UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08542

The Saratoga Advantage Trust
(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY			11530
(Address of principal executive offices)			(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code:		516-542-3000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/06

Item 1.  Reports to Stockholders.

THE SARATOGA
ADVANTAGE TRUST

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2006

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 4
Schedules of Investments	Page 27
Statements of Assets and Liabilities	Page 44
Statements of Operations	Page 46
Statements of Changes in Net Assets	Page 48
Notes to Financials	Page 52
Financial Highlights	Page 62
Report of Independent Registered Public Accounting Firm	Page 78
Supplemental Information	Page 79
Privacy Notice	Page 85

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Michael J. Wagner	Chief Compliance Officer
Andrew B. Rogers	Assistant Secretary
Kevin E. Wolf	Assistant Treasurer
Investment Manager	Distributor
Saratoga Capital Management, LLC	Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207	4020 South 147th Street
Garden City, New York 11530-4808	Omaha, Nebraska 68137
Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	The Bank of New York
4020 South 147th Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68137	New York, New York 10286

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2006

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2005 through August 31, 2006.

ECONOMIC OVERVIEW

The Gross Domestic Product (GDP) grew at an annualized rate of 2.6% during the second quarter of 2006. This followed the 5.6% annualized growth rate of the GDP during the first quarter of 2006. For the 12 months ending June 2006 the GDP has increased by approximately 3.5%, which is right in line with the GDP’s long term average growth rate of 3.5% per year from March of 1950. From the end of the recession in September 2001 the GDP has increased by over $1.5 trillion, and the GDP per capita has grown to $49,700 in June 2006 from $46,200 in December 2000. Inflation, as measured by the Consumer Price Index (CPI), year-over-year (y-o-y) reached a cycle high of 4.7% in September 2005 and has declined to 3.8% y-o-y as of August 2006.

The Federal Reserve’s (Fed) Federal Open Market Committee released its statement in part as follows: “The Federal Open Market Committee decided today (September 20, 2006) to keep its target for the federal funds rate at 5-1/4 percent. The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market. Readings on core inflation have been elevated, and the high levels of resource utilization and of the prices of energy and other commodities have the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand. Nonetheless, the Committee judges that some inflation risks remain.…”

Notably, Personal Consumption Expenditures (PCE) makes up about 70% of the GDP. The main macro economic sectors that configure the PCE along with a notation of their relationship to the PCE category are as follows starting with the sector that ranks the highest relative to PCE: Services (Housing, Household Operation, Electricity and Gas, Transportation, Medical Care, Recreation), the current Services to PCE ratio has increased by over 20% relative to its ratio in 1950. Housing is currently about 11% of the GDP up from approximately 6.5% around 1950 making it a vital segment of our economic growth, and it has price points and costs that can have a significant impact on the CPI; Nondurable goods (Food, Clothing and Shoes, Gasoline, Fuel Oil, and other energy goods), the current Nondurable goods to PCE ratio has decreased by greater than 45% relative to its ratio in 1950; and Durable goods (Motor Vehicles, Furniture and Household Equipment), the present Durable goods percentage of PCE has more than doubled relative to its ratio in 1950. Going forward, we believe it is important to carefully watch the Services sector which contains Housing as one of its main components.

ASSET ALLOCATION — THE INVESTMENT “COMPASS” THAT PROVIDES
INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor’s investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a “comfortable” blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds — a relatively conservative investment approach, or only investing in stock funds — a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment “compass” can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul — they don’t quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don’t let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class. Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the funds current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

0655-AFD-10/16/2006

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-2.52%
Without Sales Charge	NA	NA	NA	3.45%
Class B
With Sales Charge	4.31%	1.37%	2.00%	NA
Without Sales Charge	9.31%	1.74%	2.00%	NA
Class C
With Sales Charge	8.25%	1.72%	1.99%	NA
Without Sales Charge	9.25%	1.72%	1.99%	NA

PORTFOLIO ADVISOR COMMENTARY

The overall U.S. stock market performed modestly well over the last twelve months ending August 31, 2006. In general value stocks outperformed growth stocks across all capitalizations while in general small-capitalization growth stocks outperformed its mid and large-capitalization counterparts. The energy and utilities sector finished the fiscal year posting double digit returns. Year-to-date, most sectors have posted positive returns with the exception of information technology.

The financial sector was the biggest contributor to the Large Capitalization Value Portfolio’s positive performance over the reporting period due to strong stock selection. Within this sector allocation in the Portfolio, JP Morgan Chase (4.11%) and Bank of America Corp. (3.24%) were the two largest contributors. Pfizer Inc. (4.40%), which has been in the Portfolio for the duration of the reporting period, was up. The healthcare sector represented the second best performing sector over the previous 12-month period.

Detracting from performance was stock selection in consumer discretionary sector. Career Education Corp. (0.62%) sold off following the declaration of a substantial second quarter loss. The quarterly loss included a goodwill impairment charge which was applied due to an over statement of goodwill value on the company’s balance sheet.

Going forward, we believe the market volatility experienced mid-year should moderate. Business and economic fundamentals remain very solid which should quell fears of a looming recession. We believe inexpensive equity valuations, a resilient economy and healthy corporate profits should continue to grow. Under the current environment of potentially rising risk premiums and continued economic expansion, we believe the Portfolio, with its higher-quality bias, should be well-positioned for the future.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Pfizer Inc.	4.40%
J.P. Morgan Chase & Co.	4.11%
Citigroup, Inc.	3.54%
Bank of America Corp.	3.24%
General Electric Co.	3.02%
UnitedHealth Group Inc.	2.99%
Countrywide Financial Corp.	2.81%
American International Group, Inc.	2.79%
ChevronTexaco Corp.	2.72%
The TJX Companies, Inc.	2.69%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average, as of August 31, 2006, consisted of 1,420 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:
Loomis, Sayles & Co., L.P.
Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year: 9/1/05 — 8/31/06	Five Year: 9/1/01 — 8/31/06*	Inception: 1/4/99 — 8/31/06*	Inception: 2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-21.02%
Without Sales Charge	NA	NA	NA	-16.22%
Class B
With Sales Charge	-9.32%	-3.10%	-5.88%	NA
Without Sales Charge	-4.55%	-2.70%	-5.88%	NA
Class C
With Sales Charge	-5.57%	-2.71%	-5.87%	NA
Without Sales Charge	-4.62%	-2.71%	-5.87%	NA

PORTFOLIO ADVISOR COMMENTARY

For the period September 1, 2005 through August 31, 2006 the Saratoga Large Capitalization Growth Portfolio produced a negative return. This performance was primarily due to an underweight position in industrials and poor stock selection in health care and consumer staples. An overweight position in financial services and strong stock selection in information technology contributed positively to performance. Among the biggest detractors to performance during this period were Hansen Natural Corp. (0.96%) and SanDisk Corp. (0.00%).

Hansen Natural Corp., a high-end beverage company, saw shares decline after the company reported a second quarter profit that missed analysts’ expectations. Higher packaging and promotions expenses and slower expansion at retailers harmed Hansen’s profit. SanDisk shares fell during the year as quarterly profits fell and inventories rose. Supply outpaced demand in the first quarter, margins were disappointing, and sell side analysts expressed uncertainty about the company going forward.

The largest contributors to performance during this time period were Apple Computer (3.65%) and Google (5.79%). During the year Apple reported strong quarters due to a variety of reasons including improved margins and strong sales of iPods and iMac personal computers. Google shares rose throughout the year as the company enjoyed exceptionally strong revenue and earnings growth, and continued to grab search-market share from its peers.

The volatility and uncertainty experienced by stock markets during the first half of 2006 appear to be easing. Better than anticipated earnings growth and the pause in the Federal Reserve’s interest rate increases helped to turn the stock markets around. In light of the gains, many investors are looking forward to finishing the third quarter and await the start of a new earnings season.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Google, Inc., Class A	5.79%
Chicago Mercantile Exchange	4.98%
CB Richards Ellis Group, Inc.	4.62%
Genentech, Inc.	4.27%
Gilead Sciences, Inc.	4.11%
Cognizant Technology Solutions Corp.	3.86%
Express Scripts, Inc.	3.86%
Goldman Sachs Group, Inc.	3.82%
Qualcomm, Inc.	3.73%
Apple Computer, Inc.	3.65%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average, as of  August 31, 2006, consisted of 1,756 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:
Vaughan Nelson Investment Management, L.P.
Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Inception:
	9/1/05 — 8/31/06	6/28/02 — 8/31/06*
Class A
With Sales Charge	-6.90%	7.04%
Without Sales Charge	-1.24%	8.57%
Class B
With Sales Charge	-5.81%	7.59%
Without Sales Charge	-1.61%	7.96%
Class C
With Sales Charge	-2.46%	7.93%
Without Sales Charge	-1.62%	7.93%

PORTFOLIO ADVISOR COMMENTARY

Several questions resided over the stock market during the 12 month period ending August 31, 2006 including: Will the Federal Reserve (“Fed”) over or undershoot the economy with their string of rate hikes?  What will the impact of rising commodity prices be on the broader economy?  Will a housing market correction lead to a hard or soft landing?  As the year unfolded, it was clear that the stock market lacked true clarity into many of these issues and stocks reacted almost daily to the most recent news. We believe the stock market will continue to seek transparency on these matters and eagerly anticipate future economic data to determine the direction of the economy.

For the 12 month period ending August 31, 2006 the Portfolio produced a negative return. The Portfolio was broadly positioned towards industrial and energy stocks and was slow to react when global and economic events raised risk concerns throughout the marketplace. During this period, the Portfolio’s utility and consumer sector positions performed best as the market moved strongly towards these perceived “safe haven” sectors.

Given the economic backdrop, we believe the best opportunities will come by trading into high quality companies who have seen their valuations compressed during the stock market’s recent volatility. We believe select opportunities may exist within specific industrial and healthcare sectors as many companies have seen their valuations compressed simply because of broader stock market concerns despite their strong underlying fundamentals. Technology stocks should look to benefit from the ultimate release of the long awaited Vista operating system which should release pent-up demand for these products. While these trends continue to excite us, specific attention to valuation and fundamentals will be required as the broader stock market may likely continue to grapple with uncertainty while still resolving many of the questions that arose during the last year.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Pediatrix Medical Group, Inc.	2.72%
HCC Insurance Holdings, Inc.	2.58%
Hasbro, Inc.	2.57%
Black & Decker Corp.	2.42%
Endo Pharmaceuticals Holdings, Inc.	2.41%
Affiliated Managers Group, Inc.	2.41%
Cintas Corp.	2.38%
Zions Bancorp.	2.33%
Protective Life Corp.	2.30%
Autozone, Inc.	2.27%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average as of August 31, 2006, consisted of 490 mutual funds comprised of mid market captalization stocks. Investors may not invest in the Average directly.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly: unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-4.33%
Without Sales Charge	NA	NA	NA	1.48%
Class B
With Sales Charge	1.93%	9.93%	11.50%	NA
Without Sales Charge	5.97%	10.20%	11.50%	NA
Class C
With Sales Charge	5.14%	10.19%	11.54%	NA
Without Sales Charge	5.95%	10.19%	11.54%	NA

PORTFOLIO ADVISOR COMMENTARY

For the 12 months ended August 31, 2006, the Saratoga Advantage Trust Small Capitalization Portfolio produced a positive return.

Generally, stock market performance was again driven by corporate earnings growth, as valuations continued to contract. The economy remained favorable, driven by strong global demand and liquidity. Many corporation’s earnings benefited from improvements in productivity and record levels of share buybacks. Consumer spending remained resilient in the face of higher energy prices and interest rates. These factors offset much of the impact of the Federal Reserve’s “measured pace” of interest rate hikes.

During the fiscal year, the Portfolio was led higher by a diverse group of stocks. Some of the best performers included two energy exploration and production companies, an oil field services company, a manufacturer of water heaters, and two manufacturers of electrical components. The Portfolio also benefited from takeover activity, as three Portfolio holdings were acquired during the period.

From a sector perspective, the Portfolio’s overweight position in the outperforming materials and processing stocks added to performance, while the overweight position in the underperforming autos and transportation stocks detracted from it. The overweight position in consumer stocks also detracted from performance, reflecting investor concerns about the potential impact of higher energy prices and interest rates on consumer spending.

We continue to believe that the economy is in the early stages of a slowdown, with Gross Domestic Product likely to decelerate from its recent above trend growth (3% plus) to a more sustainable pace. We continue to increase our exposure to financial services, as we believe the Federal Reserve is likely done with its tightening campaign. We are also looking for companies with visible top-line drivers or margin expansion opportunities, reflecting our view that we are entering the latter stages of the current economic and profit cycles. We remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Aptargroup, Inc.	3.32%
Church & Dwight, Inc.	3.31%
Belden CDT, Inc.	3.24%
Piedmont Natural Gas Co., Inc.	3.03%
Questar Corp.	3.02%
RPM, Inc.	2.99%
Albany Int’l Corp.,Class A	2.94%
Protective Life Corp.	2.94%
West Pharmaceutical Services, Inc.	2.90%
Owens & Minor, Inc.	2.80%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average, as of August 31, 2006, consisted of 388 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	1.72%
Without Sales Charge	NA	NA	NA	7.97%
Class B
With Sales Charge	16.52%	6.16%	1.37%	NA
Without Sales Charge	21.52%	6.48%	1.37%	NA
Class C
With Sales Charge	20.59%	6.45%	1.34%	NA
Without Sales Charge	21.59%	6.45%	1.34%	NA

PORTFOLIO ADVISOR COMMENTARY

Generally, international stocks outperformed domestic stocks over the 12-month period ended August 31, 2006.

The materials sector was a large contributor to positive Portfolio performance. Specifically Arcelor (0.00%), a French steel manufacturing company, was up significantly in the wake of an unsolicited takeover bid from Mittal steel. Böhler-Uddeholm (3.16%) also rose in the reporting period as demand for steel continued to be driven by infrastructure buildup and oil exploration. Detracting from performance was stock selection in consumer discretionary names as well as financials. Nissan Motors (1.58%) was hurt by a decrease in American sales stemming from limited new car designs in production. Nomura Holdings (3.19%) fell in the second quarter as sharp declines in the stock market negatively impacted capital-market sensitive stocks.

Business and economic fundamentals remain very solid which we believe should quell fears of a looming recession. We believe inexpensive stock valuations, a resilient domestic economy and healthy corporate profits should continue to grow. Management also anticipates slowing but continued global economic growth. There is a continued focus on opportunities in Europe where capital spending is rising and corporate earnings, although slowing, continue to grow. Expectations for single digit growth in Japan have provided ample opportunities and we remain enthusiastic about the risk-reward profiles of several opportunities there.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, governor regulation, differences in accounting standards and liquidity.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Roche Holding AG, ADR	4.56%
RWE Aktiengesellschaf SP, ADR	4.03%
Canon, Inc., ADR	4.01%
Fortis, ADR	3.64%
BNP Paribas SA, ADR	3.38%
Nomura Holdings, Inc. ADR	3.19%
Bóhler-Uddeholm AG, ADR	3.16%
Nestle SA, ADR	3.00%
Adidas - Salomon AG, ADR	2.99%
Mitsubishi UFJ Financial, ADR	2.93%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices; Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:
Oak Associates, ltd.
Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	7/15/99 — 8/31/06*	1/18/00 — 8/31/06*
Class A
With Sales Charge	-12.70%	-6.38%	3.53%	NA
Without Sales Charge	-7.40%	-5.26%	4.39%	NA
Class B
With Sales Charge	-12.64%	-6.20%	3.74%	NA
Without Sales Charge	-8.04%	-5.82%	3.74%	NA
Class C
With Sales Charge	-8.89%	-5.82%	NA	-3.38%
Without Sales Charge	-7.97%	-5.82%	NA	-3.38%

PORTFOLIO ADVISOR COMMENTARY

It was a turbulent ride for healthcare investors in the past 12 months ending August 31, 2006. Various areas within the sector went in and out of favor. Managed care, an area we have avoided, saw slowing growth and pressure on margins, which, in addition to an options backdating controversy at one company, contributed to a decline in the group. The orthopedic stocks sold off sharply on fears about reimbursement rates, presenting us with a good opportunity to build a position in Stryker (5.33%), which has since recovered nicely along with its peers. We will continue to take advantage of declines in industry bellwethers that are out of favor for short-term reasons by establishing or adding to positions. A third area that saw volatility is biotech - hardly unusual for that group with its regular dose of binary events.

This last phenomenon hurt the Portfolio. We owned stock in two companies (Rigel Pharmaceuticals (0.00%) and Corcept Therapeutics (0.20%)) that announced trial results for drugs that made up a major portion of the value of the franchises. These were considered pivotal trials. In both cases the drug failed to achieve statistical significance in the trial, sending the stocks of the companies plummeting.

As the economy slows, investors’ interest in healthcare, and its relative stability, may continue to grow. This may be part of the reason behind the turn in some of the pharmaceutical stocks. The Portfolio has a healthy exposure to this area with names such as Pfizer (5.36%), Johnson & Johnson (4.63%), Eli Lilly (4.27%), and Novartis (2.05%). We continue to make what we believe are investments with solid risk-reward profiles and feel strongly that consistency in this approach will yield positive results in the long-term.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Teva Pharmaceutical Industries, Ltd.	7.47%
Medtronic, Inc.	6.43%
MedImmune, Inc.	5.85%
Amgen, Inc.	5.44%
Pfizer, Inc.	5.36%
Stryker Corp.	5.33%
Invitrogen Corp.	5.31%
Waters Corp.	5.01%
Cerner Corp.	4.88%
Techne Corp.	4.83%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The S&P Health Care Index is an unmanaged index, encompassing two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Investors may not invest in the Index directly; unlike the portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:
Columbus Circle Investors
Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	10/22/97 — 8/31/06*	9/16/98 — 8/31/06*	1/14/00 — 8/31/06*
Class A
With Sales Charge	-7.18%	-6.83%	-2.95%	NA	NA
Without Sales Charge	-1.47%	-5.73%	-2.30%	NA	NA
Class B
With Sales Charge	-7.01%	-6.68%	NA	-5.53%	NA
Without Sales Charge	-2.12%	-6.30%	NA	-5.53%	NA
Class C
With Sales Charge	-3.08%	-6.27%	NA	NA	-21.52%
Without Sales Charge	-2.10%	-6.27%	NA	NA	-21.52%

PORTFOLIO ADVISOR COMMENTARY

Despite higher commodity prices and synchronized global rate increases, technology spending remained healthy due to solid Gross Domestic Product growth, record corporate margins and a resilient consumer. In addition, some the emerging themes we remain focused on (such as: Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization), Security, and Music/Video Downloading) drove Portfolio returns. Internet and Music/Video Downloading stocks led the way with Apple (3.23%), Akamai (2.56%) and Google (3.93%). Next-Generation carrier spending stocks also outperformed with Nokia (3.05%), Cisco (3.73%) and American Tower (2.36%). Among the worst hit stocks were Finisar (0.00%), Comverse Technology (0.00%), Silicon Labs (0.00%), Tekelec (0.00%) and Marvell Technology (2.37%). Finisar suffered margin issues while Comverse and Tekelec suffered management departures. All three stocks were sold. Marvell and Silicon Labs suffered from a semiconductor inventory correction. Silicon Labs was sold due to future competitive concerns while the Marvell position was maintained due to the likelihood of positive surprise from new products starting in the calendar fourth quarter.

While stock market volatility has increased and may continue in the near-term due to the increased uncertainty over economic growth, we see a continuation of solid fundamentals in 2006 and into 2007 as pent up demand, caused by under-investment in technology, may drive spending. Despite the weaker housing market, consumer spending has only slowed modestly due to solid employment and wage growth. As always, the Saratoga Technology and Telecommunications Portfolio will continue to focus on dynamic companies that we believe are in attractive markets that may benefit from positive industry dynamics and dominant secular trends.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Google, Inc., Class A	3.93%
Broadcom Corp., Class A	3.80%
Cisco Systems, Inc.	3.73%
Qualcomm Inc.	3.32%
Harris Corp.	3.31%
Apple Computer, Inc.	3.23%
Hewlett Packard Co.	3.22%
Nokia oyj - ADR	3.06%
Adobe Systems, Inc.	2.94%
Applied Materials, Inc.	2.86%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:
Integrity Money Management, Inc.
Minot, North Dakota

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	10/23/97 — 8/31/06*	9/21/98 — 8/31/06*	1/7/03 — 8/31/06*
Class A
With Sales Charge	3.62%	16.87%	10.11%	NA	NA
Without Sales Charge	9.95%	18.26%	10.85%	NA	NA
Class B
With Sales Charge	4.26%	17.37%	NA	14.50%	NA
Without Sales Charge	9.26%	17.58%	NA	14.50%	NA
Class C
With Sales Charge	8.33%	NA	NA	NA	23.93%
Without Sales Charge	9.33%	NA	NA	NA	23.93%

PORTFOLIO ADVISOR COMMENTARY

Following a mild winter in early 2006, natural gas and coal prices declined while the price of crude oil, diesel and gasoline soared. Greed and potential supply disruptions by Iran and others contributed to record prices for crude oil by mid 2006. New deep water discoveries in the Gulf of Mexico (potentially boosting U.S. reserves by 50%) bode well for companies in this area and coincided with a drop in crude oil prices from near record levels. On a BTU equivalent basis, natural gas and coal have become extremely attractive alternatives when compared to crude oil, diesel and gasoline. Electric utilities prefer to fire their plants with natural gas and coal as the lowest cost alternative fuels, boding well for longer term demand for these energy sources. If we have a cold snap in the 2006-2007 winter season, upward pricing pressure for natural gas and coal relative to oil is a likely outcome. U.S. politically safe proven reserves of natural gas and coal is measured in terms of hundreds of years, not decades as is the case for oil. Today’s technology allows profitable production of 97% sulphur free bio diesel from coal as long as the price of crude oil remains above $45 per barrel. This bodes well for coal as an alternative source of energy, likely resulting in upward pressure on prices longer term. Accordingly, we continue to favor overweight positions in natural gas and coal versus crude oil in the energy sector.

Some of the best performing stocks in the Portfolio for the year ended August 31, 2006 were Bucyrus International (3.61%), Phelps Dodge (3.11%), Schlumberger (3.87%), Suncor Energy (4.29%), and Joy Global (3.35%). Some of the worst performing stocks were Syntroleum (0.00%), Alpha Natural Resources (2.86%), Louisiana Pacific (1.96%), International Coal Group (0.00%), and Encore Acquisition (0.00%).

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Peabody Energy Corp.	4.31%
Suncor Energy, Inc.	4.29%
Occidental Petroleum Corp.	4.02%
Schlumberger Ltd.	3.87%
Foundation Coal Holdings	3.86%
ConocoPhillips	3.67%
Bucyrus Int’l, Inc., Class A	3.61%
Halliburton Corp.	3.60%
Joy Global, Inc.	3.35%
Dril-Quip, Inc.	3.33%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:
Loomis, Sayles & Co., L.P.
Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	8/1/00 — 8/31/06*
Class A
With Sales Charge	6.82%	5.49%	5.91%
Without Sales Charge	13.21%	6.75%	6.94%
Class B
With Sales Charge	7.61%	5.79%	6.32%
Without Sales Charge	12.61%	6.11%	6.32%
Class C
With Sales Charge	11.53%	6.08%	6.31%
Without Sales Charge	12.53%	6.08%	6.31%

PORTFOLIO ADVISOR COMMENTARY

Over the last 12 month period ending August 31, 2006, the Saratoga Advantage Trust Financial Services Portfolio produced a positive return. Among the top contributors to the Portfolio during this period were CB Richard Ellis (4.67%), Compass Bancshares (5.30%), and American International Group (0.00%).

CB Richard Ellis benefited during this period from a strong global commercial real estate sales and leasing environment. The company continues to report earnings that exceed analysts’ expectations, which has helped to support the stock. Compass Bancshares, a regional bank located in the South and West, caught the attention of investors over the last 12 months as many looked to add some exposure to regional banks. Shares of American International Group performed well as the company emerged from regulatory investigations and last year’s active hurricane season in better condition than many had anticipated.

The top detractors to performance were Capital One Financial (3.10%) and Countrywide Financial (2.25%). Shares of Capital One fell significantly after second quarter 2006 earnings raised fears of deteriorating consumer credit. While the position was trimmed back initially, the stock is still owned on the belief that the sell-off was over done and the opportunities offered by the company’s upcoming merger with North Fork Bank remain solid. Countrywide has recently underperformed largely due to market concerns over residential mortgage lending.

Going forward, we continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well. Inflation concerns appear to be easing, and global economic growth, while slowing, we believe should still remain solid. We are modestly more diversified than a year ago, but we nonetheless continue to believe there are relatively greater opportunities within the investment banking and asset management sub-sectors of finance in light of the environment just described. We remain very selective within the insurance, mortgage/real estate, and banking sub-sectors.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Wells Fargo & Co.	7.28%
Bank of America Corp.	5.72%
Goldman Sachs Group, Inc.	5.58%
Compass Bancshares, Inc.	5.30%
Prudential Financial, Inc.	4.88%
Bear Stearns Co., Inc.	4.80%
Blackrock, Inc.	4.70%
Lehman Brothers Holdings, Inc.	4.70%
CB Richard Ellis Group, Inc.	4.67%
Berkshire Hathaway, Inc.	4.53%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-5.27%
Without Sales Charge	NA	NA	NA	0.31%
Class B
With Sales Charge	-4.48%	2.24%	3.39%	NA
Without Sales Charge	0.40%	2.58%	3.39%	NA
Class C
With Sales Charge	-0.57%	2.56%	3.40%	NA
Without Sales Charge	0.40%	2.56%	3.40%	NA

PORTFOLIO ADVISOR COMMENTARY

The past twelve months ending August 31, 2006 witnessed the Federal Reserve (the “Fed”) continuing to respond to a robust economic environment by increasing the Federal Funds Rate repeatedly. During this period interest rates rose considerably, with most of the moves occurring in the shorter maturities, resulting in a flattening yield curve. As the summer of 2006 concluded, the Fed finally finished its rate hikes (at least for the time being) as the evidence showed that the economy is slowing. The Portfolio was positioned well for these moves by employing a “barbell portfolio strategy,” concentrating investments on the ends of the yield curve and minimizing positions in the middle of the curve. Going forward, we foresee reducing the degree to which we utilize the barbell strategy as the pace of the flattening of the yield curve slows.

We also protected the Portfolio over the past few years by avoiding investments in many “troubled credits,” notably the auto manufacturers. Although Ford and GM (and their subsidiaries) were two of the largest issuers in the bond market, we were not comfortable with their creditworthiness and avoided their debt. This proved helpful to the Portfolio as their credit deteriorated and is now non-investment grade.

We have conservatively positioned the Portfolio to protect against the downside in other important respects. We continue to believe TIPS (U.S. Treasury Securities indexed to inflation) will serve us well over the long term by cushioning the potential damage if and when inflation raises its ugly head. In these ways, we continue to manage the Portfolio for the long-term with an emphasis on capital preservation.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Issuer	% of Net Assets
Federal National Mortgage, 4.125%, 4/15/2014	12.62%
U.S. Treasury Notes, 4.50%, 11/15/2015	9.88%
U.S. Treasury Notes - TIPS, 1.875%, 7/15/2013	8.67%
Federal National Mortgage, 2.65%, 6/30/2008	5.78%
Eastern Energy Ltd.,6.75%, 12/1/2006	5.39%
J.P. Morgan Chase & Co., 3.80%, 10/2/2009	5.16%
Gte Southwest, Inc., 6.23%, 1/1/2007	4.71%
Federal National Mortgage, 5.00%, 4/15/15	4.67%
Treasury Notes, 4.00%, 2/15/2014	4.48%
Occidental Petroleum Corp., 10.125%, 9/15/09	3.80%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities most be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-6.00%
Without Sales Charge	NA	NA	NA	-0.29%
Class B
With Sales Charge	-4.59%	1.74%	2.62%	NA
Without Sales Charge	0.30%	2.10%	2.62%	NA
Class C
With Sales Charge	-0.58%	2.05%	2.56%	NA
Without Sales Charge	0.40%	2.05%	2.56%	NA

PORTFOLIO ADVISOR COMMENTARY

Generally bonds struggled for the most of the 12 month period ending August 31, 2006 due to the Federal Reserve’s (the “Fed’s”) tightening interventions through June 2006. The first Fed pause in August, following 17 consecutive rate hikes since June 2004, facilitated a rally in bond prices. Over the course of the year, the yield curve flattened and created an environment where longer term bonds generally outperformed those on the shorter end. Specifically, the municipal yield curve flattened whereby longer term bonds generally outperformed shorter term bonds.

A continued focus was placed on longer term municipals with maturities of 15 years or longer. Historically narrow yield spreads between AAA and BBB rated municipals supported management’s decision to maintain very high average credit quality within the Portfolio. Currently 87% of the Portfolio is rated AAA. 27% of the Portfolio is allocated to general obligation bonds which seem to have benefited from an increase in tax revenues and a strong economy. This sector represents the largest allocation in the Portfolio.

A downturn in the housing market could lead to a slowdown in the economy and we believe the Fed may leave rates unchanged for the remainder of the year. If the Fed remains on hold, management would expect the yield curve to moderately steepen. This environment may cater well to municipals with maturities of 10-15 years.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN
THE MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Issuer	% of Net Assets
Heartland Consumers Power District, 6.00%, 1/1/2017	6.65%
Maryland State Energy Financing Administration, 6.30%, 12/1/2010	5.84%
Alvord, California Union School District, 5.90%, 2/1/2020	5.69%
Macro Island, Florida Utilities System Revenue, 5.25%, 10/1/2020	5.14%
New Hampshire State Health & Education Facilities, 5.50%, 8/1/2027	5.12%
Snohomish County School District, 5.50%, 12/1/2019	5.11%
Denver, CO City & County Excise Tax Revenue, 5.50%, 9/1/2017	5.11%
Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/2023	5.04%
Texas State University System Revenue, 5.375%, 3/15/2017	5.02%
Philadelphia Pennsylvania, GO, 4.90%, 9/15/2020	4.90%

*Based on total net assets as of August 31, 2006

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:
Reich & Tang Asset Management, LLC
New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

U.S. Government
7-Day	Money Market Portfolio
Compounded Yield[1]	(Class A, B, C)
8/31/06	4.16%

Total Aggregate Return for the Period Ended August 31, 2006
	One Year:	Five Year:	Inception:	Inception:
	9/1/05 — 8/31/06	9/1/01 — 8/31/06*	1/4/99 — 8/31/06*	2/14/06 — 8/31/06
Class A
With Sales Charge	NA	NA	NA	-5.75%
Without Sales Charge	NA	NA	NA	0.00%
Class B
With Sales Charge	-1.67%	0.69%	1.96%	NA
Without Sales Charge	3.33%	1.08%	1.96%	NA
Class C
With Sales Charge	2.32%	1.07%	1.97%	NA
Without Sales Charge	3.32%	1.07%	1.97%	NA

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2006.

One year ago our discussions involved ten consecutive Federal Funds Rate tightenings.   As of recently, the FOMC has decided to break their streak of rate increases and leave the Federal Funds Rate at 5.25%. Therefore, we believe that our short term market has begun to transition to a period where interest rates have leveled off and a new concern for the potential of an economic slowdown has begun to emerge. Generally, the housing market has begun to decelerate, mortgage equity withdrawals have diminished, and consumer spending has slowed. Further proof of this new “weather front” is a minority group of analysts that have begun to debate and predict the potential for a drop in the Federal Funds target rate in 2007.

Ultimately we believe the FOMC has little or no reason to raise their target rate in the near future. The possibility of the FOMC easing within 2007 does exist, but we do not feel there is enough current data to make such a conclusion. Therefore, we have begun to extend some of our maturities when the value presents itself and we will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to try to take advantage of any adjustments in short term interest rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1                       The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION VALUE PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 97.33%
	Aerospace & Defense - 1.86%
22,200	Honeywell International, Inc.	$859,584
	Banks - 7.04%
29,100	Bank of America Corp.	1,497,777
14,900	Wachovia Corp.	813,987
27,000	Wells Fargo & Co.	938,250
		3,250,014
	Beverages - 1.52%
15,700	Coca-Cola Co. (The)	703,517
	Capital Markets - 9.04%
41,600	JP Morgan Chase & Co.	1,899,456
16,800	Merrill Lynch & Co., Inc.	1,235,304
15,800	Morgan Stanley	1,039,482
		4,174,242
	Conglomerates - 3.02%
41,000	General Electric Co.	1,396,460
	Commercial Services - 1.49%
19,060	ChoicePoint, Inc. *+	689,019
	Communications Equipment - 2.18%
45,800	Cisco Systems, Inc. *	1,007,142
	Computers - 2.40%
49,100	Dell, Inc. *	1,107,205
	Consumer Finance - 1.63%
10,300	Capital One Financial Corp.	752,930
	Diversified Consumer Services - 0.62%
14,900	Career Education Corp. *	285,335
	Diversified Financials - 4.98%
33,100	Citigroup, Inc.	1,633,485
10,500	Federal Home Loan Mortgage	667,800
		2,301,285
	Forest Products & Paper - 1.53%
15,900	Temple Inland, Inc.	707,868
	Health Care Products - 6.06%
25,300	Aetna, Inc.	942,931
27,200	Boston Scientific Corp. *	474,368
26,600	UnitedHealth Group, Inc.	1,381,870
		2,799,169
	Hotels Restaurants & Leisure - 3.83%
21,900	Carnival Corp. +	917,610
13,300	McDonald’s Corp.	477,470
10,200	Royal Caribbean Cruises, Ltd. +	372,096
		1,767,176
	Insurance - 10.47%
20,200	American International Group, Inc.	$1,289,164
4,500	Fairfax Financial Holdings, Ltd. +	541,350
22,800	Marsh & McLennan Cos., Inc.	596,448
11,300	MBIA, Inc.	696,419
11,000	The Hartford Financial Services Group, Inc.	944,460
11,700	XL Capital, Ltd., Class A +	767,988
		4,835,829
	Leisure Products - 2.28%
55,300	News Corp., Class A	1,052,359
	Machinery/Instruments - 2.30%
9,300	Eaton Corp.	618,450
6,000	Parker Hannifin Corp.	444,300
		1,062,750
	Oil & Gas - 8.62%
19,500	ChevronTexaco Corp.	1,255,800
18,100	ConocoPhillips	1,148,083
7,300	ExxonMobil Corp.	493,991
23,600	XTO Energy, Inc.	1,080,172
		3,978,046
	Pharmaceuticals - 6.82%
73,700	Pfizer, Inc.	2,031,172
10,200	Sanofi - Synthelabo SA, ADR	458,490
13,500	Wyeth	657,450
		3,147,112
	Semiconductor Equipment/
	Products - 2.07%
102,415	Taiwan Semiconductor Mfg., Ltd.	953,484
	Software - 1.68%
34,100	McAfee, Inc. *	776,116
	Specialty Retail - 6.38%
7,950	Best Buy, Inc.	373,650
28,500	Family Dollar Stores, Inc.	728,745
17,500	Home Depot, Inc.	600,075
46,400	The TJX Companies, Inc.	1,241,200
		2,943,670
	Thrifts & Mortgage Finance - 2.81%
38,400	Countrywide Financial Corp.	1,297,920
	Telecommunications - 6.70%
14,300	Alltel Corp.	775,203
35,200	AT&T, Inc.	1,095,776
31,800	Motorola, Inc.	743,484
9,000	NII Holdings, Inc. *	480,150
		3,094,613
	Total Common Stocks (Cost $40,789,112)	44,942,845

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	Short-Term Investments - 1.40%
646,452	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $646,452)	$646,452
	Collateral Received for Securities Loaned - 6.62%
3,058,224	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $3,058,224)	3,058,224
TOTAL INVESTMENTS (Cost $44,493,788)	105.35%	$48,647,521
Liabilities in excess of other assets	(5.35%)	(2,475,664)
TOTAL NET ASSETS	100.00%	$46,171,857

Percentages indicated are based upon total net assets of $46,171,857

*  Non-income producing securities.

+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION GROWTH PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 97.34%
	Agriculture - 3.44%
30,300	Archer-Daniels-Midland Co.	$1,247,451
	Banking - 3.17%
18,625	State Street Corp.	1,151,025
	Beverages - 0.96%
12,675	Hansen Natural Corp. * +	348,816
	Biotechnology - 4.27%
18,750	Genentech, Inc. * +	1,547,250
	Commercial Services - 3.09%
27,525	Monster Worldwide, Inc. *	1,121,369
	Computers - 10.43%
19,525	Apple Computer, Inc. *	1,324,771
20,025	Cognizant Technology Solutions Corp. *	1,399,948
30,875	Network Appliance, Inc. *	1,057,160
		3,781,879
	Diversified Financials - 15.03%
8,800	BlackRock, Inc.	1,145,320
4,100	Chicago Mercantile Exchange	1,804,000
9,325	Goldman Sachs Group, Inc.	1,386,161
17,425	Lehman Brothers Holdings, Inc.	1,111,889
		5,447,370
	Health Care Equipment & Services - 3.27%
15,325	WellPoint, Inc. *	1,186,308
	Internet - 8.87%
28,400	Akamai Technologies, Inc. * +	1,113,280
5,550	Google, Inc., Class A *	2,100,842
		3,214,122
	Machinery - 2.92%
15,950	Caterpillar, Inc.	1,058,283
	Media - 2.58%
49,100	News Corp.	934,373
	Metal Fabrication - 2.91%
18,025	Precision Castparts Corp.	1,053,380
	Oil & Gas Services - 2.82%
31,350	Halliburton Co.	1,022,637
	Pharmaceuticals - 10.92%
16,625	Express Scripts, Inc. *	1,397,830
23,500	Gilead Sciences, Inc. *	1,489,900
16,900	Medco Health Solutions, Inc. *	1,070,950
		3,958,680
	Real Estate - 4.62%
72,750	CB Richard Ellis Group, Inc. *	$1,673,250
	Retailing - 2.66%
25,775	Nordstrom, Inc.	962,696
	Software - 2.99%
69,325	Oracle Corp. *	1,084,936
	Tech Hardware & Equipment - 9.82%
51,500	Cisco Systems, Inc. *	1,132,485
46,050	Motorola, Inc.	1,076,649
35,900	Qualcomm, Inc.	1,352,353
		3,561,487
	Transportation - 2.57%
23,350	Expeditors International Washington, Inc. +	930,965
	Total Common Stocks (Cost $33,610,578)	35,286,277
	Short-Term Investments - 0.86%
313,315	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $313,315)	313,315
	Collateral Received for Securities Loaned - 7.43%
2,693,414	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $2,693,414)	2,693,414
TOTAL INVESTMENTS (Cost $36,617,307)	105.63%	$38,293,006
Liabilities in excess of other assets	(5.63%)	(2,038,659)
TOTAL NET ASSETS	100.00%	$36,254,347

Percentages indicated are based upon total net assets of $36,254,347

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO
August 31, 2006

Shares		Value
	Common Stocks - 96.91%
	Aerospace/Defense - 3.88%
2,950	Alliant Techsystems, Inc. *	$225,645
5,075	DRS Technologies, Inc.	209,952
6,500	Esterline Technologies Corp. *	227,695
		663,292
	Banks - 9.74%
5,775	BOK Financial Corp.	300,300
6,975	Greater Bay Bancorp	198,578
4,350	Marshall & Ilsley Corp.	202,840
6,925	MB Financial, Inc. +	255,532
10,650	Synovus Financial Corp.	309,702
5,050	Zions Bancorp	398,899
		1,665,851
	Building Materials - 3.21%
16,075	Lennox International, Inc.	378,405
6,250	Masco Corp. +	171,313
		549,718
	Chemicals - 4.08%
7,650	Agrium, Inc. +	177,327
6,850	Airgas, Inc.	245,367
10,375	Valspar Corp.	275,975
		698,669
	Coal & Copper - 1.24%
4,800	Peabody Energy Corp.	211,536
	Commercial Services - 7.34%
6,125	Apollo Group, Inc. * +	307,536
8,000	Dollar Thrifty Automotive Group * +	341,440
10,575	Equifax, Inc.	336,179
2,575	Strayer Education, Inc.	271,405
		1,256,560
	Distribution/Wholesale - 3.29%
3,300	CDW Corp. +	192,390
4,275	Watsco, Inc. +	187,844
2,725	WW Grainger, Inc.	182,030
		562,264
	Drugs & Pharmaceuticals - 2.41%
12,475	Endo Pharmaceuticals Holdings, Inc. *	412,049
	Electrical Equipment &
	Components - 1.06%
4,700	General Cable Corp. *	181,091
	Electronics - Semiconductors/
	Components - 3.23%
16,875	Flextronics International, Ltd. *	199,125
5,800	Mettler Toledo International, Inc. *	353,452
		552,577
	Engineering & Construction - 1.60%
13,525	Dycom Industries, Inc. *	$273,881
	Environmental Control - 2.21%
10,300	Waste Connections, Inc. * +	378,731
	Financial Services - 2.41%
4,450	Affiliated Managers Group, Inc. * +	411,758
	Hand/Machine Tools - 2.42%
5,625	Black & Decker Corp.	414,225
	Healthcare Products & Services - 9.84%
4,275	CR Bard, Inc.	321,395
4,225	Laboratory Corp. of America Holdings *	289,075
8,625	Lincare Holdings, Inc. * +	319,384
10,175	Pediatrix Medical Group, Inc. *	466,015
6525	Triad Hospitals, Inc. *	287,492
		1,683,361
	Household Products/Wares - 0.82%
3,275	Scotts Miracle-Gro Co. (The)	140,563
	Insurance Multi-Line - 4.88%
13,575	HCC Insurance Holdings, Inc.	441,052
8,550	Protective Life Corp.	393,557
		834,609
	Leisure Time - 1.66%
4,850	Harley-Davidson, Inc. +	283,774
	Management Resources - 2.90%
5,150	Fair Isaac Corp.	180,302
6,175	SEI Investments Co.	315,172
		495,474
	Manufacturing - 1.22%
7,000	Pentair, Inc.	209,300
	Office Furnishings - 1.93%
8,275	HNI Corp.	330,173
	Oil & Gas - 4.58%
4,125	Denbury Resources, Inc. *	127,916
10,175	Southwestern Energy Co. * +	349,511
5,625	Universal Compression Holdings, Inc. *	306,169
		783,596
	Real Estate - 1.36%
10,125	CB Richard Ellis Group, Inc. *	232,875
	Real Estate Investment Trusts (REITs) - 0.24%
1,150	Healthcare Realty Trust, Inc. +	41,584

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Continued)
August 31, 2006

Shares		Value
	Retail - 5.36%
4,300	Autozone, Inc. *	$388,290
8,125	Bed Bath & Beyond, Inc. *	274,056
17,525	Triarc Cos, Inc.	255,164
		917,510
	Security Services - 1.37%
12,650	Check Point Software Technologies, Ltd. * +	235,164
	Textiles - 2.38%
11,000	Cintas Corp.	407,330
	Toys/Games/Hobbies - 2.57%
21,650	Hasbro, Inc.	439,495
	Transportation - 3.18%
5,350	Landstar System, Inc.	228,445
6,375	Ryder System, Inc.	315,053
		543,498
	Trucking & Leasing - 1.27%
3,075	Amerco, Inc. *	217,925
	Utilities - Electrical - 3.23%
9,450	DPL, Inc. +	262,710
11,850	MDU Resources Group, Inc.	290,325
		553,035
	Total Common Stocks (Cost $17,016,969)	16,581,468
	Short-Term Investments - 2.05%
351,159	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $351,159)	351,159
	Collateral Received for Securities Loaned - 18.80%
3,216,684	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $3,216,684)	3,216,684
TOTAL INVESTMENTS (Cost $20,584,812)	117.76%	$20,149,311
Liabilities in excess other assets	(17.76%)	(3,040,744)
TOTAL NET ASSETS	100.00%	$17,108,567

Percentage indicated are based on net assets of $17,108,567

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

SMALL CAPITALIZATION PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 100.29%
	Aerospace/Defense - 1.14%
10,500	K&F Industries Holdings, Inc. *	$197,190
	Automotive Equipment & Manufacturing - 2.27%
6,900	BorgWarner, Inc. +	391,299
	Banks - 6.70%
7,200	First Midwest Bancorp, Inc. +	268,920
8,800	Hanmi Financial Corp.	171,776
6,700	Provident Bankshares Corp.	251,116
9,600	UCBH Holdings, Inc.	174,144
10,500	Umpqua Holdings Corp.	287,385
		1,153,341
	Chemicals - 2.99%
27,400	RPM, Inc. +	515,394
	Collectibles - 2.09%
10,700	RC2 Corp. *	359,841
	Construction - 1.62%
5,200	Granite Construction, Inc.	278,980
	Containers & Packaging - 3.32%
11,100	AptarGroup, Inc.	571,650
	Cosmetics & Personal Care - 1.11%
5,500	Chattem, Inc. * +	190,740
	Electrical Products - 3.24%
15,600	Belden CDT, Inc.	557,544
	Electronic Components - 4.76%
9,900	Bel Fuse, Inc., Class B +	366,003
16,000	Technitrol, Inc. +	452,960
		818,963
	Energy & Utilities - 3.02%
6,000	Questar Corp.	519,240
	Food Processing - 0.93%
6,500	Performance Food Group Co. * +	159,965
	Household Products - 7.19%
14,800	Church & Dwight Co., Inc. +	569,800
34,700	Prestige Brands Holdings, Inc. * +	347,694
17,800	Tupperware Corp.	320,578
		1,238,072
	Insurance - 4.55%
9,900	IPC Holdings, Ltd.	276,705
11,000	Protective Life Corp.	506,330
		783,035
	Manufacturing - 8.82%
14,500	Albany International Corp., Class A	$506,340
9,200	Clarcor, Inc.	275,540
8,200	Smith (A.O.) Corp.	328,902
7,300	Teleflex, Inc.	407,413
		1,518,195
	Medical Products - 9.21%
12,500	CONMED, Inc. * +	256,125
15,000	Owens & Minor, Inc.	482,550
8,600	PolyMedica Corp. +	349,074
12,500	West Pharmaceutical Services, Inc. +	498,875
		1,586,624
	Metal Fabrication/Hardware - 0.95%
3,600	NS Group, Inc. *	163,872
	Oil & Gas - 12.97%
6,700	Cimarex Energy Co.	256,610
43,800	Grey Wolf, Inc. * +	320,178
2,920	Helix Energy Solutions Group, Inc. * +	112,303
3,500	Lone Star Technologies, Inc. *	158,655
5,600	Maverick Tube Corp. * +	359,912
8,000	Newfield Exploration Co. *	345,920
20,000	Piedmont Natural Gas. Co., Inc. +	521,400
11,300	Pioneer Drilling Co. *	159,217
		2,234,195
	REITS - 4.50%
14,200	Highland Hospitality Corp.	195,534
14,100	Senior Housing Properties Trust	286,935
9,800	Sunstone Hotel Investors, Inc.	293,020
		775,489
	Restaurants - 4.09%
13,200	Applebee’s International, Inc. +	273,900
4,500	CBRL Group, Inc.	170,280
9,500	Landry’s Seafood Restaurants, Inc. +	259,825
		704,005
	Retail - 6.15%
13,800	BJ’s Wholesale Club, Inc. * +	363,630
14,200	Claires Stores, Inc.	388,086
5,700	Stage Stores, Inc.	150,252
5,500	Supervalu, Inc.	157,080
		1,059,048
	Semiconductor - 1.49%
42,600	ON Semiconductor Corp. * +	256,026
	Transportation - 7.18%
10,800	Arkansas Best Corp.	476,820
9,200	Bristow Group, Inc. *	343,252

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

SMALL CAPITALIZATION PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	Transportation - 7.18% (continued)
11,300	OMI Corp. +	$254,476
4,400	YRC Worldwide, Inc. * +	161,832
		1,236,380
	Total Common Stocks (Cost $12,453,490)	17,269,088
	Collateral Received for Securities Loaned - 28.61%
4,927,714	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $4,927,714)	4,927,714
TOTAL INVESTMENTS (Cost $17,381,204)	128.90%	$22,196,802
Liabilities in excess of other assets	(28.90%)	(4,974,936)
TOTAL NET ASSETS	100.00%	$17,221,866

Percentages indicated are based upon total net assets of $17,221,866

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 98.38%
	AUSTRIA - 3.16%
	Steel - 3.16%
33,633	Bóhler-Uddeholm AG, ADR	$ 452,044
	BRAZIL - 2.57%
	Oil & Gas - 2.57%
4,100	Petroleo Brasileiro SA, ADR	367,606
	CANADA - 5.50%
	Oil & Gas - 1.61%
5,400	Petro Canada	230,688
	Steel - 1.81%
2,800	IPSCO, Inc.	258,860
	Transportation - 2.09%
7,000	Canadian National Railway Co., ADR	299,320
	TOTAL CANADA	788,868
	FRANCE - 11.63%
	Building Materials - 2.71%
12,000	Lafarge SA	387,840
	Commercial Banking - 3.38%
9,100	BNP Paribas SA, ADR	483,119
	Computer Software - 2.72%
7,000	Dassault Systemes SA, ADR	389,200
	Insurance - 2.81%
10,800	AXA, ADR	402,408
	TOTAL FRANCE	1,662,567
	GERMANY - 11.74%
	Apparel - 2.99%
17,900	Adidas - Salomon AG, ADR	427,669
	Banking & Finance - 2.00%
2,500	Deutsche Bank AG	285,775
	Diversified Manufacturing - 2.73%
4,600	Siemens AG, ADR	391,230
	Electrical Utilities - 4.03%
6,300	RWE Aktiengesellschaf SP, ADR	576,195
	TOTAL GERMANY	1,680,869
	ITALY - 4.59%
	Media - 2.66%
11,000	Mediaset SpA, ADR	381,019
	Oil - 1.92%
4,500	Eni S.p.A., ADR	275,220
	TOTAL ITALY	656,239
	JAPAN - 25.71%
	Automobiles - 5.48%
8,800	Honda Motor Co., Ltd., ADR	$ 298,144
9,900	Nissan Motor Co., ADR	225,423
2,400	Toyota Motor Corp., ADR	260,016
		783,583
	Banking & Finance - 8.60%
30,900	Mitsubishi UFJ Financial, ADR	419,313
23,700	Nomura Holdings, Inc., ADR	456,225
3,100	Shizuoka Bank, Ltd., ADR	355,237
		1,230,775
	Leisure & Recreation - 2.01%
33,600	Sega Sammy Holdings, Inc., ADR	287,199
	Metal Processing - 1.96%
3,500	NSK, Ltd., ADR	280,215
	Photo/Office Equipment - 4.01%
11,550	Canon, Inc., ADR	573,804
	Retail - 2.09%
11,900	Aeon Co., Ltd., ADR	299,820
	Telecommunications - 1.57%
14,500	NTT DoCoMo, Inc., ADR	224,750
	TOTAL JAPAN	3,680,146
	NETHERLANDS - 3.64%
	Banking - 3.64%
13,400	Fortis, ADR	521,098
	SWEDEN - 7.88%
	Banking - 2.50%
12,400	ForeningsSparbanken AB	357,440
	Metal Processing - 5.39%
33,000	AB Sandvik, ADR	361,568
28,600	AB SFK, ADR	409,243
		770,811
	TOTAL SWEDEN	1,128,251
	SWITZERLAND - 12.35%
	Financial Services - 1.99%
5,100	Credit Suisse Group, ADR	285,090
	Food & Food Services - 3.00%
5,000	Nestle SA, ADR	429,103
	Pharmaceuticals - 7.36%
7,000	Novartis AG, ADR	399,840
7,100	Roche Holding AG, ADR	653,307
		1,053,147
	TOTAL SWITZERLAND	1,767,340

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	UNITED KINGDOM - 7.56%
	Entertainment - 1.93%
38,000	Ladbrokes PLC, ADR	$ 276,298
	Food & Food Services - 1.52%
10,100	Tesco PLC, ADR	217,429
	Software - 2.57%
20,200	Sage Group PLC, ADR	367,713
	Telecommunications - 1.55%
4,700	BT Group PLC, ADR	221,182
	TOTAL UNITED KINGDOM	1,082,622
	TAIWAN - 2.05%
	Semiconductors - 2.05%
31,519	Taiwan Semiconductor, ADR	293,442
	Total Common Stocks (Cost $12,039,260)	14,081,092
	Short-Term Investments - 2.15%
307,426	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $307,426)	307,426
TOTAL INVESTMENTS (Cost $12,346,686)	100.53%	$14,388,518
Liabilities in excess of other assets	(0.53%)	(77,093)
TOTAL NET ASSETS	100.00%	$14,311,425

Percentages indicated are based upon total net assets of $14,311,425

ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

HEALTH & BIOTECHNOLOGY PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 97.40%
	Biotechnology - 20.01%
25,700	Amgen, Inc. *	$1,745,801
96,021	Cell Genesys, Inc. * +	479,145
11,500	Genentech, Inc. *	948,980
13,000	Genzyme Corp. *	860,990
45,500	Human Genome Sciences, Inc. * +	510,965
68,000	MedImmune, Inc. * +	1,879,520
		6,425,401
	Healthcare - Equipment & Supplies - 40.06%
48,400	Affymetrix, Inc. * +	1,031,404
41,000	Applera Corp. - Applied Biosystems	1,256,650
15,000	Charles River Laboratories Int’l., Inc. * +	609,600
21,000	Conceptus, Inc. *	362,250
9,500	Gen-Probe, Inc. *	461,795
28,000	Invitrogen Corp. * +	1,703,800
44,000	Medtronic, Inc.	2,063,600
12,700	Palomar Medical Technologies, Inc. * +	504,190
35,600	Stryker Corp.	1,709,868
30,500	Techne Corp. * +	1,552,450
37,700	Waters Corp. *	1,607,905
		12,863,512
	Healthcare - Providers & Service - 9.79%
25,500	AmerisourceBergen Corp.	1,126,080
34,000	Cerner Corp. * +	1,566,040
14,500	inVentiv Health, Inc. *	451,385
		3,143,505
	Pharmaceuticals - 27.54%
53,156	Corcept Therapeutics, Inc. * +	64,319
24,500	Eli Lilly & Co.	1,370,285
23,000	Johnson & Johnson	1,487,180
39,000	Medicis Pharmaceutical Corp., Class A +	1,142,310
11,500	Novartis, AG	656,880
62,500	Pfizer, Inc.	1,722,500
69,000	Teva Pharmaceutical Industries, Ltd.	2,398,440
		8,841,914
	Total Common Stocks (Cost $31,725,143)	31,274,332
	Short-Term Investments - 1.97%
632,554	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $632,554)	632,554
	Collateral Received for Securities Loaned - 25.17%
8,081,245	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $8,081,245)	$8,081,245
TOTAL INVESTMENTS (Cost $40,438,942)	124.54%	$39,988,131
Liabilities in excess of other assets	(24.54%)	(7,879,524)
TOTAL NET ASSETS	100.00%	$32,108,607

Percentages indicated are based on net assets of $32,108,607

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 99.69%
	Advertising - 1.38%
5,200	Lamar Advertising Co. * +	$271,960
	Aerospace/Defense - 1.63%
3,900	Lockheed Martin Corp.	322,140
	Consumer Discretionary - 11.24%
5,133	Alliance Data Systems Corp. * +	259,422
8,000	Celgene Corp. *	325,520
5,300	Digene Corp. * +	220,745
9,300	Hologic, Inc. * +	401,574
10,100	International Game Technology	390,668
2,400	Intuitive Surgical, Inc. * +	226,560
7,700	Shire Pharmaceuticals, ADR	394,625
		2,219,114
	Electronics - 6.08%
7,100	Applera Corp. - Applied Biosystems Group	217,615
9,810	Garmin, Ltd. +	458,716
7,500	Thermo Electron Corp. *	294,000
4,700	Trimble Navigation, Ltd. *	230,159
		1,200,490
	Information Technology - 59.43%
17,800	Adobe Systems, Inc. *	577,432
12,900	Akamai Technologies, Inc. * +	505,680
9,400	Apple Computer, Inc. *	637,790
33,400	Applied Materials, Inc.	563,792
14,700	ASM Lithography Holding N.V. (New York Registered Shares) *	324,282
38,400	BEA Systems, Inc. *	527,232
25,470	Broadcom Corp., Class A *	749,837
5,400	Checkfree Corp. * +	193,320
33,400	Cisco Systems, Inc. *	734,466
16,200	Citrix Systems, Inc. *	497,016
2,050	Google, Inc. *	775,986
17,400	Hewlett-Packard Co.	636,144
22,600	Informatica Corp. * +	330,864
26,700	Marvell Technology Group, Ltd. *	467,517
4,400	Mastercard, Inc., Class A * +	245,960
15,700	Microsoft Corp.	403,333
10,000	Motorola, Inc.	233,800
10,100	Network Appliance, Inc. * +	345,824
6,100	NII Holdings, Inc. *	325,435
28,800	Nokia oyj - ADR	601,344
36,000	Opsware, Inc. * +	253,800
32,600	Oracle Corp. *	510,190
17,300	Qualcomm, Inc.	651,691
4,800	SanDisk Corp. *	282,816
12,600	Yahoo!, Inc. * +	363,132
		11,738,683
	Metal Fabrication/Hardware - 1.48%
5,000	Precision Castparts Corp.	$292,200
	Semiconductors - 9.25%
4,800	Formfactor, Inc. *	231,648
8,600	Microchip Technology, Inc. +	293,776
25,600	Micron Technology, Inc. *	442,368
13,028	Microsemi Corp. * +	361,788
9,660	Netlogic Microsystems, Inc. * +	285,067
7,259	Nvidia Corp. *	211,309
		1,825,956
	Telecommunication Services - 9.20%
13,000	American Tower Corp. * +	466,180
16,000	Corning, Inc. *	355,840
14,800	Harris Corp.	650,016
12,219	NeuStar, Inc., Class A * +	344,820
		1,816,856
	Total Common Stocks (Cost $15,518,533)	19,687,399
	Short-Term Investments - 1.07%
210,986	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $210,986)	210,986
	Collateral Received for Securities Loaned - 23.14%
4,571,287	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $4,571,287)	4,571,287
TOTAL INVESTMENTS (Cost $20,300,806)	123.90%	$24,469,672
Liabilities in excess of other assets	(23.90%)	(4,719,820)
TOTAL NET ASSETS	100.00%	$19,749,852

Percentages indicated are based on net assets of $19,749,852

*       Non-income producing securities.

+    All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

ENERGY & BASIC MATERIALS PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 92.30%
	Chemicals - 3.84%
3,000	Air Products and Chemicals, Inc.	$198,870
5,000	Praxair, Inc.	287,050
		485,920
	Coal - 17.02%
20,000	Alpha Natural Resources, Inc. *	362,600
12,000	Arch Coal, Inc.	393,000
10,000	Consol Energy, Inc.	364,700
13,600	Foundation Coal Holdings, Inc.	488,512
12,400	Peabody Energy Corp.	546,468
		2,155,280
	Forestry - 1.96%
12,700	Louisiana-Pacific Corp.	248,412
	General Contractors - 3.20%
15,000	Chicago Bridge & Iron Co.	405,150
	Machinery - Construction & Mining - 6.96%
8,850	Bucyrus International, Inc., Class A	456,926
9,750	Joy Global, Inc.	424,515
		881,441
	Metals & Mining - 3.11%
4,400	Phelps Dodge Corp.	393,800
	Oil Comp - Exploration & Production - 6.97%
8,000	Anadarko Petroleum Corp.	375,280
3,800	Apache Corp.	248,064
6,000	Newfield Exploration Co. *	259,440
		882,784
	Oil & Gas - Drilling Services - 17.98%
8,000	ENSCO International, Inc.	357,520
4,500	GlobalSantaFe Corp.	221,490
8,000	Nabors Industries, Ltd. *	263,040
6,200	Noble Corp.	405,417
12,000	Pride International, Inc. *	311,160
12,000	Rowan Cos., Inc.	410,400
4,600	Transocean, Inc. *	307,050
		2,276,077
	Oil & Gas - Equipment & Services - 16.42%
5,500	Dril-Quip, Inc. *	422,345
14,000	Halliburton Corp.	456,680
7,000	Lone Star Technologies, Inc. *	317,310
6,000	National Oilwell Varco, Inc. *	391,800
8,000	Schlumberger, Ltd.	490,400
		2,078,535
	Oil - Integrated Domestic - 14.84%
5,600	ChevronTexaco Corp.	$360,640
7,328	ConocoPhillips	464,815
10,000	Occidental Petroleum Corp.	509,900
7,000	Suncor Energy, Inc.	543,060
		1,878,415
	Total Common Stocks (Cost $8,149,500)	11,685,814
	Short-Term Investments - 12.34%
	Money Market Fund - 8.39%
1,061,998	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $1,061,998)	1,061,998
Principal
	Federal Home Loan Bank, Discount Notes - 3.95%
$502,000	To yield 5.22%, 9/21/06	500,603
	Total Short-Term Investments (Cost $1,562,601)	1,562,601
TOTAL INVESTMENTS (Cost $9,712,101)	104.64%	$13,248,415
Liabilities in excess of other assets	(4.64%)	(586,911)
TOTAL NET ASSETS	100.00%	$12,661,504

Percentages indicated are based on net assets of $12,661,504

*  Non-income producing securities.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

FINANCIAL SERVICES PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 99.98%
	Banks - 36.21%
3,925	Bank of America Corp.	$202,019
3,225	Compass Bancshares, Inc.	187,050
1,025	M&T Bank Corp.	125,522
3,500	Mellon Financial Corp.	130,305
2,525	Northern Trust Corp.	141,375
1,450	PNC Financial Services Group, Inc.	102,646
2,150	State Street Corp.	132,870
7,400	Wells Fargo & Co.	257,150
		1,278,937
	Diversified Financials - 44.43%
1,300	Bear Stearns Co., Inc.	169,455
1,275	Blackrock, Inc.	165,941
1,500	Capital One Financial Corp.	109,650
300	Chicago Mercantile Exchange Hldg., Inc.	132,000
2,350	Countrywide Financial Corp.	79,430
4,775	E*Trade Financial Corp. *	112,642
1,325	Goldman Sachs Group, Inc.	196,961
2,550	Lazard, Ltd., Class A	96,008
2,600	Lehman Brothers Holdings, Inc.	165,906
18,300	Man Group, PLC	146,982
1,075	Morgan Stanley	70,724
2,800	T. Rowe Price Group, Inc.	123,368
		1,569,067
	Insurance - 14.67%
50	Berkshire Hathaway, Inc. *	$160,175
2,600	Chubb Corp.	130,416
1,600	Genworth Financial, Inc., Class A	55,088
2,350	Prudential Financial, Inc.	172,514
		518,193
	Real Estate - 4.67%
7,175	CB Richard Ellis Group, Inc. *	165,025
	Total Common Stocks (Cost $3,206,964)	3,531,222
TOTAL INVESTMENTS (Cost $3,206,964)	99.98%	$3,531,222
Assets in excess of other liabilities	0.02%	437
TOTAL NET ASSETS	100.00%	$3,531,659

Percentages indicated are based on net assets of $3,531,659

*       Non-income producing securities.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY BOND PORTFOLIO

August 31, 2006

Principal		Value
	U.S. Government and Agencies - 52.78% Federal National Mortgage Association - 27.68%
$300,000	3.00%, 8/15/07	$293,700
900,000	2.65%, 6/30/08	860,731
2,000,000	4.125%, 4/15/14	1,880,432
100,000	4.00%, 3/30/07	99,184
300,000	4.40%, 3/08/10	294,061
700,000	5.00%, 4/15/15	696,754
		4,124,862
	U.S. Treasury Notes - 16.43%
700,000	4.00%, 2/15/14 +	667,899
1,500,000	4.50%, 11/15/15 +	1,472,696
300,000	5.125%, 5/15/16 +	308,519
		2,449,114
	U.S. Treasury Inflation Protection Securities - 8.67%
1,325,592	1.875%, 7/15/13 +	1,292,763
	Total U.S. Government and Agencies (Cost $7,893,047)	7,866,739

	Corporate Notes and Bonds - 44.88% Aerospace Defense - 0.92%
132,000	Raytheon Co., 6.55%, 3/15/10	136,759
	Cosmetics & Toiletries - 1.02%
150,000	Colgate-Palmolive Co., 7.84%, 5/15/07	152,348
	Diversified Manufacturing - 3.08%
454,000	Allied-Signal, 6.20%, 2/1/08	458,374
	Electric Utilities - 7.76%
800,000	Eastern Energy, Ltd., 6.75%, 12/1/06	802,721
100,000	Potomac Electric Power Co., 5.875%, 10/15/08	100,774
249,000	Virginia Electric & Power, 7.625%, 7/1/07	252,956
		1,156,451
	Financial Services - 17.52%
350,000	Caterpillar Financial Services, 3.67%, 10/4/07	343,488
100,000	Caterpillar Financial Services, 5.125%, 10/15/07	99,162
500,000	Countrywide Home Loans, Inc., 4.125%, 9/15/09	482,712
50,000	General Electric Capital Corp., 3.20%, 2/15/09	47,494
400,000	Goldman Sachs Group, Inc., 6.65%, 5/15/09	414,243
100,000	Hartford Financial Services Group, 4.70%, 9/1/07	99,185
	Household Finance Corp.:
$25,000	6.50%, 4/15/07	$24,986
85,000	5.85%, 5/15/07	84,807
50,000	6.00%, 10/15/07	49,930
50,000	8.00%, 11/15/07	51,130
150,000	3.65%, 3/15/08	145,121
800,000	J.P. Morgan Chase & Co., 3.80%, 10/2/09	768,330
		2,610,588
	Oil/Gas - 9.87%
100,000	Laclede Gas Co., 7.50%, 11/1/07	102,195
500,000	Occidental Petroleum Corp., 10.125%, 9/15/09	566,503
200,000	Praxair, Inc., 6.90%, 11/1/06	200,434
450,000	Tosco Corp., 7.25%, 1/1/07	451,967
150,000	Union Pacific Resources Group, 7.00%, 10/15/06	150,186
		1,471,285
	Telecommunications - 4.71%
700,000	GTE Southwest, Inc., 6.23%, 1/1/07	701,515
	Total Corporate Notes and Bonds (Cost $6,750,773)	6,687,320

Shares
	Short-Term Investments - 5.81%
866,053	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $866,053)	866,053
	Collateral Received for Securities Loaned - 14.76%
2,200,565	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $2,200,565)	2,200,565
TOTAL INVESTMENTS (Cost $17,710,438)	118.23%	$17,620,677
Liabilities in excess of other assets	(18.23%)	(2,716,437)
TOTAL NET ASSETS	100.00%	$14,904,240

Percentages indicated are based upon total net assets of $14,904,240

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

MUNICIPAL BOND PORTFOLIO

August 31, 2006

Principal		Value
	Municipal Bonds - 98.40%
	CALIFORNIA - 11.57%
	Housing - 1.05%
$55,000	State Housing Financing Agency Revenue, Single Family Mortgage Purchase Amount, Series A, Class I, 5.30%, 8/1/18, FHA	$55,322
	Public Facilities - 4.84%
250,000	State Public Works Board Lease Revenue, State University Projects, Series A, 5.375%, 10/1/17, AMBAC	255,330
	Education - 5.67%
250,000	Alvord California Union School District, Series A, 5.90%, 2/1/20, MBIA	299,515
	TOTAL CALIFORNIA	610,167
	COLORADO - 5.10%
	Public Facilities - 5.10%
250,000	Denver, CO City & County Excise Tax Revenue, Convention Center Project, 5.50%, 9/1/17, FSA	269,280
	FLORIDA - 5.13%
	General Obligation - 5.13%
250,000	Marco Island Utilities System Revenue, 5.25%, 10/1/20	270,705
	GEORGIA - 2.08%
	General Obligation - 2.08%
100,000	State of Georgia, Series C, 6.50%, 4/1/10	109,699
	MARYLAND - 5.82%
	Water/Sewer - 5.82%
300,000	State Energy Financing Administration, Solid Waste Disposal, LO Revenue, 6.30%, 12/1/10	307,503
	NEW HAMPSHIRE - 5.11%
	Health/Hospital - 5.11%
250,000	State Health & Education Facilities Authority Revenue, Dartmouth- Hitchcock Obligation Group, 5.50%, 8/1/27, FSA	269,713
	NEW JERSEY - 3.90%
	Water/Sewer - 3.90%
200,000	New Jersey Economic Development Authority, Water Facilities, Revenue, 5.35%, 2/1/38, MBIA	205,716
	NEW YORK - 4.26%
	Public Facilities - 4.26%
$200,000	New York State Dormitory Authority, New York University, Revenue, Series A 5.75%, 7/1/13, AMBAC	$224,930
	NORTH CAROLINA - 9.91%
	General Obligation - 4.87%
250,000	Mecklenburg County, Series B, 4.50%, 2/1/18	257,365
	Water/Sewer - 5.03%
250,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	265,632
	TOTAL NORTH CAROLINA	522,997
	NORTH DAKOTA - 2.44%
	Housing - 2.44%
127,000	State Housing Financing Agency Revenue, Series C, 5.50%, 7/1/18	128,643
	PENNSYLVANIA - 4.89%
	General Obligation - 4.89%
250,000	Philadelphia, 4.90%, 9/15/20, FSA	257,952
	SOUTH CAROLINA - 3.60%
	Power/Utility - 3.60%
190,000	Piedmont Municipal Power Agency, Unrefunded Portion, Electric, Series A, 5.00%, 1/1/18, FGIC	190,169
	SOUTH DAKOTA - 6.64%
	Power/Utility - 6.64%
300,000	Heartland Consumers Power District Electric, Revenue, 6.00%, 1/1/17, FSA	350,358
	TEXAS - 15.91%
	Education - 5.01%
250,000	State University System Revenue, 5.375%, 3/15/17, FSA	264,533
	Housing - 3.97%
200,000	State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA	209,448
	Water/Sewer - 6.92%
200,000	Houston, TX Water & Sewer System Revenue, 5.50%, 12/1/17	215,460
150,000	State Water Assistance Series A, 4.50%, 8/1/22	149,996
		365,456
	TOTAL TEXAS	839,437

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

MUNICIPAL BOND PORTFOLIO (Continued)

August 31, 2006

Principal		Value
	UTAH - 3.07%
	Education - 3.07%
$150,000	State Board Regents Revenue, 5.25%, 12/1/14, AMBAC	$162,172
	WASHINGTON - 5.10%
	Education - 5.10%
250,000	Snohomish County School District, 5.50%, 12/1/19, FGIC	269,448
	WISCONSIN - 3.87%
	Health/Hospital - 3.87%
200,000	State Health & Educational Facilities Authority, Revenue, Waukesha Memorial Hospital, Series A, 5.25%, 8/15/19, AMBAC	204,186
	Total Municipal Bonds (Cost $5,070,726)	5,193,075

Shares
	Short-Term Investments - 0.44%
23,234	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $23,234)	23,234
TOTAL INVESTMENTS (Cost $5,093,960)	98.84%	$5,216,309
Assets in excess of other liabilities	1.16%	63,040
TOTAL NET ASSETS	100.00%	$5,279,349

Percentages indicated are based upon total net assets of $5,279,349

AMBAC	Insured by AMBAC Indemnity Corporation
FGIC	Insured by Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FSA	Insured by Federal Security Assurance
GO	General Obligation
LO	Limited Obligation
MBIA	Insured by Municipal Bond Insurance Association

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

August 31, 2006

Principal		Value
	U.S. Government Agencies - 76.66%
	Federal Home Loan Bank, Discount Notes - 52.88%
$2,500,000	To yield 5.19%, 9/1/06	$2,500,000
2,500,000	To yield 5.25%, 9/15/06	2,494,938
1,616,000	To yield 5.26%, 12/27/06	1,588,847
3,000,000	To yield 5.29%, 9/20/06	2,991,650
		9,575,435
	Federal Home Loan Mortgage, Discount Notes - 17.88%
3,243,000	To yield 5.26%, 9/12/06	3,237,794
	Federal National Mortgage Association, Discount Notes - 5.90%
1,070,000	To yield 5.27%, 9/13/06	1,068,134
	Total U.S. Government Agencies (Cost $13,881,363)	13,881,363
	Repurchase Agreement - 24.11%
4,365,000	Bank of America, 5.23%, due 9/1/06 with a maturity value of $4,365,634 (Fully collateralized by U.S. government agencies and obligations) (Cost $4,365,000)	4,365,000
TOTAL INVESTMENTS (Cost $18,246,363)	100.77%	$18,246,363
Liabilities in excess of other assets	(0.77%)	(139,566)
TOTAL NET ASSETS	100.00%	$18,106,797

Percentages indicated are based upon total net assets of $18,106,797

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$44,493,788	$36,617,307	$20,584,812	$17,381,204	$12,346,686	$40,438,942
Investments, at value	$48,647,521	$38,293,006	$20,149,311	$22,196,802	$14,388,518	$39,988,131
Receivable for securities sold	722,754	1,747,717	255,986	631,771	229,962	288,531
Interest and dividends receivable	106,360	19,391	17,097	11,763	30,782	89,384
Receivable for fund shares sold	20,389	23,585	13,551	6,481	12,473	3,686
Prepaid expenses and other assets	26,233	17,852	13,033	10,559	15,502	24,885
Total Assets	49,523,257	40,101,551	20,448,978	22,857,376	14,677,237	40,394,617
Liabilities:
Securities lending collateral	3,058,224	2,693,414	3,216,684	4,927,714	-	8,081,245
Payable for fund shares redeemed	117,151	92,321	18,341	139,829	77,205	14,652
Payable for securities purchased	66,120	959,320	-	488,586	255,075	-
Payable to manager	25,229	20,016	14,532	9,412	9,011	39,150
Payable for distribution fees	1,215	3,971	3,677	824	725	10,951
Due to custodian	-	-	-	13,266	-	-
Accrued expenses and other liabilities	83,461	78,162	87,177	55,879	23,796	140,012
Total Liabilities	3,351,400	3,847,204	3,340,411	5,635,510	365,812	8,286,010
Net Assets	$46,171,857	$36,254,347	$17,108,567	$17,221,866	$14,311,425	$32,108,607
Net Assets:
Par value of shares of beneficial interest	$23,124	$26,406	$15,699	$13,383	$11,131	$24,864
Paid in capital	45,471,103	50,964,179	15,397,859	9,876,446	17,499,175	151,703,610
Undistributed net investment income (loss)	198,207	-	-	-	32,235	-
Accumulated net realized gain (loss) on investments	(3,674,310)	(16,411,937)	2,130,510	2,516,439	(5,272,948)	(119,168,746)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,153,733	1,675,699	(435,501)	4,815,598	2,041,832	(451,121)
Net Assets	$46,171,857	$36,254,347	$17,108,567	$17,221,866	$14,311,425	$32,108,607
Net Asset Value Per Share
Class I
Net Assets	$42,148,866	$34,116,212	$10,469,083	$16,175,476	$13,507,393	$2,250,238
Shares of beneficial interest outstanding	2,093,411	2,468,787	948,173	1,239,124	1,041,786	167,879
Net asset value/offering price (a)	$20.13	$13.82	$11.04	$13.05	$12.97	$13.40
Class A
Net Assets	$2,975	$5,711	$3,669,109	$2,944	$7,885	$10,078,719
Shares of beneficial interest outstanding	148	414	338,726	226	606	759,688
Net asset value (a)	$20.10	$13.79	$10.83	$13.03	$13.01	$13.27
Offering price per share (maximum sales charge of 5.75%)	$21.33	$14.63	$11.49	$13.82	$13.80	$14.08
Class B
Net Assets	$2,123,244	$313,494	$2,069,276	$363,491	$151,040	$15,517,854
Shares of beneficial interest outstanding	113,024	24,520	196,726	30,980	12,437	1,222,457
Net asset value/offering price (b)	$18.79	$12.79	$10.52	$11.73	$12.14	$12.69
Class C
Net Assets	$1,896,772	$1,818,930	$901,099	$679,955	$645,107	$4,261,796
Shares of beneficial interest outstanding	100,999	141,947	85,832	57,771	53,271	335,517
Net asset value/offering price (b)	$18.78	$12.81	$10.50	$11.77	$12.11	$12.70

(a)   Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)  Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2006

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$20,300,806	$9,712,101	$3,206,964	$17,710,438	$5,093,960	$18,246,363
Investments, at value	$24,469,672	$13,248,415	$3,531,222	$17,620,677	$5,216,309	$18,246,363
Cash	-	-	-	-	-	558
Receivable for securities sold	243,683	-	16,290	-	-	-
Interest and dividends receivable	8,936	15,635	5,543	210,721	64,776	634
Receivable for fund shares sold	3,778	4,576	2,220	2,659	-	2,198
Receivable due from manager	-	-	627	6,378	10,336	5,288
Prepaid expenses and other assets	17,084	15,059	9,624	13,766	9,020	19,358
Total Assets	24,743,153	13,283,685	3,565,526	17,854,201	5,300,441	18,274,399
Liabilities:
Securities lending collateral	4,571,287	-	-	2,200,565	-	-
Payable for securities purchased	228,762	567,355	-	590,491	-	-
Payable for fund shares redeemed	68,378	11,430	2,896	115,470	1,424	122,747
Payable to manager	19,480	14,262	-	-	-	-
Payable for distribution fees	13,703	5,004	1,225	-	245	-
Dividends payable	-	-	-	975	840	652
Due to custodian	-	-	14,035	-	-	-
Accrued expenses and other liabilities	91,691	24,130	15,711	42,460	18,583	44,203
Total Liabilities	4,993,301	622,181	33,867	2,949,961	21,092	167,602
Net Assets	$19,749,852	$12,661,504	$3,531,659	$14,904,240	$5,279,349	$18,106,797
Net Assets:
Par value of shares of beneficial interest	$27,581	$4,335	$2,696	$15,480	$5,167	$181,785
Paid in capital	277,329,788	8,772,920	2,818,705	15,024,611	5,145,129	17,925,763
Undistributed net investment income (loss)	-	-	-	-	-	-
Accumulated net realized gain (loss) on investments	(261,776,383)	347,974	386,005	(46,090)	6,704	(751)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,168,866	3,536,275	324,253	(89,761)	122,349	-
Net Assets	$19,749,852	$12,661,504	$3,531,659	$14,904,240	$5,279,349	$18,106,797
Net Asset Value Per Share
Class I
Net Assets	$1,913,737	$3,632,283	$1,478,451	$13,835,017	$4,848,568	$17,338,557
Shares of beneficial interest outstanding	256,262	121,373	109,527	1,429,797	475,590	17,353,273
Net asset value/offering price (a)	$7.47	$29.93	$13.50	$9.68	$10.19	$1.00
Class A
Net Assets	$8,963,636	$5,268,407	$1,042,433	$10	$10	$10
Shares of beneficial interest outstanding	1,215,935	178,576	78,397	1	1	10
Net asset value per share (a)	$7.37	$29.50	$13.30	$9.68	$10.19	$1.00
Offering price per share (maximum sales charge of 5.75%)	$7.82	$31.30	$14.11	$10.27	$10.81	N/A
Class B
Net Assets	$8,097,058	$3,536,003	$894,199	$54,218	$117,423	$193,579
Shares of beneficial interest outstanding	1,166,026	125,383	69,919	5,600	11,486	192,991
Net asset value/offering price (b)	$6.94	$28.20	$12.79	$9.68	$10.22	$1.00
Class C
Net Assets	$775,421	$224,811	$116,576	$1,014,995	$313,348	$574,651
Shares of beneficial interest outstanding	110,937	7,961	9,122	104,779	30,686	574,133
Net asset value/offering price (b)	$6.99	$28.24	$12.78	$9.69	$10.21	$1.00

(a)   Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)  Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$45,210	$44,747	$34,366	$11,552	$16,271	$26,514
Dividend income	922,471	178,716	197,919	217,633	306,730	231,897
Securities lending income	7,586	4,903	6,859	8,733	-	24,234
Less: Foreign withholding taxes	(13,036)	-	(556)	-	(42,327)	(3,417)
Total Investment Income	962,231	228,366	238,588	237,918	280,674	279,228
Operating Expenses:
Management fees	302,635	274,527	174,940	116,904	94,310	498,539
Distribution fees:
Class A Shares	5	15	40,633	5	13	50,738
Class B Shares	24,510	4,005	25,687	4,023	1,493	196,405
Class C Shares	19,392	23,678	9,173	7,493	6,459	55,124
Transfer agent fees	95,507	84,470	47,872	36,430	27,104	81,190
Administration fees	77,224	67,108	40,710	41,445	29,981	58,385
Professional fees	75,837	84,944	67,197	40,456	21,133	97,644
Fund accounting fees	60,515	49,676	35,865	21,920	14,406	65,891
Registration fees	27,056	30,360	32,742	29,943	21,528	44,545
Trustees’ fees	26,793	24,177	19,618	11,902	7,043	28,671
Custodian fees	16,951	22,171	16,275	11,794	7,639	28,258
Printing and postage expense	16,116	17,179	14,064	15,571	12,053	26,900
Miscellaneous expenses	9,156	14,921	12,739	6,493	5,007	18,416
Total Operating Expenses	751,697	697,231	537,515	344,379	248,169	1,250,706
Less: Expenses waived and / or reimbursed	-	-	(6,423)	-	-	(32,469)
Net Operating Expenses	751,697	697,231	531,092	344,379	248,169	1,218,237
Net Investment Income (Loss)	210,534	(468,865)	(292,504)	(106,461)	32,505	(939,009)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,978,070	3,019,448	5,237,704	2,544,739	1,649,459	(920,968)
Foreign currency transactions	-	-	-	-	-	126,892
Net realized gain (loss)	4,978,070	3,019,448	5,237,704	2,544,739	1,649,459	(794,076)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(648,775)	(3,913,529)	(5,285,961)	(1,252,689)	817,147	(1,358,478)
Net Realized and Unrealized Gain (Loss) on Investments	4,329,295	(894,081)	(48,257)	1,292,050	2,466,606	(2,152,554)
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,539,829	$(1,362,946)	$(340,761)	$1,185,589	$2,499,111	$(3,091,563)

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2006

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$15,825	$35,829	$1,646	$649,338	$261,301	$833,492
Dividend income	74,279	103,769	90,346	-	-	-
Securities lending income	10,425	-	-	5,545	-	-
Less: Foreign withholding taxes	(2,902)	(625)	(12)	-	-	-
Total Investment Income	97,627	138,973	91,980	654,883	261,301	833,492
Operating Expenses:
Management fees	292,551	143,377	45,092	82,026	31,469	87,435
Distribution fees:
Class A Shares	43,260	16,034	4,384	-	-	-
Class B Shares	99,208	41,639	10,736	703	999	2,014
Class C Shares	9,130	1,804	1,346	10,681	3,075	5,798
Transfer agent fees	70,684	27,954	12,046	29,828	13,860	40,958
Professional fees	57,551	22,401	8,509	34,099	13,023	33,193
Registration fees	47,268	23,144	22,299	25,361	19,032	31,216
Printing and postage expense	39,567	7,549	2,278	2,719	2,958	10,322
Administration fees	36,603	19,242	8,897	32,712	23,243	38,983
Fund accounting fees	33,900	12,995	5,477	14,914	7,060	25,274
Custodian fees	32,710	11,644	11,475	11,033	5,267	13,273
Trustees’ fees	12,960	5,539	1,958	9,112	4,811	14,004
Miscellaneous expenses	13,786	3,191	3,559	5,209	2,901	6,206
Total Operating Expenses	789,178	336,513	138,056	258,397	127,698	308,676
Less: Expenses waived and / or reimbursed	(100,214)	(12,988)	(38,646)	(38,142)	(43,246)	(78,534)
Net Operating Expenses	688,964	323,525	99,410	220,255	84,452	230,142
Net Investment Income (Loss)	(591,337)	(184,552)	(7,430)	434,628	176,849	603,350
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,151,585	589,440	413,000	(46,090)	8,978	-
Foreign currency transactions	-	-	7,470	-	-	-
Net realized gain (loss)	4,151,585	589,440	420,470	(46,090)	8,978	-
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(3,680,044)	325,197	20,091	(207,701)	(127,526)	-
Net Realized and Unrealized Gain (Loss) on Investments	471,541	914,637	440,561	(253,791)	(118,548)	-
Net Increase (Decrease) in Net Assets Resulting From Operations	$(119,796)	$730,085	$433,131	$180,837	$58,301	$603,350

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$210,534	$32,054	$(468,865)	$(407,524)	$(292,504)	$(429,665)
Net realized gain (loss) on investments	4,978,070	5,566,530	3,019,448	1,603,819	5,237,704	6,291,232
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(648,775)	158,822	(3,913,529)	6,235,237	(5,285,961)	2,384,798
Net increase (decrease) in net assets resulting from operations	4,539,829	5,757,406	(1,362,946)	7,431,532	(340,761)	8,246,365
Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(1,272,187)	(774,210)
Class A	-	-	-	-	(3,613,622)	(2,758,432)
Class B	-	-	-	-	(417,913)	(365,947)
Class C	-	-	-	-	(132,024)	(104,797)
Net Investment Income:
Class I	(44,381)	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions to Shareholders	(44,381)	-	-	-	(5,435,746)	(4,003,386)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	5,929,863	4,521,582	8,719,907	9,712,575	3,856,344	3,121,920
Class A	2,884	-	11,805	-	96,778	133,071
Class B	25,508	231,539	83,033	136,156	45,162	104,639
Class C	266,132	265,581	869,517	654,804	133,766	162,699
Reinvestment of dividends and distributions
Class I	43,187	-	-	-	1,258,845	765,501
Class A	-	-	-	-	621,633	529,943
Class B	-	-	-	-	394,806	344,188
Class C	-	-	-	-	131,054	103,467
Redemption fee proceeds
Class I	-	-	-	43	-	34
Class A	-	-	-	-	-	121
Class B	-	-	-	-	-	16
Class C	-	-	-	2	-	5
Cost of shares redeemed
Class I	(10,124,772)	(23,928,879)	(10,889,239)	(14,513,963)	(1,876,146)	(3,104,717)
Class A	-	-	(5,143)	-	(18,560,487)	(2,080,366)
Class B	(1,000,934)	(575,034)	(183,274)	(128,288)	(1,001,833)	(1,157,303)
Class C	(556,588)	(1,006,761)	(1,147,402)	(423,911)	(143,724)	(288,143)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,414,720)	(20,491,972)	(2,540,796)	(4,562,582)	(15,043,802)	(1,364,925)
Total Increase (Decrease) in Net Assets	(919,272)	(14,734,566)	(3,903,742)	2,868,950	(20,820,309)	2,878,054
Net Assets:
Beginning of year	47,091,129	61,825,695	40,158,089	37,289,139	37,928,876	35,050,822
End of year*	$46,171,857	$47,091,129	$36,254,347	$40,158,089	$17,108,567	$37,928,876
* Includes undistributed net investment income (loss) at end of year	$198,207	$32,054	$-	$-	$-	$-

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		Small Capitalization		International Equity		Health & Biotechnology
		Portfolio		Portfolio		Portfolio

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)		$(106,461)	$(160,099)	$32,505	$65,581	$(939,009)	$(917,041)
Net realized gain (loss) on investments		2,544,739	4,024,622	1,649,459	1,226,525	(794,076)	11,108,124
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions		(1,252,689)	139,383	817,147	945,169	(1,358,478)	(3,500,670)
Net increase (decrease) in net assets resulting from operations		1,185,589	4,003,906	2,499,111	2,237,275	(3,091,563)	6,690,413
Distributions to Shareholders:
Net Realized Gains:
Class I		(3,711,951)	(21,755)	-	-	-	-
Class A		-	-	-	-	-	-
Class B		(96,357)	(495)	-	-	-	-
Class C		(182,393)	(1,050)	-	-	-	-
Net Investment Income:
Class I		-	-	(65,851)	-	-	-
Class A		-	-	-	-	-	-
Class B		-	-	-	-	-	-
Class C		-	-	-	-	-	-
Total Dividends and Distributions to Shareholders		(3,990,701)	(23,300)	(65,851)	-	-	-
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I		1,877,015	1,799,777	3,448,660	2,000,024	1,588,948	750,330
Class A		2,878	-	7,358	-	74,790	162,115
Class B		25,026	166,678	7,149	40,204	83,174	186,806
Class C		72,485	119,153	123,896	52,618	59,875	133,776
Reinvestment of dividends and distributions
Class I		3,660,898	21,446	62,999	-	-	-
Class A		-	-	-	-	-	-
Class B		88,649	467	-	-	-	-
Class C		173,097	1,050	-	-	-	-
Redemption fee proceeds
Class I		-	-	-	-	-	-
Class A		-	-	-	-	-	-
Class B		-	-	-	-	-	-
Class C		-	-	-	-	-	-
Cost of shares redeemed
Class I		(4,332,419)	(10,554,913)	(2,646,866)	(4,590,572)	(668,381)	(347,058)
Class A		-	-	-	-	(4,236,079)	(6,981,262)
Class B		(108,874)	(195,730)	(35,594)	(40,872)	(6,643,913)	(8,762,080)
Class C	_	(226,522)	(366,701)	(179,138)	(184,204)	(2,219,365)	(3,579,011)
Net increase (decrease) in net assets from share transactions of beneficial interest		1,232,233	(9,008,773)	788,464	(2,722,802)	(11,960,951)	(18,436,384)
Total Increase (Decrease) in Net Assets		(1,572,879)	(5,028,167)	3,221,724	(485,527)	(15,052,514)	(11,745,971)
Net Assets:
Beginning of year		18,794,745	23,822,912	11,089,701	11,575,228	47,161,121	58,907,092
End of year*		$17,221,866	$18,794,745	$14,311,425	$11,089,701	$32,108,607	$47,161,121
* Includes undistributed net investment income (loss) at end of year		$-	$-	$32,235	$65,581	$-	$-

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$(591,337)	$(561,851)	$(184,552)	$(134,184)	$(7,430)	$(56,323)
Net realized gain (loss) on investments	4,151,585	4,093,906	589,440	1,141,079	420,470	258,182
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,680,044)	3,694,784	325,197	2,210,881	20,091	266,026
Net increase (decrease) in net assets resulting from operations	(119,796)	7,226,839	730,085	3,217,776	433,131	467,885
Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(28,213)	-	(74,221)	(50,942)
Class A	-	-	(43,803)	-	(70,937)	(63,441)
Class B	-	-	(53,263)	-	(73,570)	(104,964)
Class C	-	-	(1,669)	-	(7,697)	(5,651)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions to Shareholders	-	-	(126,948)	-	(226,425)	(224,998)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	934,404	733,988	2,283,388	712,238	664,111	351,896
Class A	96,450	79,643	3,294,936	907,212	27,011	1,867
Class B	21,346	70,548	348,059	450,284	11,625	70,392
Class C	34,134	36,585	138,752	34,292	41,179	26,223
Reinvestment of dividends and distributions
Class I	-	-	28,020	-	73,331	50,225
Class A	-	-	39,739	-	62,856	55,611
Class B	-	-	48,669	-	69,486	101,894
Class C	-	-	1,531	-	7,697	5,651
Redemption fee proceeds
Class I	-	6			-	-
Class A	-	93	-	-	-	-
Class B	-	89	-	-	-	-
Class C	-	8	-	-	-	-
Cost of shares redeemed
Class I	(402,440)	(266,233)	(793,390)	(1,241,608)	(345,598)	(219,305)
Class A	(2,921,675)	(3,758,857)	(1,038,210)	(1,166,675)	(188,342)	(245,481)
Class B	(2,824,405)	(4,009,599)	(1,129,384)	(725,258)	(398,345)	(929,726)
Class C	(220,992)	(427,923)	(22,054)	(32,115)	(49,283)	(27,944)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,283,178)	(7,541,652)	3,200,056	(1,061,630)	(24,272)	(758,697)
Total Increase (Decrease) in Net Assets	(5,402,974)	(314,813)	3,803,193	2,156,146	182,434	(515,810)
Net Assets:
Beginning of year	25,152,826	25,467,639	8,858,311	6,702,165	3,349,225	3,865,035
End of year	$19,749,852	$25,152,826	$12,661,504	$8,858,311	$3,531,659	$3,349,225

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$434,628	$436,933	$176,849	$202,843	$603,350	$249,069
Net realized gain (loss) on investments	(46,090)	91,432	8,978	63,141	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(207,701)	(246,957)	(127,526)	(62,916)	-	-
Net increase (decrease) in net assets resulting from operations	180,837	281,408	58,301	203,068	603,350	249,069
Distributions to Shareholders:
Net Realized Gains:
Class I	(78,353)	(271,049)	(14,551)	(52,211)	-	-
Class A	-	-	-	-	-	-
Class B	(440)	(1,756)	(182)	(412)	-	-
Class C	(6,185)	(23,233)	(857)	(2,534)	-	-
Net Investment Income:
Class I	(411,039)	(414,206)	(168,034)	(195,051)	(577,846)	(237,447)
Class A	-	-	-	-	-	-
Class B	(1,445)	(1,642)	(2,170)	(1,156)	(6,542)	(2,988)
Class C	(22,144)	(21,085)	(6,645)	(6,636)	(18,962)	(8,634)
Total Dividends and Distributions to Shareholders	(519,606)	(732,971)	(192,439)	(258,000)	(603,350)	(249,069)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	4,194,011	3,621,903	804,963	1,818,852	9,599,377	15,587,790
Class A	10	-	10	-	1,353	-
Class B	4,648	25,464	48,742	16,023	74,167	163,330
Class C	192,624	302,475	27,944	6,230	217,113	243,111
Reinvestment of dividends and distributions
Class I	476,294	663,199	171,522	234,005	558,064	229,835
Class A	-	-	-	-	1	-
Class B	1,605	2,695	1,352	1,279	6,312	2,889
Class C	28,105	44,236	7,187	9,113	19,014	8,633
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,693,888)	(7,151,744)	(2,040,164)	(3,854,545)	(10,922,900)	(20,032,512)
Class A	-	-	-	-	(1,344)	-
Class B	(26,959)	(41,268)	-	-	(91,957)	(172,887)
Class C	(378,950)	(363,189)	(44,324)	(8,644)	(303,626)	(300,099)
Net increase (decrease) in net assets from share transactions of beneficial interest	(202,500)	(2,896,229)	(1,022,768)	(1,777,687)	(844,426)	(4,269,910)
Contributions of Capital From Manager	-	-	-	-	54,000	21,527
Total Increase (Decrease) in Net Assets	(541,269)	(3,347,792)	(1,156,906)	(1,832,619)	(790,426)	(4,248,383)
Net Assets:
Beginning of year	15,445,509	18,793,301	6,436,255	8,268,874	18,897,223	23,145,606
End of year	$14,904,240	$15,445,509	$5,279,349	$6,436,255	$18,106,797	$18,897,223

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Cap effective April, 2006 (formerly advised by Caterpillar Investment Management Ltd.); Integrity Money Management Inc. serves as Adviser to Energy & Basic Materials effective April 17, 2006 (formerly advised by Caterpillar Investment Management, Ltd.); Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Cap	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions). Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

(b) Federal Income Tax

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

	2009	2010	2011	2012	2014	Total
Large Capitalization Value	$—	$3,568,799	$—	$—	$—	$3,568,799
Large Capitalization growth	—	1,834,328	14,577,320	—	—	16,411,648
Mid Cap	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,634,786	3,633,064	—	—	5,267,850
Health & Biotechnology	26,934,229	45,692,720	43,129,921	—	677,231	116,434,101
Technology & Communications	234,527,931	24,467,569	771,148	—	—	259,766,648
Energy & Basic Materials	—	—	—	—	—	—
Financial Services	—	—	—	—	—	—
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	751	—	751

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of any portfolio.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

				Increase (Decrease)
			Increase (Decrease) in	in Unrealized
			Accumulated Net	Appreciation
		Increase (Decrease)	Realized Gain(Loss) &	(Depreciation) on
		Undistributed Net	Investments &	Investments &
	Increase (Decrease) in	Investment	Foreign Currency	Foreign Currency
	Paid in Capital	Income/Loss	Transactions	Transactions
Large Capitalization Value	$64	$—	$(64)	$—
Large Capitalization growth	(468,865)	468,865	—	—
Mid Cap	(78,800)	292,504	(213,704)	—
Small Capitalization	(48,552)	106,461	(57,909)	—
International Equity	(16,651)	—	16,651	—
Health & Biotechnology	(1,100,447)	939,009	161,438	—
Technology & Communications	(591,337)	591,337	—	—
Energy & Basic Materials	(190,264)	184,552	5,712	—
Financial Services	56,323	23,045	(79,368)	—
Investment Quality Bond	(12,329)	38,627	(26,298)	—
Municipal Bond	(7,693)	15,590	(7,897)	—
U.S. Government Money Market	—	—	—	—

Net assets were unaffected by the above reclassifications.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Cap	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

For the year ended August 31, 2006, the Manager waived $38,142 for Investment Quality Bond, $31,469 for Municipal Bond, $70,722 for U.S. Government Money Market, $32,469 for Health & Biotechnology, $100,214 for Technology & Communications, $12,988 for Energy & Basic Materials, $38,646 for Financial Services and $6,423 for Mid Cap. For the year ended August 31, 2006, the Manager reimbursed $11,777 for Municipal Bond.

(b) For providing administration, fund accounting and transfer agency services to the Portfolios, the Administrator will receive from each Portfolio a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints. The Portfolios will also pay for any out-of-pocket administration expenses.

For providing custody administration service, the Administrator charges certain transaction fees and receives from each Portfolio a monthly fee based on the annual rates as a percentage of average daily net assets: 0.0075% on the first $100 million; 0.0050% on the next $400 million; and 0.0025% thereafter.

Certain officers of the Administrator are also officers of the Trust.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLS (“FCS”), another affiliate of GFS, provides a Chief Compliance Officer to the Trust, including related administrative support. Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

(c) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2006, the Distributor waived $7,812 in fees for the U.S. Government Money Market Portfolio.

Class  A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2006, the Distributor, Aquaruis Fund Distibutors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$23	$54
Large Capitalization Growth	51	5,721
Mid Cap	62	42
Small Capitalization	22	112
International Equity	54	4
Health & Biotechnology	270	20
Technology & Communications	586	3
Energy & Basic Materials	21,437	2
Financial Services	204	322
Investment Quality Bond	—	78
Municipal Bond	—	—
U.S. Government Money Market	—	136

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2006 for each portfolio were: 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Cap, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred. Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice. For the year ended August 31, 2006, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

3.   INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$22,150,160	$27,925,847
Large Capitalization Growth	51,429,897	55,415,256
Mid Cap	30,017,775	50,817,727
Small Capitalization	6,217,279	8,732,748
International Equity	8,997,672	8,434,384
Health & Biotechnology	5,982,304	15,749,299
Technology & Communications	22,671,974	27,860,221
Energy & Basic Materials	5,843,125	3,625,061
Financial Services	5,661,177	5,950,755
Investment Quality Bond	5,371,534	5,067,607
Municipal Bond	1,058,765	2,072,287

(b) At August 31, 2006, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios’ were as follows:

Portfolio	Federal Tax Cost	Appreciation	Depreciation	Net
Large Capitalization Value	$44,599,299	$5,423,455	$(1,375,233)	$4,048,222
Large Capitalization Growth	36,617,596	3,025,300	(1,349,890)	1,675,410
Mid Cap	20,584,812	702,192	(1,137,693)	(435,501)
Small Capitalization	17,381,204	5,191,427	(375,829)	4,815,598
International Equity	12,351,784	2,235,481	(198,747)	2,036,734
Health & Biotechnology	40,562,964	2,433,498	(3,008,331)	(574,833)
Technology & Communications	20,343,773	4,390,883	(264,984)	4,125,899
Energy & Basic Materials	9,712,101	3,784,952	(248,638)	3,536,314
Financial Services	3,208,014	400,278	(77,070)	323,208
Investment Quality Bond	17,710,438	41,758	(131,519)	(89,761)
Municipal Bond	5,093,960	122,994	(645)	122,349

(c) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

4.   AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	306,753	256,331	148	—
Redeemed	(527,002)	(1,362,464)	—	—
Reinvested from Dividends	2,252	—	—	—
Net Increase (Decrease) in Shares	(217,997)	(1,106,133)	148	—
Large Capitalization Growth
Issued	554,053	762,430	722	—
Redeemed	(704,219)	(1,122,374)	(308)	—
Net Increase (Decrease) in Shares	(150,166)	(359,944)	414	—
Mid Cap
Issued	330,761	256,265	8,480	10,793
Redeemed	(161,238)	(257,696)	(1,700,572)	(168,652)
Reinvested from Dividends	113,409	62,541	56,822	43,654
Net Increase (Decrease) in Shares	282,932	61,110	(1,635,270)	(114,205)
Small Capitalization
Issued	139,812	125,037	226	—
Redeemed	(318,866)	(732,644)	—	—
Reinvested from Dividends	294,284	1,436	—	—
Net Increase (Decrease) in Shares	115,230	(606,171)	226	—
International Equity
Issued	282,228	200,227	606	—
Redeemed	(221,547)	(462,656)	—	—
Reinvested from Dividends	5,072	—	—	—
Net Increase (Decrease) in Shares	65,753	(262,429)	606	—
Health & Biotechnology
Issued	111,073	55,631	5,299	12,188
Redeemed	(48,879)	(26,219)	(303,377)	(531,548)
Net Increase (Decrease) in Shares	62,194	29,412	(298,078)	(519,360)
Technology & Communications
Issued	117,429	107,788	12,194	11,738
Redeemed	(51,864)	(37,441)	(372,139)	(547,798)
Net Increase (Decrease) in Shares	65,565	70,347	(359,945)	(536,060)
Energy & Basic Materials
Issued	73,060	33,720	108,821	40,431
Redeemed	(26,111)	(55,993)	(35,315)	(51,758)
Reinvested from Dividends	944	—	1,354	—
Net Increase (Decrease) in Shares	47,893	(22,273)	74,860	(11,327)
Financial Services
Issued	48,776	28,759	2,018	154
Redeemed	(25,622)	(18,157)	(14,062)	(19,933)
Reinvested from Dividends	5,615	3,936	4,869	4,389
Net Increase (Decrease) in Shares	28,769	14,538	(7,175)	(15,390)
Investment Quality Bond
Issued	434,042	365,141	1	—
Redeemed	(484,714)	(716,144)	—	—
Reinvested from Dividends	49,300	66,583	—	—
Net Increase (Decrease) in Shares	(1,372)	(284,420)	1	—
Municipal Bond
Issued	78,915	174,157	1	—
Redeemed	(200,456)	(367,952)	—	—
Reinvested from Dividends	16,846	22,491	—	—
Net Increase (Decrease) in Shares	(104,695)	(171,304)	1	—
U.S. Government Money Market
Issued	9,599,375	15,587,790	1,353	—
Redeemed	(10,922,901)	(20,032,512)	(1,344)	—
Reinvested from Dividends	558,064	229,835	1	—
Net Increase (Decrease) in Shares	(765,462)	(4,214,887)	10	—

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	1,429	13,745	14,763	15,884
Redeemed	(55,573)	(34,232)	(31,322)	(60,338)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	(54,144)	(20,487)	(16,559)	(44,454)
Large Capitalization Growth
Issued	5,402	11,346	57,713	55,006
Redeemed	(12,466)	(10,420)	(77,672)	(34,485)
Net Increase (Decrease) in Shares	(7,064)	926	(19,959)	20,521
Mid Cap
Issued	3,796	8,534	11,922	13,523
Redeemed	(89,245)	(95,664)	(12,408)	(23,874)
Reinvested from Dividends	37,071	28,852	12,329	8,687
Net Increase (Decrease) in Shares	(48,378)	(58,278)	11,843	(1,664)
Small Capitalization
Issued	1,952	12,177	5,599	8,794
Redeemed	(8,592)	(14,607)	(18,071)	(27,269)
Reinvested from Dividends	7,873	33	15,318	75
Net Increase (Decrease) in Shares	1,233	(2,397)	2,846	(18,400)
International Equity
Issued	637	4,208	11,690	5,664
Redeemed	(3,247)	(4,329)	(16,156)	(19,562)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	(2,610)	(121)	(4,466)	(13,898)
Health & Biotechnology
Issued	6,102	14,643	4,381	10,619
Redeemed	(496,284)	(691,739)	(165,169)	(282,201)
Net Increase (Decrease) in Shares	(490,182)	(677,096)	(160,788)	(271,582)
Technology & Communications
Issued	2,853	10,901	4,572	5,606
Redeemed	(381,465)	(614,974)	(29,484)	(65,540)
Net Increase (Decrease) in Shares	(378,612)	(604,073)	(24,912)	(59,934)
Energy & Basic Materials
Issued	12,468	21,036	4,730	1,650
Redeemed	(38,850)	(34,405)	(813)	(1,531)
Reinvested from Dividends	1,727	0	54	—
Net Increase (Decrease) in Shares	(24,655)	(13,369)	3,971	119
Financial Services
Issued	901	5,736	3,188	2,187
Redeemed	(30,563)	(79,821)	(3,863)	(2,401)
Reinvested from Dividends	5,572	8,264	618	459
Net Increase (Decrease) in Shares	(24,090)	(65,821)	(57)	245
Investment Quality Bond
Issued	476	2,554	19,890	30,244
Redeemed	(2,806)	(4,187)	(39,015)	(36,580)
Reinvested from Dividends	166	270	2,905	4,439
Net Increase (Decrease) in Shares	(2,164)	(1,363)	(16,220)	(1,897)
Municipal Bond
Issued	4,746	1,538	2,767	601
Redeemed	—	—	(4,333)	(835)
Reinvested from Dividends	133	123	706	874
Net Increase (Decrease) in Shares	4,879	1,661	(860)	640
U.S. Government Money Market
Issued	74,167	163,330	217,113	243,111
Redeemed	(91,957)	(172,887)	(303,626)	(300,099)
Reinvested from Dividends	6,311	2,889	19,015	8,633
Net Increase (Decrease) in Shares	(11,479)	(6,668)	(67,498)	(48,355)

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

5.   SECURITIES LENDING

Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

At August 31, 2006, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral
Large Capitalization Value	$3,027,598	$3,058,224
Large Capitalization Growth	2,626,757	2,693,414
Mid Cap	3,135,795	3,216,684
Small Capitalization	4,790,531	4,927,714
Health & Biotechnology	7,676,004	8,081,245
Technology & Communications	4,426,075	4,571,287
Investment Quality Bond	2,163,011	2,200,565

At August 31, 2006, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	0.79%
Large Capitalization Growth	2.15%
Mid Cap	2.87%
Small Capitalization	3.67%
Health & Biotechnology	8.68%
Technology & Communications	10.68%
Investment Quality Bond	0.85%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2006 was as follows:

			Long Term
	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$44,381	$—	$—	$44,381
Large Capitalization Growth	—	—	—	—
Mid Cap	2,967,624	—	2,468,122	5,435,746
Small Capitalization	—	—	3,990,701	3,990,701
International Equity	65,851	—	—	65,851
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	—	—	126,948	126,948
Financial Services	15,615	—	210,810	226,425
Investment Quality Bond	473,255	—	46,351	519,606
Municipal Bond	—	192,439	—	192,439
U.S. Government Money Market	603,350	—	—	603,350

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

The tax character of dividends paid during the period ended August 31, 2005 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$—	$—	$ —	$ —
Large Capitalization Growth	—	—	—	—
Mid Cap	—	—	4,003,386	4,003,386
Small Capitalization	—	—	23,300	23,300
International Equity	—	—	—	—
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	—	—	126,948	126,948
Financial Services	15,615	—	210,810	226,425
Investment Quality Bond	457,959	—	275,013	732,972
Municipal Bond	41,504	190,431	26,094	258,029
U.S. Government Money Market	249,069	—	—	249,069

As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

			Undistributed		Undistributed	Undistributed	Unrealized
	Capital Loss		LT	Post October	Ordinary	Tax-Exempt	Appreciation
	Carryforwards		Capital Gains	Loss Deferrals	Income	Income	(Depreciation)	Total
Large Capitalization Value	$(3,568,799)		$—	$—	$198,207	$—	$4,048,222	$677,630
Large Capitalization Growth	(16,411,648)		—	—	—	—	1,675,410	(14,736,238)
Mid Cap	—		3,868,830	—	—	—	(435,501)	3,433,329
Small Capitalization	—		2,516,439	—	—	—	4,815,598	7,332,037
International Equity	(5,267,850)		—	—	32,235	—	2,036,734	(3,198,881)
Health & Biotechnology	(116,434,101	)(a)	—	(321,183)	—	—	(575,143)	(117,330,427)
Technology & Communications	(259,766,648	)(b)	—	—	—	—	4,125,899	(255,640,749)
Energy & Basic Materials	—		347,974	—	—	—	3,536,275	3,884,249
Financial Services	—		21,663	(1,050)	366,442	—	323,203	710,258
Investment Quality Bond	—		—	(46,090)	—	—	(89,761)	(135,851)
Municipal Bond	—		6,704	—	—	—	122,349	129,053
U.S. Government Money Market	(751)		—	—	—	—	—	(751)

The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)     Excludes loss carryforwards of $2,289,440 due to current year loss limitation rules.

(b)    Excludes loss carryforwards of $1,966,768 due to current year loss limitation rules.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class A Shares
					July 1,
	Year Ended	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$12.82	$11.42	$10.38	$8.63	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.15)	(0.12)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	0.02	2.93	1.16	1.78	(1.30)
Total from investment operations	(0.14)	2.78	1.04	1.75	(1.37)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(1.85)	(1.38)	-	-	-
Net Asset Value, End of Year	$10.83	$12.82	$11.42	$10.38	$8.63
Total Return*	(1.24)%	24.97%	10.02%	20.28%	(13.70)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,669	$25,305	$23,842	$26,449	$22,407
Ratio of net operating expenses to average net assets (3)(4)	2.30%	2.29%	2.25%	2.29%	2.72%
Ratio of net investment income to average net assets (3)(4)	(1.32)%	(1.19)%	(1.05)%	(1.03)%	(1.06)%
Portfolio Turnover Rate	130%	75%	76%	19%	71%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.30% and (1.32)%, respectively, for the year ended August 31, 2006; 2.29% and (1.19)%, respectively, for the year ended August 31, 2005; 2.25% and (1.05)%, respectively, for the year ended August 31, 2004; 2.29% and (1.03)%, respectively, for the period ended August 31, 2003; and 2.78% and (1.14)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$14.33	$12.50	$11.43	$11.57	$14.94	$16.53
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.28)	(0.18)	(0.15)	(0.05)	(0.19)	(0.26)
Net realized and unrealized gain (loss)	(0.78)	2.01	1.22	(0.09)	(3.18)	(1.33)
Total from investment operations	(1.06)	1.83	1.07	(0.14)	(3.37)	(1.59)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$13.27	$14.33	$12.50	$11.43	$11.57	$14.94
Total Return*	(7.40)%	14.64%	9.36%	(1.21)%	(22.56)%	(9.62)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,079	$15,160	$19,718	$26,606	$30,435	$52,964
Ratio of net operating expenses to average net assets (2)(3)	2.70%	2.70%	2.70%	2.70%	2.54%	2.20%
Ratio of net investment income to average net assets (2)(3)	(2.00)%	(1.40)%	(1.23)%	(1.15)%	(1.65)%	(1.48)%
Portfolio Turnover Rate	16%	111%	65%	10%	144%	172%

	Technology & Communications Portfolio - Class A Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$7.48	$5.70	$6.69	$5.38	$7.54	$16.21
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)	(0.13)	(0.17)	(0.05)	(0.12)	(0.20)
Net realized and unrealized gain (loss)	0.07	1.91	(0.82)	1.36	(2.04)	(8.47)
Total from investment operations	(0.11)	1.78	(0.99)	1.31	(2.16)	(8.67)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$7.37	$7.48	$5.70	$6.69	$5.38	$7.54
Total Return*	(1.47)%	31.23%	(14.80)%	24.35%	(28.65)%	(53.49)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,964	$11,791	$12,034	$18,249	$15,510	$19,736
Ratio of net operating expenses to average net assets (2)(4)	2.70%	2.70%	2.70%	2.70%	2.56%	2.28%
Ratio of net investment income to average net assets (2)(4)	(2.28)%	(1.85)%	(2.46)%	(2.57)%	(2.15)%	(1.93)%
Portfolio Turnover Rate	99%	70%	53%	21%	263%	671%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.78% and (2.08)%, respectively, for the year ended August 31, 2006; 2.84% and (1.53)%, respectively, for the year ended August 31, 2005; 2.77% and (1.30)%, respectively, for the year ended August 31, 2004; 2.75% and (1.20)%, respectively, for the period ended August 31, 2003; 2.65% and (1.76)%, respectively, for the year ended April 30, 2003; and 2.31% and (1.59)%, respectively, for the year ended April 30, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.13% and (2.71)%, respectively, for the year ended August 31, 2006; 3.10% and (2.24)%, respectively, for the year ended August 31, 2005; 2.72% and (2.49)%, respectively, for the year ended August 31, 2004; 3.06% and (2.93)%, respectively, for the period ended August 31, 2003; 3.59% and (3.18)%, respectively, for the year ended April 30, 2003; and 2.80% and (2.45)%, respectively, for the year ended April 30, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$27.16	$17.95	$14.52	$12.94	$17.04	$20.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.45)	(0.34)	(0.19)	(0.01)	(0.17)	(0.22)
Net realized and unrealized gain (loss)	3.15	9.55	3.62	1.59	(3.93)	(1.63)
Total from investment operations	2.70	9.21	3.43	1.58	(4.10)	(1.85)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	-	-	(1.54)
Total dividends and distributions	(0.36)	-	-	-	-	(1.54)
Net Asset Value, End of Year	$29.50	$27.16	$17.95	$14.52	$12.94	$17.04
Total Return*	9.95%	51.31%	23.62%	12.21%	(24.06)%	(7.14)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,268	$2,817	$2,066	$2,269	$2,221	$4,490
Ratio of net operating expenses to average net assets (2)(3)	2.70%	2.70%	2.70%	2.70%	2.54%	2.29%
Ratio of net investment income to average net assets (2)(3)	(1.48)%	(1.56)%	(1.20)%	(0.28)%	(1.18)%	(1.39)%
Portfolio Turnover Rate	34%	65%	88%	22%	705%	835%

	Financial Services Portfolio - Class A Shares
						August 1,
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$12.54	$11.63	$11.02	$9.97	$11.40	$10.92
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	(0.16)	(0.15)	(0.04)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	1.65	1.76	0.76	1.09	(1.36)	0.56
Total from investment operations	1.63	1.60	0.61	1.05	(1.43)	0.48
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.87)	(0.69)	-	-	-	-
Total dividends and distributions	(0.87)	(0.69)	-	-	-	-
Net Asset Value, End of Year	$13.30	$12.54	$11.63	$11.02	$9.97	$11.40
Total Return*	13.21%	13.70%	5.54%	10.53%	(12.54)%	4.40%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,042	$1,073	$1,174	$1,650	$1,684	$2,956
Ratio of net operating expenses to average net assets (2)(4)	2.70%	2.70%	2.70%	2.70%	2.55%	2.30%
Ratio of net investment income to average net assets (2)(4)	(0.13)%	(1.32)%	(1.27)%	(1.22)%	(0.73)%	(0.74)%
Portfolio Turnover Rate	159%	150%	199%	32%	67%	55%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.81% and (1.59)%, respectively, for the year ended August 31, 2006; 3.34% and (2.19)%, respectively, for the year ended August 31, 2005; 3.33% and (1.83)%, respectively, for the year ended August 31, 2004; 4.37% and (1.95)%, respectively, for the period ended August 31, 2003; 4.40% and (3.04)%, respectively, for the year ended April 30, 2003; and 3.86% and (2.96)%, respectively, for the year ended April 30, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services Portfolio: 3.77% and (1.20)%, respectively, for the year ended August 31, 2006; 4.11% and (2.73)%, respectively, for the year ended August 31, 2005; 3.53% and (2.09)%, respectively, for the year ended August 31, 2004; 2.70% and (1.22)%, respectively, for the period ended August 31, 2003; 6.44% and (4.62)%, respectively, for the year ended April 30, 2003; and 4.96% and (3.40)%, respectively, for the year ended April 30, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Class A Shares
	For the Period February 14, 2006(1) to August 31, 2006(2)
	Large	Large
	Capitalization	Capitalization	Small	International
	Value	Growth	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Net Asset Value, Beginning of Year	$19.43	$16.46	$12.84	$12.05
Income (Loss) from Investment Operations:
Net investment income (loss)	0.03	(0.12)	(0.05)	0.07
Net realized and unrealized gain (loss)	0.64	(2.55)	0.24	0.89
Total from investment operations	0.67	(2.67)	0.19	0.96
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	-	-	-	-
Total dividends and distributions	-	-	-	-
Net Asset Value, End of Year	$20.10	$13.79	$13.03	$13.01
Total Return*	3.45%	(16.22)%	1.48%	7.97%
Ratios and Supplemental Data:
Net assets, end of year	$2,975	$5,711	$2,944	$7,885
Ratio of net operating expenses to average net assets (3)	1.92%	1.99%	2.25%	2.31%
Ratio of net investment income to average net assets (3)	0.30%	(1.45)%	(0.67)%	0.98%
Portfolio Turnover Rate	49%	125%	35%	69%

	Class A Shares
	For the Period February 14, 2006(1) to August 31, 2006(2)
	Investment		U.S.
	Quality	Municipal	Government
	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio
Net Asset Value, Beginning of Year	$9.65	$10.22	$1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	-	-	-
Net realized and unrealized gain (loss)	0.03	(0.03)	-
Total from investment operations	0.03	(0.03)	-
Dividends and Distributions:
Dividends from net investment income	-	-	-
Distributions from realized gains	-	-	-
Total dividends and distributions	-	-	-
Net Asset Value, End of Year	$9.68	$10.19	$1.00
Total Return*	0.31%	(0.29)%	0.00%
Ratios and Supplemental Data:
Net assets, end of year	$10	$10	$10
Ratio of net operating expenses to average net assets (3)	1.80%	1.80%	1.65%
Ratio of net investment income to average net assets (3)	0.00%	0.00%	0.00%
Portfolio Turnover Rate	35%	19%	N/A

(1) Commencement of offering.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$17.19	$15.68	$14.13	$12.63	$18.89
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.14)	(0.16)	(0.13)	0.04
Net realized and unrealized gain (loss)	1.69	1.65	1.71	1.63	(4.69)
Total from investment operations	1.60	1.51	1.55	1.50	(4.65)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.61)
Total dividends and distributions	-	-	-	-	(1.61)
Net Asset Value, End of Year	$18.79	$17.19	$15.68	$14.13	$12.63
Total Return*	9.31%	9.63%	10.97%	11.88%	(26.71)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,123	$2,873	$2,942	$2,273	$652
Ratio of net operating expenses to average net assets (2)	2.52%	2.65%	2.73%	2.96%	2.40%
Ratio of net investment income to average net assets (2)	(0.49)%	(0.82)%	(1.01)%	(1.05)%	(0.73)%
Portfolio Turnover Rate	49%	71%	92%	85%	84%

	Large Cap Growth Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$13.40	$11.20	$12.15	$10.96	$14.71
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.29)	(0.25)	(0.23)	(0.22)	(0.10)
Net realized and unrealized gain (loss)	(0.32)	2.45	(0.72)	1.41	(3.61)
Total from investment operations	(0.61)	2.20	(0.95)	1.19	(3.71)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.04)
Total dividends and distributions	-	-	-	-	(0.04)
Net Asset Value, End of Year	$12.79	$13.40	$11.20	$12.15	$10.96
Total Return*	(4.55)%	19.64%	(7.82)%	10.86%	(25.29)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$313	$423	$344	$298	$547
Ratio of net operating expenses to average net assets (3)	2.59%	2.74%	2.66%	3.00%	2.40%
Ratio of net investment income to average net assets (3)	(2.04)%	(2.05)%	(1.93)%	(2.07)%	(1.55)%
Portfolio Turnover Rate	125%	147%	129%	60%	32%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.52% and (0.49)%, respectively, for the year ended August 31, 2006; 2.65% and (0.82)%, respectively, for the year ended August 31, 2005; 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; and 2.50% and (0.83)%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% and (2.04)%, respectively, for the year ended August 31, 2006; 2.74% and (2.05)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; and 2.51% and (1.66)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class B Shares
					July 1,
	Year Ended	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$12.55	$11.26	$10.30	$8.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.21)	(0.18)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	0.04	2.88	1.14	1.77	(1.31)
Total from investment operations	(0.18)	2.67	0.96	1.72	(1.42)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(1.85)	(1.38)	-	-	-
Net Asset Value, End of Year	$10.52	$12.55	$11.26	$10.30	$8.58
Total Return*	(1.61)%	24.30%	9.32%	20.05%	(14.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,069	$3,075	$3,417	$3,824	$3,409
Ratio of net operating expenses to average net assets (3)(4)	3.00%	2.89%	2.85%	2.89%	3.04%
Ratio of net investment income to average net assets (3)(4)	(1.98)%	(1.79)%	(1.65)%	(1.63)%	(1.57)%
Portfolio Turnover Rate	130%	75%	76%	19%	71%

	Small Cap Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$14.51	$12.22	$10.73	$9.86	$11.74
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.23)	(0.16)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	0.91	2.53	1.87	1.84	(0.66)
Total from investment operations	0.72	2.30	1.71	1.69	(0.70)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Total dividends and distributions	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Net Asset Value, End of Year	$11.73	$14.51	$12.22	$10.73	$9.86
Total Return*	5.97%	18.86%	16.05%	18.80%	(6.42)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$363	$432	$393	$242	$409
Ratio of net operating expenses to average net assets (5)	2.85%	2.85%	2.61%	2.96%	2.43%
Ratio of net investment income to average net assets (5)	(1.53)%	(1.68)%	(1.40)%	(1.62)%	(1.26)%
Portfolio Turnover Rate	35%	17%	11%	20%	17%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 3.06% and (2.03)%, respectively, for the year ended August 31, 2006; 2.89% and (1.79)%, respectively, or the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.06% and (1.59)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.86% and (1.53)%, respectively, for the year ended August 31, 2006; 2.85% and (1.68)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; and 2.61% and (1.44)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$9.99	$8.33	$6.94	$6.86	$8.87
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.04)	(0.06)	(0.11)	(0.01)
Net realized and unrealized gain (loss)	2.23	1.70	1.45	0.19	(2.00)
Total from investment operations	2.15	1.66	1.39	0.08	(2.01)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-
Net Asset Value, End of Year	$12.14	$9.99	$8.33	$6.94	$6.86
Total Return*	21.52%	19.93%	20.03%	1.17%	(22.66)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$151	$150	$126	$38	$132
Ratio of net operating expenses to average net assets (3)	2.91%	3.00%	3.30%	3.30%	2.51%
Ratio of net investment income to average net assets (3)	(0.73)%	(0.43)%	(0.94)%	(1.24)%	(1.03)%
Portfolio Turnover Rate	69%	74%	183%	385%	24%

	Health & Biotechnology Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$13.80	$12.11	$11.14	$11.29	$14.67	$16.33
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.35)	(0.25)	(0.22)	(0.07)	(0.26)	(0.36)
Net realized and unrealized gain (loss)	(0.76)	1.94	1.19	(0.08)	(3.12)	(1.30)
Total from investment operations	(1.11)	1.69	0.97	(0.15)	(3.38)	(1.66)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$12.69	$13.80	$12.11	$11.14	$11.29	$14.67
Total Return*	(8.04)%	13.95%	8.71%	(1.33)%	(23.04)%	(10.17)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$15,518	$23,626	$28,932	$37,288	$40,997	$70,851
Ratio of net operating expenses to average net assets (2)(4)	3.30%	3.30%	3.30%	3.30%	3.14%	2.79%
Ratio of net investment income to average net assets (2)(4)	(2.60)%	(2.00)%	(1.83)%	(1.75)%	(2.25)%	(2.08)%
Portfolio Turnover Rate	16%	111%	65%	10%	144%	172%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 2.90% and (0.73)%, respectively, for the year ended August 31, 2006; 3.00% and (0.43)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; and 3.01% and (1.53)%, respectively, for the year ended August 31, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.38% and (2.68)%, respectively, for the year ended August 31, 2006; 3.44% and (2.13)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; and 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; 2.91% and (2.20)%, respectively, for the year ended April 30, 2002; and 2.81% and (2.35)%, respectively, for the year ended April 30, 2001.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$7.09	$5.43	$6.41	$5.17	$7.29	$15.81
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	(0.16)	(0.20)	(0.06)	(0.15)	(0.26)
Net realized and unrealized gain (loss)	0.06	1.82	(0.78)	1.30	(1.97)	(8.26)
Total from investment operations	(0.15)	1.66	(0.98)	1.24	(2.12)	(8.52)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$6.94	$7.09	$5.43	$6.41	$5.17	$7.29
Total Return*	(2.12)%	30.57%	(15.29)%	23.98%	(29.08)%	(53.89)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,097	$10,953	$11,674	$17,434	$14,821	$24,500
Ratio of net operating expenses to average net assets (2)(3)	3.30%	3.30%	3.30%	3.30%	3.16%	2.88%
Ratio of net investment income to average net assets (2)(3)	(2.88)%	(2.45)%	(3.06)%	(3.17)%	(2.75)%	(2.53)%
Portfolio Turnover Rate	99%	70%	53%	21%	263%	671%

	Energy & Basic Materials Portfolio - Class B Shares
	Year Ended	Year Ended		Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)		2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$26.14	$17.38		$14.15	$12.63	$16.73	$20.26
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.60)	(0.45)		(0.28)	(0.04)	(0.25)	(0.31)
Net realized and unrealized gain (loss)	3.02	9.21		3.51	1.56	(3.85)	(1.68)
Total from investment operations	2.42	8.76		3.23	1.52	(4.10)	(1.99)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-	-
Distributions from realized gains	(0.36)	-		-	-	-	(1.54)
Total dividends and distributions	(0.36)	-	_	-	-	-	(1.54)
Net Asset Value, End of Year	$28.20	$26.14		$17.38	$14.15	$12.63	$16.73
Total Return*	9.26%	50.40%		22.83%	12.03%	(24.51)%	(7.91)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,536	$3,922		$2,840	$2,918	$2,868	$4,977
Ratio of net operating expenses to average net assets (2)(4)	3.30%	3.30%		3.30%	3.30%	3.14%	2.90%
Ratio of net investment income to average net assets (2)(4)	(2.10)%	(2.15)%		(1.80)%	(0.88)%	(1.78)%	(2.01)%
Portfolio Turnover Rate	34%	65%		88%	22%	705%	835%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.73% and (3.31)%, respectively, for the year ended August 31, 2006; 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; and 3.41% and (3.06)%, respectively, for the year ended April 30, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.41% and (2.21)%, respectively, for the year ended August 31, 2006; 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; 5.00% and (3.64)%, respectively, for the year ended April 30, 2003; and 4.53% and (3.64)%, respectively, for the year ended April 30, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$12.15	$11.36	$10.83	$9.82	$11.30	$10.88
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.23)	(0.21)	(0.06)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	1.60	1.71	0.74	1.07	(1.35)	0.57
Total from investment operations	1.51	1.48	0.53	1.01	(1.48)	0.42
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.87)	(0.69)	-	-	-	-
Total dividends and distributions	(0.87)	(0.69)	-	-	-	-
Net Asset Value, End of Year	$12.79	$12.15	$11.36	$10.83	$9.82	$11.30
Total Return*	12.61%	12.94%	4.89%	10.29%	(13.10)%	3.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$894	$1,143	$1,815	$2,231	$2,130	$2,895
Ratio of net operating expenses to average net assets (2)(3)	3.30%	3.30%	3.30%	3.30%	3.15%	2.94%
Ratio of net investment income to average net assets (2)(3)	(0.74)%	(1.92)%	(1.87)%	(1.82)%	(1.33)%	(1.39)%
Portfolio Turnover Rate	159%	150%	199%	32%	67%	55%

	Investment Quality Bond Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$9.90	$10.17	$10.52	$10.70	$10.42
Income (Loss) from Investment Operations:
Net investment income (loss)	0.20	0.17	0.20	0.20	0.53
Net realized and unrealized gain (loss)	(0.16)	(0.09)	0.03	0.06	0.18
Total from investment operations	0.04	0.08	0.23	0.26	0.71
Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.20)	(0.20)	(0.41)
Distributions from realized gains	(0.06)	(0.18)	(0.38)	(0.24)	(0.02)
Total dividends and distributions	(0.26)	(0.35)	(0.58)	(0.44)	(0.43)
Net Asset Value, End of Year	$9.68	$9.90	$10.17	$10.52	$10.70
Total Return*	0.40%	0.75%	2.34%	2.49%	7.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$54	$77	$93	$262	$453
Ratio of net operating expenses to average net assets (4)	2.40%	2.40%	2.40%	2.40%	2.23%
Ratio of net investment income to average net assets (4)	2.05%	1.71%	1.97%	1.88%	3.87%
Portfolio Turnover Rate	35%	50%	33%	66%	46%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3)  Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.37% and (1.81)%, respectively, for the year ended August 31, 2006; 4.72% and (3.34)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; and 5.60% and (4.05)%, respectively, for the year ended April 30, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.66% and 1.79%, respectively, for the year ended August 31, 2006; 2.78% and 1.32%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; and 2.44% and 3.66%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$10.44	$10.53	$10.34	$10.63	$10.66
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22	0.21	0.23	0.24	0.26
Net realized and unrealized gain (loss)	(0.19)	(0.01)	0.26	(0.18)	0.04
Total from investment operations	0.03	0.20	0.49	0.06	0.30
Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.24)	(0.24)	(0.31)
Distributions from realized gains	(0.03)	(0.08)	(0.06)	(0.11)	(0.02)
Total dividends and distributions	(0.25)	(0.29)	(0.30)	(0.35)	(0.33)
Net Asset Value, End of Year	$10.22	$10.44	$10.53	$10.34	$10.63
Total Return*	0.30%	1.97%	4.80%	0.58%	2.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$117	$69	$52	$14	$24
Ratio of net operating expenses to average net assets (2)	2.40%	2.40%	2.40%	2.40%	2.27%
Ratio of net investment income to average net assets (2)	2.17%	2.03%	2.24%	2.30%	2.97%
Portfolio Turnover Rate	19%	25%	29%	11%	48%

	U.S. Government Money Market Portfolio - Class B Shares
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.03	0.01	0.00	**	0.00	**	0.01
Net realized and unrealized gain (loss)	-	-	-		-		-
Total from investment operations	0.03	0.01	0.00	**	0.00	**	0.01
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	-		(0.00)		(0.01)
Distributions from realized gains	-	-	(0.00)	**	-	**	-
Total dividends and distributions	(0.03)	(0.01)	(0.00)	**	(0.00)	**	(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return*	3.33%	1.28%	0.04%		0.04%		0.73%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$194	$205	$211		$195		$97
Ratio of net operating expenses to average net assets (3)	2.25%	2.25%	2.09%		1.27%		2.07%
Ratio of net investment income to average net assets (3)	3.25%	1.27%	0.00%		0.08%		0.35%
Portfolio Turnover Rate	N/A	N/A	N/A		N/A		N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.16% and 1.41%, respectively, for the year ended August 31, 2006; 3.09% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; and 3.38% and 1.86%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.65% and 2.85%, respectively, for the year ended August 31, 2006; 2.73% and 0.80%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; and 2.38% and 0.04%, respectively, for the year ended August 31, 2002.

*  Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$17.19	$15.67	$14.13	$12.63	$18.90
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.14)	(0.16)	(0.13)	0.03
Net realized and unrealized gain (loss)	1.67	1.66	1.70	1.63	(4.69)
Total from investment operations	1.59	1.52	1.54	1.50	(4.66)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.61)
Total dividends and distributions	-	-	-	-	(1.61)
Net Asset Value, End of Year	$18.78	$17.19	$15.67	$14.13	$12.63
Total Return*	9.25%	9.70%	10.90%	11.88%	(26.75)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,897	$2,020	$2,539	$2,605	$2,740
Ratio of net operating expenses to average net assets (2)	2.52%	2.65%	2.73%	2.96%	2.41%
Ratio of net investment income to average net assets (2)	(0.45)%	(0.85)%	(1.01)%	(1.05)%	(0.72)%
Portfolio Turnover Rate	49%	71%	92%	85%	84%

	Large Cap Growth Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$13.43	$11.23	$12.19	$10.98	$14.74
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.30)	(0.25)	(0.24)	(0.22)	(0.10)
Net realized and unrealized gain (loss)	(0.32)	2.45	(0.72)	1.43	(3.62)
Total from investment operations	(0.62)	2.20	(0.96)	1.21	(3.72)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.04)
Total dividends and distributions	-	-	-	-	(0.04)
Net Asset Value, End of Year	$12.81	$13.43	$11.23	$12.19	$10.98
Total Return*	(4.62)%	19.59%	(7.88)%	11.02%	(25.30)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,819	$2,175	$1,588	$1,934	$2,051
Ratio of net operating expenses to average net assets (3)	2.59%	2.74%	2.66%	3.00%	2.40%
Ratio of net investment income to average net assets (3)	(2.04)%	(2.06)%	(1.93)%	(2.07)%	(1.56)%
Portfolio Turnover Rate	125%	147%	129%	60%	32%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.52% and (0.45)%, respectively, for the year ended August 31, 2006; 2.65% and (0.85)%, respectively, for the year ended August 31, 2005; 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; and 2.52% and (0.83)%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% and (2.04)%, respectively, for the year ended August 31, 2006; 2.74% and (2.06)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; and 2.52% and (1.68)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Period Ended	July 1, 2002(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$12.53	$11.25	$10.29	$8.57	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.21)	(0.19)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	0.04	2.87	1.15	1.77	(1.32)
Total from investment operations	(0.18)	2.66	0.96	1.72	(1.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(1.85)	(1.38)	-	-	-
Net Asset Value, End of Year	$10.50	$12.53	$11.25	$10.29	$8.57
Total Return*	(1.62)%	24.24%	9.33%	20.07%	(14.30)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$901	$927	$851	$725	$583
Ratio of net operating expenses to average net assets (3)(4)	3.00%	2.89%	2.85%	2.89%	3.08%
Ratio of net investment income to average net assets (3)(4)	(1.95)%	(1.79)%	(1.65)%	(1.63)%	(1.60)%
Portfolio Turnover Rate	130%	75%	76%	19%	71%

	Small Cap Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$14.55	$12.25	$10.76	$9.89	$11.77
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.23)	(0.16)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	0.91	2.54	1.87	1.84	(0.66)
Total from investment operations	0.72	2.31	1.71	1.69	(0.70)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Total dividends and distributions	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Net Asset Value, End of Year	$11.77	$14.55	$12.25	$10.76	$9.89
Total Return*	5.95%	18.90%	16.01%	18.74%	(6.40)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$680	$799	$898	$914	$1,214
Ratio of net operating expenses to average net assets (5)	2.85%	2.85%	2.61%	2.96%	2.42%
Ratio of net investment income to average net assets (5)	(1.53)%	(1.66)%	(1.40)%	(1.62)%	(1.25)%
Portfolio Turnover Rate	35%	17%	11%	20%	17%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 3.05% and (2.00)%, respectively, for the year ended August 31, 2006; 2.89% and (1.79)%, respectively, for the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.10% and (1.61)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.86% and (1.53)%, respectively, for the year ended August 31, 2006; 2.85% and (1.66)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; and 2.60% and (1.43)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$9.96	$8.31	$6.93	$6.85	$8.86
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.04)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	2.22	1.69	1.45	0.15	(2.00)
Total from investment operations	2.15	1.65	1.38	0.08	(2.01)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-
Net Asset Value, End of Year	$12.11	$9.96	$8.31	$6.93	$6.85
Total Return*	21.59%	19.86%	19.91%	1.17%	(22.69)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$645	$575	$595	$1,117	$516
Ratio of net operating expenses to average net assets (3)	2.91%	3.00%	3.30%	3.30%	2.52%
Ratio of net investment income to average net assets (3)	(0.65)%	(0.40)%	(0.94)%	(1.24)%	(1.01)%
Portfolio Turnover Rate	69%	74%	183%	385%	24%

	Health & Biotechnology Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$13.80	$12.11	$11.14	$11.30	$14.68	$16.33
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.35)	(0.25)	(0.22)	(0.07)	(0.26)	(0.36)
Net realized and unrealized gain (loss)	(0.75)	1.94	1.19	(0.09)	(3.12)	(1.29)
Total from investment operations	(1.10)	1.69	0.97	(0.16)	(3.38)	(1.65)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$12.70	$13.80	$12.11	$11.14	$11.30	$14.68
Total Return*	(7.97)%	13.95%	8.71%	(1.42)%	(23.02)%	(10.10)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,262	$6,851	$9,302	$13,727	$15,342	$31,406
Ratio of net operating expenses to average net assets (2)(4)	3.30%	3.30%	3.30%	3.30%	3.14%	2.80%
Ratio of net investment income to average net assets (2)(4)	(2.61)%	(2.00)%	(1.83)%	(1.75)%	(2.25)%	(2.08)%
Portfolio Turnover Rate	16%	111%	65%	10%	144%	172%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 2.90% and (0.65)%, respectively, for the year ended August 31, 2006; 3.00% and (0.40)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; and 3.03% and (1.52)%, respectively, for the year ended August 31, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.38% and (2.69)%, respectively, for the year ended August 31, 2006; 3.44% and (2.14)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; and 2.91% and (2.19)%, respectively, for the year ended April 30, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$7.14	$5.47	$6.45	$5.20	$7.34	$15.87
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	(0.16)	(0.20)	(0.06)	(0.15)	(0.26)
Net realized and unrealized gain (loss)	0.06	1.83	(0.78)	1.31	(1.99)	(8.27)
Total from investment operations	(0.15)	1.67	(0.98)	1.25	(2.14)	(8.53)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-
Net Asset Value, End of Year	$6.99	$7.14	$5.47	$6.45	$5.20	$7.34
Total Return*	(2.10)%	30.53%	(15.19)%	24.04%	(29.16)%	(53.75)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$775	$970	$1,071	$1,873	$1,602	$3,220
Ratio of net operating expenses to average net assets (2)(4)	3.30%	3.30%	3.30%	3.30%	3.16%	2.87%
Ratio of net investment income to average net assets (2)(4)	(2.88)%	(2.45)%	(3.06)%	(3.17)%	(2.75)%	(2.51)%
Portfolio Turnover Rate	99%	70%	53%	21%	263%	671%

	Energy & Basic Materials Portfolio - Class C Shares
					January 6,
	Year Ended	Year Ended	Year Ended	Period Ended	2003(3) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$26.16	$17.40	$14.15	$12.63	$13.08
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.61)	(0.45)	(0.30)	(0.04)	-
Net realized and unrealized gain (loss)	3.05	9.21	3.55	1.56	(0.45)
Total from investment operations	2.44	8.76	3.25	1.52	(0.45)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	-	-
Total dividends and distributions	(0.36)	-	-	-	-
Net Asset Value, End of Year	$28.24	$26.16	$17.40	$14.15	$12.63
Total Return*	9.33%	50.34%	22.97%	12.03%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$225	$104	$67	$20	$13 (6)
Ratio of net operating expenses to average net assets (2)(5)	3.30%	3.30%	3.30%	3.30%	3.30%
Ratio of net investment income to average net assets (2)(5)	(2.09)%	(2.16)%	(1.80)%	(0.88)%	(1.46)%
Portfolio Turnover Rate	34%	65%	88%	22%	705%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.73% and (3.31)%, respectively, for the year ended August 31, 2006; 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; and 3.40% and (3.04)%, respectively, for the year ended April 30, 2002.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.41% and (2.20)%, respectively, for the year ended August 31, 2006; 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; and 3.30% and (1.46)%, respectively, for the period ended April 30, 2003.

(6) Actual value, not truncated by 000s.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	April 30,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$12.15	$11.36	$10.83	$9.82	$11.29	$10.89
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.23)	(0.21)	(0.06)	(0.13)	(0.17)
Net realized and unrealized gain (loss)	1.61	1.71	0.74	1.07	(1.34)	0.57
Total from investment operations	1.50	1.48	0.53	1.01	(1.47)	0.40
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.87)	(0.69)	-	-	-	-
Total dividends and distributions	(0.87)	(0.69)	-	-	-	-
Net Asset Value, End of Year	$12.78	$12.15	$11.36	$10.83	$9.82	$11.29
Total Return*	12.53%	12.94%	4.89%	10.29%	(13.02)%	3.67%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$117	$111	$101	$295	$263	$487
Ratio of net operating expenses to average net assets (2)(3)	3.30%	3.30%	3.30%	3.30%	3.15%	3.08%
Ratio of net investment income to average net assets (2)(3)	(0.89)%	(1.93)%	(1.87)%	(1.82)%	(1.33)%	(1.54)%
Portfolio Turnover Rate	159%	150%	199%	32%	67%	55%

	Investment Quality Bond Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$9.91	$10.18	$10.53	$10.71	$10.44
Income (Loss) from Investment Operations:
Net investment income (loss)	0.20	0.17	0.20	0.20	0.56
Net realized and unrealized gain (loss)	(0.16)	(0.09)	0.03	0.06	0.14
Total from investment operations	0.04	0.08	0.23	0.26	0.70
Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.20)	(0.20)	(0.41)
Distributions from realized gains	(0.06)	(0.18)	(0.38)	(0.24)	(0.02)
Total dividends and distributions	(0.26)	(0.35)	(0.58)	(0.44)	(0.43)
Net Asset Value, End of Year	$9.69	$9.91	$10.18	$10.53	$10.71
Total Return*	0.40%	0.75%	2.34%	2.49%	6.93%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,015	$1,199	$1,251	$1,699	$2,403
Ratio of net operating expenses to average net assets (4)	2.40%	2.40%	2.40%	2.40%	2.23%
Ratio of net investment income to average net assets (4)	2.07%	1.69%	1.97%	1.88%	3.84%
Portfolio Turnover Rate	35%	50%	33%	66%	46%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services Portfolio: 4.37% and (1.96)%, respectively, for the year ended August 31, 2006; 4.70% and (3.33)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; and 5.75% and (4.21)%, respectively, for the year ended April 30, 2002.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.66% and 1.81%, for the year ended August 31, 2006; 2.78% and 1.31%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; and 2.43% and 3.64%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$10.42	$10.52	$10.33	$10.66	$10.67
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22	0.21	0.24	0.24	0.47
Net realized and unrealized gain (loss)	(0.18)	(0.02)	0.25	(0.22)	(0.16)
Total from investment operations	0.04	0.19	0.49	0.02	0.31
Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.24)	(0.24)	(0.30)
Distributions from realized gains	(0.03)	(0.08)	(0.06)	(0.11)	(0.02)
Total dividends and distributions	(0.25)	(0.29)	(0.30)	(0.35)	(0.32)
Net Asset Value, End of Year	$10.21	$10.42	$10.52	$10.33	$10.66
Total Return*	0.40%	1.86%	4.81%	0.21%	3.02%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$313	$329	$325	$432	$794
Ratio of net operating expenses to average net assets (2)	2.40%	2.40%	2.40%	2.40%	2.35%
Ratio of net investment income to average net assets (2)	2.16%	2.02%	2.24%	2.30%	2.77%
Portfolio Turnover Rate	19%	25%	29%	11%	48%

	U.S. Government Money Market Portfolio - Class C Shares
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.03	0.01	0.00	**	0.00	**	0.01
Net realized and unrealized gain (loss)	-	-	-		-		-
Total from investment operations	0.03	0.01	0.00	**	0.00	**	0.01
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	-		(0.00)	**	(0.01)
Distributions from realized gains	-	-	(0.00)	**	-		-
Total dividends and distributions	(0.03)	(0.01)	(0.00)	**	(0.00)	**	(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return*	3.32%	1.28%	0.04%		0.03%		0.72%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$575	$640	$688		$2,358		$1,342
Ratio of net operating expenses to average net assets (3)	2.25%	2.25%	2.09%		1.28%		2.01%
Ratio of net investment income to average net assets (3)	3.27%	1.26%	0.00%		0.07%		0.73%
Portfolio Turnover Rate	N/A	N/A	N/A		N/A		N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.16% and 1.40%, respectively, for the year ended August 31, 2006; 3.10% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; and 3.31% and 1.81%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.64% and 2.88%, respectively, for the year ended August 31, 2006; 2.72% and 0.79%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; 2.26% and 0.48%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Cap Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the period or year ended August 31, 2003 and the period or year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods ended August 31, 2002 and April 30, 2002, have been audited by other auditors, whose reports dated October 9, 2002 and June 26, 2002, respectively, expressed unqualified opinions thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
October 6, 2006

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2006 through August 31, 2006.

Actual Expenses:   The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2006	Ending Account Value – 8/31/2006	Expense Paid 3/1/2006-8/31/2006*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$1,031.30	$7.78	1.52%
Large Capitalization Value – Class A	1,000.00	1,029.70	9.92	1.94
Large Capitalization Value – Class B	1,000.00	1,026.80	12.87	2.52
Large Capitalization Value – Class C	1,000.00	1,026.20	12.87	2.52
Large Capitalization Growth – Class I	1,000.00	836.60	7.36	1.59
Large Capitalization Growth – Class A	1,000.00	834.80	9.43	2.04
Large Capitalization Growth – Class B	1,000.00	832.10	11.91	2.58
Large Capitalization Growth – Class C	1,000.00	831.80	11.91	2.58
Mid Capitalization – Class I	1,000.00	971.00	9.94	2.00
Mid Capitalization – Class A	1,000.00	968.70	11.41	2.30
Mid Capitalization – Class B	1,000.00	966.00	14.87	3.00
Mid Capitalization – Class C	1,000.00	966.00	14.87	3.00
Small Capitalization – Class I	1,000.00	1,013.20	9.39	1.85
Small Capitalization – Class A	1,000.00	1,011.60	10.19	2.01
Small Capitalization – Class B	1,000.00	1,007.70	14.47	2.86
Small Capitalization – Class C	1,000.00	1,008.60	14.48	2.86
International Equity – Class I	1,000.00	1,057.30	9.90	1.91
International Equity – Class A	1,000.00	1,055.20	12.38	2.39
International Equity – Class B	1,000.00	1,051.10	14.99	2.90
International Equity – Class C	1,000.00	1,052.10	15.00	2.90
Health & Biotechnology – Class I	1,000.00	919.70	11.13	2.30
Health & Biotechnology – Class A	1,000.00	918.30	13.05	2.70
Health & Biotechnology – Class B	1,000.00	914.90	15.93	3.30
Health & Biotechnology – Class C	1,000.00	915.00	15.93	3.30
Technology & Communications – Class I	1,000.00	904.40	11.04	2.30
Technology & Communications – Class A	1,000.00	902.10	12.94	2.70
Technology & Communications – Class B	1,000.00	899.00	15.80	3.30
Technology & Communications – Class C	1,000.00	899.60	15.80	3.30
Energy & Basic Materials – Class I	1,000.00	991.10	11.54	2.30
Energy & Basic Materials – Class A	1,000.00	988.60	13.53	2.70
Energy & Basic Materials – Class B	1,000.00	985.70	16.52	3.30
Energy & Basic Materials – Class C	1,000.00	985.70	16.52	3.30
Financial Services – Class I	1,000.00	966.40	11.40	2.30
Financial Services – Class A	1,000.00	963.80	13.36	2.70
Financial Services – Class B	1,000.00	960.90	16.31	3.30
Financial Services – Class C	1,000.00	960.90	16.31	3.30
Investment Quality Bond – Class I	1,000.00	1,016.90	7.12	1.40
Investment Quality Bond – Class B	1,000.00	1,010.70	12.16	2.40
Investment Quality Bond – Class C	1,000.00	1,011.80	12.17	2.40
Municipal Bond – Class I	1,000.00	1,010.10	7.09	1.40
Municipal Bond – Class B	1,000.00	1,006.00	12.13	2.40
Municipal Bond – Class C	1,000.00	1,006.00	12.13	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class B	1,000.00	1,019.00	11.45	2.25
U.S. Government Money Market – Class C	1,000.00	1,019.00	11.45	2.25

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:   The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2006	Ending Account Value – 8/31/2006	Expense Paid 3/1/2006-8/31/2006*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,017.54	$7.73	1.52%
Large Capitalization Value – Class A	1,000.00	1,015.43	9.86	1.94
Large Capitalization Value – Class B	1,000.00	1,012.50	12.78	2.52
Large Capitalization Value – Class C	1,000.00	1,012.50	12.78	2.52
Large Capitalization Growth – Class I	1,000.00	1,017.19	8.08	1.59
Large Capitalization Growth – Class A	1,000.00	1,014.92	10.36	2.04
Large Capitalization Growth – Class B	1,000.00	1,012.20	13.09	2.58
Large Capitalization Growth – Class C	1,000.00	1,012.20	13.09	2.58
Mid Capitalization – Class I	1,000.00	1,015.12	10.16	2.00
Mid Capitalization – Class A	1,000.00	1,013.61	11.67	2.30
Mid Capitalization – Class B	1,000.00	1,010.08	15.20	3.00
Mid Capitalization – Class C	1,000.00	1,010.08	15.20	3.00
Small Capitalization – Class I	1,000.00	1,015.88	9.40	1.85
Small Capitalization – Class A	1,000.00	1,015.07	10.21	2.01
Small Capitalization – Class B	1,000.00	1,010.79	14.50	2.86
Small Capitalization – Class C	1,000.00	1,010.79	14.50	2.86
International Equity – Class I	1,000.00	1,015.58	9.70	1.91
International Equity – Class A	1,000.00	1,013.16	12.13	2.39
International Equity – Class B	1,000.00	1,010.59	14.70	2.90
International Equity – Class C	1,000.00	1,010.59	14.70	2.90
Health & Biotechnology – Class I	1,000.00	1,013.61	11.67	2.30
Health & Biotechnology – Class A	1,000.00	1,011.59	13.69	2.70
Health & Biotechnology – Class B	1,000.00	1,008.57	16.71	3.30
Health & Biotechnology – Class C	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class I	1,000.00	1,013.61	11.67	2.30
Technology & Communications – Class A	1,000.00	1,011.59	13.69	2.70
Technology & Communications – Class B	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class C	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class I	1,000.00	1,013.61	11.67	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.59	13.69	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class C	1,000.00	1,008.57	16.71	3.30
Financial Services – Class I	1,000.00	1,013.61	11.67	2.30
Financial Services – Class A	1,000.00	1,011.59	13.69	2.70
Financial Services – Class B	1,000.00	1,008.57	16.71	3.30
Financial Services – Class C	1,000.00	1,008.57	16.71	3.30
Investment Quality Bond – Class I	1,000.00	1,018.15	7.12	1.40
Investment Quality Bond – Class B	1,000.00	1,013.11	12.18	2.40
Investment Quality Bond – Class C	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class I	1,000.00	1,018.15	7.12	1.40
Municipal Bond – Class B	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class C	1,000.00	1,013.11	12.18	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class B	1,000.00	1,013.86	11.42	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.86	11.42	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

No examples are presented above for Class A shares of the Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios. The inception date for this class of shares for theses portfolios was February 14, 2006. As of August 31, 2006, expenses had not been allocated to these Class A shares.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 10 and 11, 2006

The Independent Trustees discussed the information received from the Investment Manager respecting (i) the nature, quality and scope of services provided by the Investment Manager and each Investment Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Investment Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Investment Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Investment Manager. The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the quality of services provided was satisfactory. Regarding the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio, the Trustees determined to appoint new Investment Advisers because the Investment Advisor to the Portfolios was exiting the investment advisory business.

Comparative Performance

Except as otherwise noted the performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio. The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that the Portfolio had (i) outperformed its peer group for the period September, 1994 (inception of the Portfolio) through March 31, 2002; (ii) substantially underperformed its peer group for the period March 31, 2002 through September 30, 2002 and thereafter outperformed its peer group. The Manager noted that the substantial underperformance for the period March 31, 2002 through September 30, 2002 was largely the result of holdings in certain companies that were adversely affected by corporate scandals. The Trustees understood the reasons for the underperformance during the six-month period in 2002 and concluded that, overall, the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio, the Portfolio had performed better than its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: Effective April 17, 2006, Caterpillar Investment Management was replaced as Adviser to the Portfolio. The Trustees determined to appoint Vaughan Nelson Investment Management LP (“Vaughan Nelson”) as the new Adviser to the Portfolio.

Small Cap: The Trustees noted that since Fox Asset Management had taken over as the Portfolio’s Investment Adviser (i.e., January, 2001 through February 28, 2006) the Portfolio had performed better than its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Portfolio Adviser – Oppenheimer Capital, was appointed in July 2004. Since that date, the Portfolio had performed comparable to its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Health and Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005. Therefore, it was too soon to meaningfully evaluate the Investment Adviser’s performance.

Technology and Communications: The Trustees noted that since January 7, 2003 (the inception of the Portfolio) through February 28, 2006 the Portfolio had underperformed relative to its peer group. The Manager explained that Columbus Circle Investors took over the Portfolio on January 7, 2003 but did not fully reposition the Portfolio until January 14, 2003. The Manager further noted that since January 14, 2003 the Portfolio had outperformed its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio, the Portfolio had outperformed its peer group. The Trustees determined that the performance of the Portfolio was satisfactory.

Energy and Basic Materials: Effective April 17, 2006, Caterpillar was replaced as Adviser to the Portfolio. The Trustees determined to appoint Integrity Money Management Inc. (“Integrity”) as the new Adviser to the Portfolio.

Investment Quality Bond Portfolio: The Trustees noted that the Portfolio had slightly underperformed its peer group for the period September 1, 1994 through February 28, 2006.  The Manager stated that the investment approach of Fox Asset Management was particularly well suited for a fund like the Portfolio, which is utilized as part of an asset allocation program. In particular, the Manager noted that Fox is value oriented, has an emphasis on high quality and that capital preservation and risk control are important strategic elements. The Trustees determined that, under the circumstances, the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio: The Trustees noted that since September 1, 1994 through February 28, 2006 the Portfolio had underperformed in relation to its peer group. The Trustees noted, however, that the Portfolio was significantly smaller than most municipal funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

U.S. Government Money Market Portfolio: The Trustees noted that since the appointment of Reich & Tang Asset Management as Adviser to the Portfolio in October of 2003 through February 28, 2006, the Portfolio had slightly underperformed its peer group. The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Mid Cap, Small Cap and International Equity Portfolios were equal to or lower than the average of comparable funds; and (ii) the fee rates for Large Cap Value, Health and Biotechnology, Technology and Communications, Financial Services, Energy and Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Investment Manager’s costs and profitability of the relatively small sizes of the Portfolios. The Trustees also noted that the Investment Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager. The Trustees concluded, based on the foregoing, that the management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager. The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager. The Trustees considered the financial viability of the Investment Manager and its ability to continue to provide high quality services and concluded that the Investment Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisors from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisors have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by the Investment Advisors may enhance the ability of the Investment Advisors to provide quality services to the Portfolios. The Trustees noted that the Investment Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios (other than the Mid Capitalization and Energy & Basic Materials Portfolios) was in the best interests of the Portfolios and the shareholders.

Appointment of Vaughan Nelson as Adviser to the Mid Capitalization Portfolio and Integrity as the Adviser to the Energy & Basic Materials Portfolio

The Board of Trustees considered materials furnished by Vaughan Nelson and Integrity, respectively, including information regarding their personnel, operations and financial condition.

In evaluating Vaughan Nelson and Integrity and the new advisory agreements, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by each advisory firm. Representatives from each advisory firm made a presentation to the Board on their respective firms and responded to questions of the Trustees. The Board also reviewed and discussed the terms of the new advisory agreements and compared them to prior advisory agreements.

The Board considered, with its legal counsel with respect to Vaughan Nelson and Integrity, respectively: (i) the quality and extent of the services to be provided; (ii) the depth of organization, expertise, reputation and experience of the advisory firm; (iii) their financial resources; (iv) their ability to retain and attract qualified personnel and (v) the performance of assets managed by the advisory firm.

Based on the foregoing, the Independent Trustees determined that approval of new advisory agreements with Vaughan Nelson and Integrity was in the best interests of the Mid Capitalization and the Energy & Basic Materials Portfolio, respectively, and their shareholders.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 51 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 64 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Member, Law and Government Relations Firm, Kelly-Cawthorne, LLC	12 Portfolios	None
Udo Koopmann, 65 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 57 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 68 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 54 460 Park Avenue New York, NY 10022	Trustee	Since 2003

President & CEO, Lightstone Real Estate Investment (2006-present); President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-present) (Real Estate Investment Banking; Director), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	Director, Duroplas Corp. (1999-present)(Manufacturer)

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 50 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 37 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003

Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC; Senior Market Manager, CPA2BIZ, (2001); Director of Marketing, deltathree (2000-2001); Senior Marketing Manager, MetLife (1998-2000)

				12 Portfolios	None
Michael J. Wagner, 55 450 Wirless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since 2006

President of Fund Compliance Services, LLC (2006—present); Senior Vice President of Fund Compliance Services, LLC (2004—2006); Vice President of GemCom, LLC (2004—present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003—2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005-present).

				12 Portfolios	None

                           *    Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

                           **  Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

THE SARATOGA
ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain non-public personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties. We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2006 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

The sarAtoga
Advantage trust

CLASS I SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2006

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 6
Schedules of Investments	Page 29
Statements of Assets and Liabilities	Page 46
Statements of Operations	Page 48
Statements of Changes in Net Assets	Page 50
Notes to Financials	Page 54
Financial Highlights	Page 63
Report of Independent Registered Public Accounting Firm	Page 69
Supplemental Information	Page 70
Privacy Notice	Page 76

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Michael J. Wagner	Chief Compliance Officer
Andrew B. Rogers	Assistant Secretary
Kevin E. Wolf	Assistant Treasurer
Investment Manager	Distributor
Saratoga Capital Management, LLC	Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207	4020 South 147th Street
Garden City, New York 11530-4808	Omaha, Nebraska 68137
Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	The Bank of New York
4020 South 147th Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68137	New York, New York 10286

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2006

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2005 through August 31, 2006.

ECONOMIC OVERVIEW

The Gross Domestic Product (GDP) grew at an annualized rate of 2.6% during the second quarter of 2006. This followed the 5.6% annualized growth rate of the GDP during the first quarter of 2006. For the 12 months ending June 2006 the GDP has increased by approximately 3.5%, which is right in line with the GDP’s long term average growth rate of 3.5% per year from March of 1950. From the end of the recession in September 2001 the GDP has increased by over $1.5 trillion, and the GDP per capita has grown to $49,700 in June 2006 from $46,200 in December 2000. Inflation, as measured by the Consumer Price Index (CPI), year-over-year (y-o-y) reached a cycle high of 4.7% in September 2005 and has declined to 3.8% y-o-y as of August 2006.

The Federal Reserve’s (Fed) Federal Open Market Committee released its statement in part as follows: “The Federal Open Market Committee decided today (September 20, 2006) to keep its target for the federal funds rate at 5-1/4 percent. The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market. Readings on core inflation have been elevated, and the high levels of resource utilization and of the prices of energy and other commodities have the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand. Nonetheless, the Committee judges that some inflation risks remain.…”

Notably, Personal Consumption Expenditures (PCE) makes up about 70% of the GDP. The main macro economic sectors that configure the PCE along with a notation of their relationship to the PCE category are as follows starting with the sector that ranks the highest relative to PCE: Services (Housing, Household Operation, Electricity and Gas, Transportation, Medical Care, Recreation), the current Services to PCE ratio has increased by over 20% relative to its ratio in 1950. Housing is currently about 11% of the GDP up from approximately 6.5% around 1950 making it a vital segment of our economic growth, and it has price points and costs that can have a significant impact on the CPI;  Nondurable goods (Food, Clothing and Shoes, Gasoline, Fuel Oil, and other energy goods), the current Nondurable goods to PCE ratio has decreased by greater than 45% relative to its ratio in 1950; and Durable goods (Motor Vehicles, Furniture and Household Equipment), the present Durable goods percentage of PCE has more than doubled relative to its ratio in

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1950. Going forward, we believe it is important to carefully watch the Services sector which contains Housing as one of its main components.

ASSET ALLOCATION — THE INVESTMENT “COMPASS” THAT PROVIDES
INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT
EXTREMES

Asset allocation is an investor’s investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a “comfortable” blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds — a relatively conservative investment approach, or only investing in stock funds — a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment “compass” can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul — they don’t quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don’t let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class. Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants.

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Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. You can obtain a copy of

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the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the funds current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

0655-AFD-10/16/2006

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This Page Intentionally Left Blank.

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2006
Large Capitalization Value Portfolio (Class I)
Inception: 9/1/94 — 8/31/06*	9.21%
Ten Year: 9/1/96 — 8/31/06*	6.88%
Five Year: 9/1/01 — 8/31/06*	2.71%
One Year: 9/1/05 — 8/31/06	10.36%

PORTFOLIO ADVISOR COMMENTARY

The overall U.S. stock market performed modestly well over the last twelve months ending August 31, 2006. In general value stocks outperformed growth stocks across all capitalizations while in general small-capitalization growth stocks outperformed its mid and large-capitalization counterparts. The energy and utilities sector finished the fiscal year posting double digit returns. Year-to-date, most sectors have posted positive returns with the exception of information technology.

The financial sector was the biggest contributor to the Large Capitalization Value Portfolio’s positive performance over the reporting period due to strong stock selection. Within this sector allocation in the Portfolio, JP Morgan Chase (4.11%) and Bank of America Corp. (3.24%) were the two largest contributors. Pfizer Inc. (4.40%), which has been in the Portfolio for the duration of the reporting period, was up. The healthcare sector represented the second best performing sector over the previous 12-month period.

Detracting from performance was stock selection in consumer discretionary sector. Career Education Corp. (0.62%) sold off following the declaration of a substantial second quarter loss. The quarterly loss included a goodwill impairment charge which was applied due to an over statement of goodwill value on the company’s balance sheet.

Going forward, we believe the market volatility experienced mid-year should moderate. Business and economic fundamentals remain very solid which should quell fears of a looming recession. We believe inexpensive equity valuations, a resilient economy and healthy corporate profits should continue to grow. Under the current environment of potentially rising risk premiums and continued economic expansion, we believe the Portfolio, with its higher-quality bias, should be well-positioned for the future.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Pfizer Inc.	4.40%
J.P. Morgan Chase & Co.	4.11%
Citigroup, Inc.	3.54%
Bank of America Corp.	3.24%
General Electric Co.	3.02%
UnitedHealth Group Inc.	2.99%
Countrywide Financial Corp.	2.81%
American International Group, Inc.	2.79%
ChevronTexaco Corp.	2.72%
The TJX Companies, Inc.	2.69%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average, as of August 31, 2006, consisted of 1,420 mutual funds comprised of large market captalization value stocks. Investors may not invest in the Average directly.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

7

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:
Loomis, Sayles & Co., L.P.
Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
Large
Capitalization
Growth Portfolio
(Class I)
Inception: 9/1/94 — 8/31/06*	4.93%
Ten Year: 9/1/96 — 8/31/06*	3.04%
Five Year: 9/1/01 — 8/31/06*	-1.79%
One Year: 9/1/05 — 8/31/06	-3.63%

PORTFOLIO ADVISOR COMMENTARY

For the period September 1, 2005 through August 31, 2006 the Saratoga Large Capitalization Growth Portfolio produced a negative return. This performance was primarily due to an underweight position in industrials and poor stock selection in health care and consumer staples. An overweight position in financial services and strong stock selection in information technology contributed positively to performance. Among the biggest detractors to performance during this period were Hansen Natural Corp. (0.96%) and SanDisk Corp. (0.00%).

Hansen Natural Corp., a high-end beverage company, saw shares decline after the company reported a second quarter profit that missed analysts’ expectations. Higher packaging and promotions expenses and slower expansion at retailers harmed Hansen’s profit. SanDisk shares fell during the year as quarterly profits fell and inventories rose. Supply outpaced demand in the first quarter, margins were disappointing, and sell side analysts expressed uncertainty about the company going forward.

The largest contributors to performance during this time period were Apple Computer (3.65%) and Google (5.79%). During the year Apple reported strong quarters due to a variety of reasons including improved margins and strong sales of iPods and iMac personal computers. Google shares rose throughout the year as the company enjoyed exceptionally strong revenue and earnings growth, and continued to grab search-market share from its peers.

The volatility and uncertainty experienced by stock markets during the first half of 2006 appear to be easing. Better than anticipated earnings growth and the pause in the Federal Reserve’s interest rate increases helped to turn the stock markets around. In light of the gains, many investors are looking forward to finishing the third quarter and await the start of a new earnings season.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Google, Inc., Class A	5.79%
Chicago Mercantile Exchange	4.98%
CB Richards Ellis Group, Inc.	4.62%
Genentech, Inc.	4.27%
Gilead Sciences, Inc.	4.11%
Cognizant Technology Solutions Corp.	3.86%
Express Scripts, Inc.	3.86%
Goldman Sachs Group, Inc.	3.82%
Qualcomm, Inc.	3.73%
Apple Computer, Inc.	3.65%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average, as of August 31, 2006, consisted of 1,756 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

9

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:
Vaughan Nelson Investment Management, L.P.
Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
Mid Capitalization Portfolio (Class I)
Inception: 1/7/03 — 8/31/06*	14.99%
One Year: 9/1/05 — 8/31/06	-0.62%

PORTFOLIO ADVISOR COMMENTARY

Several questions resided over the stock market during the 12 month period ending August 31, 2006 including: Will the Federal Reserve (“Fed”) over or undershoot the economy with their string of rate hikes?  What will the impact of rising commodity prices be on the broader economy?  Will a housing market correction lead to a hard or soft landing?  As the year unfolded, it was clear that the stock market lacked true clarity into many of these issues and stocks reacted almost daily to the most recent news. We believe the stock market will continue to seek transparency on these matters and eagerly anticipate future economic data to determine the direction of the economy.

For the 12 month period ending August 31, 2006 the Portfolio produced a negative return. The Portfolio was broadly positioned towards industrial and energy stocks and was slow to react when global and economic events raised risk concerns throughout the marketplace. During this period, the Portfolio’s utility and consumer sector positions performed best as the market moved strongly towards these perceived “safe haven” sectors.

Given the economic backdrop, we believe the best opportunities will come by trading into high quality companies who have seen their valuations compressed during the stock market’s recent volatility. We believe select opportunities may exist within specific industrial and healthcare sectors as many companies have seen their valuations compressed simply because of broader stock market concerns despite their strong underlying fundamentals. Technology stocks should look to benefit from the ultimate release of the long awaited Vista operating system which should release pent-up demand for these products. While these trends continue to excite us, specific attention to valuation and fundamentals will be required as the broader stock market may likely continue to grapple with uncertainty while still resolving many of the questions that arose during the last year.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

10

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Pediatrix Medical Group, Inc.	2.72%
HCC Insurance Holdings, Inc.	2.58%
Hasbro, Inc.	2.57%
Black & Decker Corp.	2.42%
Endo Pharmaceuticals Holdings, Inc.	2.41%
Affiliated Managers Group, Inc.	2.41%
Cintas Corp.	2.38%
Zions Bancorp.	2.33%
Protective Life Corp.	2.30%
Autozone, Inc.	2.27%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average as of August 31, 2006, consisted of 490 mutual funds comprised of mid market capitalization stocks. Investors may not invest in the Average directly.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

11

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
Small Capitalization Portfolio (Class I)
Inception: 9/1/94 — 8/31/06*	11.13%
Ten Year: 9/1/96 — 8/31/06*	9.72%
Five Year: 9/1/01 — 8/31/06*	11.30%
One Year: 9/1/05 — 8/31/06	6.99%

PORTFOLIO ADVISOR COMMENTARY

For the 12 months ended August 31, 2006, the Saratoga Advantage Trust Small Capitalization Portfolio produced a positive return.

Generally, stock market performance was again driven by corporate earnings growth, as valuations continued to contract. The economy remained favorable, driven by strong global demand and liquidity. Many corporation’s earnings benefited from improvements in productivity and record levels of share buybacks. Consumer spending remained resilient in the face of higher energy prices and interest rates. These factors offset much of the impact of the Federal Reserve’s “measured pace” of interest rate hikes.

During the fiscal year, the Portfolio was led higher by a diverse group of stocks. Some of the best performers included two energy exploration and production companies, an oil field services company, a manufacturer of water heaters, and two manufacturers of electrical components. The Portfolio also benefited from takeover activity, as three Portfolio holdings were acquired during the period.

From a sector perspective, the Portfolio’s overweight position in the outperforming materials and processing stocks added to performance, while the overweight position in the underperforming autos and transportation stocks detracted from it. The overweight position in consumer stocks also detracted from performance, reflecting investor concerns about the potential impact of higher energy prices and interest rates on consumer spending.

We continue to believe that the economy is in the early stages of a slowdown, with Gross Domestic Product likely to decelerate from its recent above trend growth (3% plus) to a more sustainable pace.  We continue to increase our exposure to financial services, as we believe the Federal Reserve is likely done with its tightening campaign. We are also looking for companies with visible top-line drivers or margin expansion opportunities, reflecting our view that we are entering the latter stages of the current economic and profit cycles. We remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

12

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Aptargroup, Inc.	3.32%
Church & Dwight, Inc.	3.31%
Belden CDT, Inc.	3.24%
Piedmont Natural Gas Co., Inc.	3.03%
Questar Corp.	3.02%
RPM, Inc.	2.99%
Albany Int’l Corp., Class A	2.94%
Protective Life Corp.	2.94%
West Pharmaceutical Services, Inc.	2.90%
Owens & Minor, Inc.	2.80%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average, as of August 31, 2006, consisted of 388 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 2000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

13

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2006
International Equity Portfolio (Class I)
Inception: 9/1/94 — 8/31/06*	3.58%
Ten Year: 9/1/96 — 8/31/06*	4.65%
Five Year: 9/1/01 — 8/31/06*	7.45%
One Year: 9/1/05 — 8/31/06	22.75%

PORTFOLIO ADVISOR COMMENTARY

Generally, international stocks outperformed domestic stocks over the 12-month period ended August 31, 2006.

The materials sector was a large contributor to positive Portfolio performance. Specifically Arcelor (0.00%), a French steel manufacturing company, was up significantly in the wake of an unsolicited takeover bid from Mittal steel. Böhler-Uddeholm (3.16%) also rose in the reporting period as demand for steel continued to be driven by infrastructure buildup and oil exploration. Detracting from performance was stock selection in consumer discretionary names as well as financials. Nissan Motors (1.58%) was hurt by a decrease in American sales stemming from limited new car designs in production. Nomura Holdings (3.19%) fell in the second quarter as sharp declines in the stock market negatively impacted capital-market sensitive stocks.

Business and economic fundamentals remain very solid which we believe should quell fears of a looming recession. We believe inexpensive stock valuations, a resilient domestic economy and healthy corporate profits should continue to grow. Management also anticipates slowing but continued global economic growth. There is a continued focus on opportunities in Europe where capital spending is rising and corporate earnings, although slowing, continue to grow. Expectations for single digit growth in Japan have provided ample opportunities and we remain enthusiastic about the risk-reward profiles of several opportunities there.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

14

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Roche Holding AG, ADR	4.56%
RWE Aktiengesellschaf SP, ADR	4.03%
Canon, Inc., ADR	4.01%
Fortis, ADR	3.64%
BNP Paribas SA, ADR	3.38%
Nomura Holdings, Inc. ADR	3.19%
Bóhler-Uddeholm AG, ADR	3.16%
Nestle SA, ADR	3.00%
Adidas - Salomon AG, ADR	2.99%
Mitsubishi UFJ Financial ADR	2.93%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the funds shares.

15

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:
Oak Associates, ltd.
Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2006
Health & Biotechnology Portfolio (Class I)
Inception: 1/28/03 — 8/31/06*	5.65%
One Year: 9/1/05 — 8/31/06	-7.07%

PORTFOLIO ADVISOR COMMENTARY

It was a turbulent ride for healthcare investors in the past 12 months ending August 31, 2006. Various areas within the sector went in and out of favor. Managed care, an area we have avoided, saw slowing growth and pressure on margins, which, in addition to an options backdating controversy at one company, contributed to a decline in the group. The orthopedic stocks sold off sharply on fears about reimbursement rates, presenting us with a good opportunity to build a position in Stryker (5.33%), which has since recovered nicely along with its peers. We will continue to take advantage of declines in industry bellwethers that are out of favor for short-term reasons by establishing or adding to positions. A third area that saw volatility is biotech — hardly unusual for that group with its regular dose of binary events.

This last phenomenon hurt the Portfolio. We owned stock in two companies (Rigel Pharmaceuticals (0.00%) and Corcept Therapeutics (0.20%)) that announced trial results for drugs that made up a major portion of the value of the franchises. These were considered pivotal trials. In both cases the drug failed to achieve statistical significance in the trial, sending the stocks of the companies plummeting.

As the economy slows, investors’ interest in healthcare, and its relative stability, may continue to grow. This may be part of the reason behind the turn in some of the pharmaceutical stocks. The Portfolio has a healthy exposure to this area with names such as Pfizer (5.36%), Johnson & Johnson (4.63%), Eli Lilly (4.27%), and Novartis (2.05%). We continue to make what we believe are investments with solid risk-reward profiles and feel strongly that consistency in this approach will yield positive results in the long-term.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

16

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Teva Pharmaceutical Industries, Ltd.	7.47%
Medtronic, Inc.	6.43%
MedImmune, Inc.	5.85%
Amgen, Inc.	5.44%
Pfizer, Inc.	5.36%
Stryker Corp.	5.33%
Invitrogen Corp.	5.31%
Waters Corp.	5.01%
Cerner Corp.	4.88%
Techne Corp.	4.83%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The S&P Health Care Index is an unmanaged index, encompassing two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Investors may not invest in the Index directly; unlike the portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

17

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:
Columbus Circle Investors
Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
Technology & Communications Portfolio (Class I)
Inception: 1/7/03 — 8/31/06*	8.38%
One Year: 9/1/05 — 8/31/06	-1.06%

PORTFOLIO ADVISOR COMMENTARY

Despite higher commodity prices and synchronized global rate increases, technology spending remained healthy due to solid Gross Domestic Product growth, record corporate margins and a resilient consumer.  In addition, some the emerging themes we remain focused on (such as: Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization), Security, and Music/Video Downloading) drove Portfolio returns.  Internet and Music/Video Downloading stocks led the way with Apple (3.23%), Akamai (2.56%) and Google (3.93%). Next-Generation carrier spending stocks also outperformed with Nokia (3.05%), Cisco (3.73%) and American Tower (2.36%). Among the worst hit stocks were Finisar (0.00%), Comverse Technology (0.00%), Silicon Labs (0.00%), Tekelec (0.00%) and Marvell Technology (2.37%). Finisar suffered margin issues while Comverse and Tekelec suffered management departures. All three stocks were sold. Marvell and Silicon Labs suffered from a semiconductor inventory correction. Silicon Labs was sold due to future competitive concerns while the Marvell position was maintained due to the likelihood of positive surprise from new products starting in the calendar fourth quarter.

While stock market volatility has increased and may continue in the near-term due to the increased uncertainty over economic growth, we see a continuation of solid fundamentals in 2006 and into 2007 as pent up demand, caused by under-investment in technology, may drive spending. Despite the weaker housing market, consumer spending has only slowed modestly due to solid employment and wage growth. As always, the Saratoga Technology and Telecommunications Portfolio will continue to focus on dynamic companies that we believe are in attractive markets that may benefit from positive industry dynamics and dominant secular trends.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

18

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Google, Inc., Class A	3.93%
Broadcom Corp., Class A	3.80%
Cisco Systems, Inc.	3.73%
Qualcomm Inc.	3.32%
Harris Corp.	3.31%
Apple Computer, Inc.	3.23%
Hewlett Packard Co.	3.22%
Nokia oyj - ADR	3.06%
Adobe Systems, Inc.	2.94%
Applied Materials, Inc.	2.86%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

19

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:
Integrity Money Management, Inc.
Minot, North Dakota

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
Energy & Basic Materials Portfolio (Class I)
Inception: 1/7/03 — 8/31/06*	25.12%
One Year: 9/1/05 — 8/31/06	10.44%

PORTFOLIO ADVISOR COMMENTARY

Following a mild winter in early 2006, natural gas and coal prices declined while the price of crude oil, diesel and gasoline soared. Greed and potential supply disruptions by Iran and others contributed to record prices for crude oil by mid 2006. New deep water discoveries in the Gulf of Mexico (potentially boosting U.S. reserves by 50%) bode well for companies in this area and coincided with a drop in crude oil prices from near record levels. On a BTU equivalent basis, natural gas and coal have become extremely attractive alternatives when compared to crude oil, diesel and gasoline. Electric utilities prefer to fire their plants with natural gas and coal as the lowest cost alternative fuels, boding well for longer term demand for these energy sources. If we have a cold snap in the 2006-2007 winter season, upward pricing pressure for natural gas and coal relative to oil is a likely outcome. U.S. politically safe proven reserves of natural gas and coal is measured in terms of hundreds of years, not decades as is the case for oil. Today’s technology allows profitable production of 97% sulphur free bio diesel from coal as long as the price of crude oil remains above $45 per barrel. This bodes well for coal as an alternative source of energy, likely resulting in upward pressure on prices longer term. Accordingly, we continue to favor overweight positions in natural gas and coal versus crude oil in the energy sector.

Some of the best performing stocks in the Portfolio for the year ended August 31, 2006 were Bucyrus International (3.61%), Phelps Dodge (3.11%), Schlumberger (3.87%), Suncor Energy (4.29%), and Joy Global (3.35%). Some of the worst performing stocks were Syntroleum (0.00%), Alpha Natural Resources (2.86%), Louisiana Pacific (1.96%), International Coal Group (0.00%), and Encore Acquisition (0.00%).

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

20

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Peabody Energy Corp.	4.31%
Suncor Energy, Inc.	4.29%
Occidental Petroleum Corp.	4.02%
Schlumberger Ltd.	3.87%
Foundation Coal Holdings	3.86%
ConocoPhillips	3.67%
Bucyrus Int’l, Inc., Class A	3.61%
Halliburton Corp.	3.60%
Joy Global, Inc.	3.35%
Dril-Quip, Inc.	3.33%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

21

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:
Loomis, Sayles & Co., L.P.
Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2006
Financial
Services
Portfolio
(Class I)
Inception: 1/7/03 — 8/31/06*	12.34%
One Year: 9/1/05 — 8/31/06	13.74%

PORTFOLIO ADVISOR COMMENTARY

Over the last 12 month period ending August 31, 2006, the Saratoga Advantage Trust Financial Services Portfolio produced a positive return. Among the top contributors to the Portfolio during this period were CB Richard Ellis (4.67%), Compass Bancshares (5.30%), and American International Group (0.00%).

CB Richard Ellis benefited during this period from a strong global commercial real estate sales and leasing environment. The company continues to report earnings that exceed analysts’ expectations, which has helped to support the stock. Compass Bancshares, a regional bank located in the South and West, caught the attention of investors over the last 12 months as many looked to add some exposure to regional banks. Shares of American International Group performed well as the company emerged from regulatory investigations and last year’s active hurricane season in better condition than many had anticipated.

The top detractors to performance were Capital One Financial (3.10%) and Countrywide Financial (2.25%). Shares of Capital One fell significantly after second quarter 2006 earnings raised fears of deteriorating consumer credit. While the position was trimmed back initially, the stock is still owned on the belief that the sell-off was over done and the opportunities offered by the company’s upcoming merger with North Fork Bank remain solid. Countrywide has recently underperformed largely due to market concerns over residential mortgage lending.

Going forward, we continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well. Inflation concerns appear to be easing, and global economic growth, while slowing, we believe should still remain solid. We are modestly more diversified than a year ago, but we nonetheless continue to believe there are relatively greater opportunities within the investment banking and asset management sub-sectors of finance in light of the environment just described. We remain very selective within the insurance, mortgage/real estate, and banking sub-sectors.

*                     Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/06. The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

22

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Wells Fargo & Co.	7.28%
Bank of America Corp.	5.72%
Goldman Sachs Group, Inc.	5.58%
Compass Bancshares, Inc.	5.30%
Prudential Financial, Inc.	4.88%
Bear Stearns Co., Inc.	4.80%
Blackrock, Inc.	4.70%
Lehman Brothers Holdings, Inc.	4.70%
CB Richard Ellis Group, Inc.	4.67%
Berkshire Hathaway, Inc.	4.53%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly, unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

23

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2006
Investment Quality Bond Portfolio (Class I)
Inception: 9/1/94 — 8/31/06*	4.99%
Ten Year: 9/1/96 — 8/31/06*	4.96%
Five Year: 9/1/01 — 8/31/06*	3.56%
One Year: 9/1/05 — 8/31/06	1.31%

PORTFOLIO ADVISOR COMMENTARY

The past twelve months ending August 31, 2006 witnessed the Federal Reserve (the “Fed”) continuing to respond to a robust economic environment by increasing the Federal Funds Rate repeatedly. During this period interest rates rose considerably, with most of the moves occurring in the shorter maturities, resulting in a flattening yield curve. As the summer of 2006 concluded, the Fed finally finished its rate hikes (at least for the time being) as the evidence showed that the economy is slowing. The Portfolio was positioned well for these moves by employing a “barbell portfolio strategy,” concentrating investments on the ends of the yield curve and minimizing positions in the middle of the curve. Going forward, we foresee reducing the degree to which we utilize the barbell strategy as the pace of the flattening of the yield curve slows.

We also protected the Portfolio over the past few years by avoiding investments in many “troubled credits,” notably the auto manufacturers. Although Ford and GM (and their subsidiaries) were two of the largest issuers in the bond market, we were not comfortable with their creditworthiness and avoided their debt. This proved helpful to the Portfolio as their credit deteriorated and is now non-investment grade.

We have conservatively positioned the Portfolio to protect against the downside in other important respects. We continue to believe TIPS (U.S. Treasury Securities indexed to inflation) will serve us well over the long term by cushioning the potential damage if and when inflation raises its ugly head. In these ways, we continue to manage the Portfolio for the long-term with an emphasis on capital preservation.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

24

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Issuer	% of Net Assets
Federal National Mortgage, 4.125%, 4/15/2014	12.62%
U.S. Treasury Notes, 4.50%, 11/15/2015	9.88%
U.S. Treasury Notes - TIPS, 1.875%, 7/15/2013	8.67%
Federal National Mortgage, 2.65%, 6/30/2008	5.78%
Eastern Energy Ltd., 6.75%, 12/1/2006	5.39%
J.P. Morgan Chase & Co., 3.80%, 10/2/2009	5.16%
Gte Southwest, Inc., 6.23% 1/1/2007	4.71%
Federal National Mortgage, 5.00%, 4/15/15	4.67%
Treasury Notes, 4.00%, 2/15/2014	4.48%
Occidental Petroleum Corp., 10.125%, 9/15/09.	3.80%

Portfolio Compostition*

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of 30 largest mutual funds that invest at least 65% of their assets in investment made debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

25

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2006
Municipal Bond Portfolio (Class I)
Inception: 9/1/94 — 8/31/06*	4.47%
Ten Year: 9/1/96 — 8/31/06*	4.41%
Five Year: 9/1/01 — 8/31/06*	3.08%
One Year: 9/1/05 — 8/31/06	1.30%

PORTFOLIO ADVISOR COMMENTARY

Generally bonds struggled for the most of the 12 month period ending August 31, 2006 due to the Federal Reserve’s (the “Fed’s”) tightening interventions through June 2006. The first Fed pause in August, following 17 consecutive rate hikes since June 2004, facilitated a rally in bond prices. Over the course of the year, the yield curve flattened and created an environment where longer term bonds generally outperformed those on the shorter end. Specifically, the municipal yield curve flattened whereby longer term bonds generally outperformed shorter term bonds.

A continued focus was placed on longer term municipals with maturities of 15 years or longer. Historically narrow yield spreads between AAA and BBB rated municipals supported management’s decision to maintain very high average credit quality within the Portfolio. Currently 87% of the Portfolio is rated AAA. 27% of the Portfolio is allocated to general obligation bonds which seem to have benefited from an increase in tax revenues and a strong economy. This sector represents the largest allocation in the Portfolio.

A downturn in the housing market could lead to a slowdown in the economy and we believe the Fed may leave rates unchanged for the remainder of the year. If the Fed remains on hold, management would expect the yield curve to moderately steepen. This environment may cater well to municipals with maturities of 10-15 years.

*          Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

26

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Issuer	% of Net Assets
Heartland Consumers Power District, 6.00%, 1/1/2017	6.65%
Maryland State Energy Financing Administration, 6.30%, 12/1/2010	5.84%
Alvord, California Union School District, 5.90%, 2/1/2020	5.69%
Macro Island, Florida Utilities System Revenue, 5.25%, 10/1/2020	5.14%
New Hampshire State Health & Education Facilities, 5.50%, 8/1/2027	5.12%
Snohomish County School District, 5.50%, 12/1/2019	5.11%
Denver, CO City & County Excise Tax Revenue, 5.50%, 9/1/2017	5.11%
Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/2023	5.04%
Texas State University System Revenue, 5.375%, 3/15/2017	5.02%
Philadelphia Pennsylvania, GO, 4.90%, 9/15/2020	4.90%

*Based on total net assets as of August 31, 2006

  Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

27

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:
Reich & Tang Asset Management, LLC
New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

U.S. Government
7-Day	Money Market Portfolio
Compounded Yield[1]	(Class I)
8/31/06	4.15%

Total Aggregate Return for the Period Ended August 31, 2006
U.S. Government
Money Market Portfolio
(Class I)
Inception: 9/1/94 — 8/31/06*	3.21%
Ten Year: 9/1/96 — 8/31/06*	2.87%
Five Year: 9/1/01 — 8/31/06*	1.26%
One Year: 9/1/05 — 8/31/06	3.31%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2006.

One year ago our discussions involved ten consecutive Federal Funds Rate tightenings. As of recently, the FOMC has decided to break their streak of rate increases and leave the Federal Funds Rate at 5.25%. Therefore, we believe that our short term market has begun to transition to a period where interest rates have leveled off and a new concern for the potential of an economic slowdown has begun to emerge. Generally, the housing market has begun to decelerate, mortgage equity withdrawals have diminished, and consumer spending has slowed. Further proof of this new “weather front” is a minority group of analysts that have begun to debate and predict the potential for a drop in the Federal Funds target rate in 2007.

Ultimately we believe the FOMC has little or no reason to raise their target rate in the near future. The possibility of the FOMC easing within 2007 does exist, but we do not feel there is enough current data to make such a conclusion. Therefore, we have begun to extend some of our maturities when the value presents itself and we will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to try to take advantage of any adjustments in short term interest rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1                     The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*                     Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

28

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION VALUE PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 97.33%
	Aerospace & Defense - 1.86%
22,200	Honeywell International, Inc.	$859,584
	Banks - 7.04%
29,100	Bank of America Corp.	1,497,777
14,900	Wachovia Corp.	813,987
27,000	Wells Fargo & Co.	938,250
		3,250,014
	Beverages - 1.52%
15,700	Coca-Cola Co. (The)	703,517
	Capital Markets - 9.04%
41,600	JP Morgan Chase & Co.	1,899,456
16,800	Merrill Lynch & Co., Inc.	1,235,304
15,800	Morgan Stanley	1,039,482
		4,174,242
	Conglomerates - 3.02%
41,000	General Electric Co.	1,396,460
	Commercial Services - 1.49%
19,060	ChoicePoint, Inc. * +	689,019
	Communications Equipment - 2.18%
45,800	Cisco Systems, Inc. *	1,007,142
	Computers - 2.40%
49,100	Dell, Inc. *	1,107,205
	Consumer Finance - 1.63%
10,300	Capital One Financial Corp.	752,930
	Diversified Consumer Services - 0.62%
14,900	Career Education Corp. *	285,335
	Diversified Financials - 4.98%
33,100	Citigroup, Inc.	1,633,485
10,500	Federal Home Loan Mortgage	667,800
		2,301,285
	Forest Products & Paper - 1.53%
15,900	Temple Inland, Inc.	707,868
	Health Care Products - 6.06%
25,300	Aetna, Inc.	942,931
27,200	Boston Scientific Corp. *	474,368
26,600	UnitedHealth Group, Inc.	1,381,870
		2,799,169
	Hotels Restaurants & Leisure - 3.83%
21,900	Carnival Corp. +	917,610
13,300	McDonald's Corp.	477,470
10,200	Royal Caribbean Cruises, Ltd. +	372,096
		1,767,176
	Insurance - 10.47%
20,200	American International Group, Inc.	$1,289,164
4,500	Fairfax Financial Holdings, Ltd. +	541,350
22,800	Marsh & McLennan Cos., Inc.	596,448
11,300	MBIA, Inc.	696,419
11,000	The Hartford Financial Services Group, Inc.	944,460
11,700	XL Capital, Ltd., Class A +	767,988
		4,835,829
	Leisure Products - 2.28%
55,300	News Corp., Class A	1,052,359
	Machinery/Instruments - 2.30%
9,300	Eaton Corp.	618,450
6,000	Parker Hannifin Corp.	444,300
		1,062,750
	Oil & Gas - 8.62%
19,500	ChevronTexaco Corp.	1,255,800
18,100	ConocoPhillips	1,148,083
7,300	ExxonMobil Corp.	493,991
23,600	XTO Energy, Inc.	1,080,172
		3,978,046
	Pharmaceuticals - 6.82%
73,700	Pfizer, Inc.	2,031,172
10,200	Sanofi - Synthelabo SA, ADR	458,490
13,500	Wyeth	657,450
		3,147,112
	Semiconductor Equipment/ Products - 2.07%
102,415	Taiwan Semiconductor Mfg., Ltd.	953,484
	Software - 1.68%
34,100	McAfee, Inc. *	776,116
	Specialty Retail - 6.38%
7,950	Best Buy, Inc.	373,650
28,500	Family Dollar Stores, Inc.	728,745
17,500	Home Depot, Inc.	600,075
46,400	The TJX Companies, Inc.	1,241,200
		2,943,670
	Thrifts & Mortgage Finance - 2.81%
38,400	Countrywide Financial Corp.	1,297,920
	Telecommunications - 6.70%
14,300	Alltel Corp.	775,203
35,200	AT&T, Inc.	1,095,776
31,800	Motorola, Inc.	743,484
9,000	NII Holdings, Inc. *	480,150
		3,094,613
	Total Common Stocks (Cost $40,789,112)	44,942,845

See accompanying notes to financial statements.

29

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	Short-Term Investments - 1.40%
646,452	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $646,452)	$646,452
	Collateral Received for Securities Loaned - 6.62%
3,058,224	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $3,058,224)	3,058,224
TOTAL INVESTMENTS (Cost $44,493,788)	105.35%	$48,647,521
Liabilities in excess of other assets	(5.35%)	(2,475,664)
TOTAL NET ASSETS	100.00%	$46,171,857

Percentages indicated are based upon total net assets of $46,171,857

*       Non-income producing securities.

+    All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

30

SCHEDULES OF INVESTMENTS

LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2006

Shares		Value
	Common Stocks - 97.34%
	Agriculture - 3.44%
30,300	Archer-Daniels-Midland Co.	$1,247,451
	Banking - 3.17%
18,625	State Street Corp.	1,151,025
	Beverages - 0.96%
12,675	Hansen Natural Corp. * +	348,816
	Biotechnology - 4.27%
18,750	Genentech, Inc. * +	1,547,250
	Commercial Services - 3.09%
27,525	Monster Worldwide, Inc. *	1,121,369
	Computers - 10.43%
19,525	Apple Computer, Inc. *	1,324,771
20,025	Cognizant Technology Solutions Corp. *	1,399,948
30,875	Network Appliance, Inc. *	1,057,160
		3,781,879
	Diversified Financials - 15.03%
8,800	BlackRock, Inc.	1,145,320
4,100	Chicago Mercantile Exchange	1,804,000
9,325	Goldman Sachs Group, Inc.	1,386,161
17,425	Lehman Brothers Holdings, Inc.	1,111,889
		5,447,370
	Health Care Equipment & Services - 3.27%
15,325	WellPoint, Inc. *	1,186,308
	Internet - 8.87%
28,400	Akamai Technologies, Inc. * +	1,113,280
5,550	Google, Inc., Class A *	2,100,842
		3,214,122
	Machinery - 2.92%
15,950	Caterpillar, Inc.	1,058,283
	Media - 2.58%
49,100	News Corp.	934,373
	Metal Fabrication - 2.91%
18,025	Precision Castparts Corp.	1,053,380
	Oil & Gas Services - 2.82%
31,350	Halliburton Co.	1,022,637
	Pharmaceuticals - 10.92%
16,625	Express Scripts, Inc. *	$1,397,830
23,500	Gilead Sciences, Inc. *	1,489,900
16,900	Medco Health Solutions, Inc. *	1,070,950
		3,958,680
	Real Estate - 4.62%
72,750	CB Richard Ellis Group, Inc. *	1,673,250
	Retailing - 2.66%
25,775	Nordstrom, Inc.	962,696
	Software - 2.99%
69,325	Oracle Corp. *	1,084,936
	Tech Hardware & Equipment - 9.82%
51,500	Cisco Systems, Inc. *	1,132,485
46,050	Motorola, Inc.	1,076,649
35,900	Qualcomm, Inc.	1,352,353
		3,561,487
	Transportation - 2.57%
23,350	Expeditors International Washington, Inc. +	930,965
	Total Common Stocks (Cost $33,610,578)	35,286,277
	Short-Term Investments - 0.86%
313,315	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $313,315)	313,315
	Collateral Received for Securities Loaned - 7.43%
2,693,414	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $2,693,414)	2,693,414
TOTAL INVESTMENTS (Cost $36,617,307)	105.63%	$38,293,006
Liabilities in excess of other assets	(5.63%)	(2,038,659)
TOTAL NET ASSETS	100.00%	$36,254,347

Percentages indicated are based upon total net assets of $36,254,347

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

31

SCHEDULES OF INVESTMENTS

MID CAP PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 96.91%
	Aerospace/Defense - 3.88%
2,950	Alliant Techsystems, Inc. *	$225,645
5,075	DRS Technologies, Inc.	209,952
6,500	Esterline Technologies Corp. *	227,695
		663,292
	Banks - 9.74%
5,775	BOK Financial Corp.	300,300
6,975	Greater Bay Bancorp	198,578
4,350	Marshall & Ilsley Corp.	202,840
6,925	MB Financial, Inc. +	255,532
10,650	Synovus Financial Corp.	309,702
5,050	Zions Bancorp	398,899
		1,665,851
	Building Materials - 3.21%
16,075	Lennox International, Inc.	378,405
6,250	Masco Corp. +	171,313
		549,718
	Chemicals - 4.08%
7,650	Agrium, Inc. +	177,327
6,850	Airgas, Inc.	245,367
10,375	Valspar Corp.	275,975
		698,669
	Coal & Copper - 1.24%
4,800	Peabody Energy Corp.	211,536
	Commercial Services- 7.34%
6,125	Apollo Group, Inc. * +	307,536
8,000	Dollar Thrifty Automotive Group * +	341,440
10,575	Equifax, Inc.	336,179
2,575	Strayer Education, Inc.	271,405
		1,256,560
	Distribution/Wholesale - 3.29%
3,300	CDW Corp. +	192,390
4,275	Watsco, Inc. +	187,844
2,725	WW Grainger, Inc.	182,030
		562,264
	Drugs & Pharmaceuticals - 2.41%
12,475	Endo Pharmaceuticals Holdings, Inc. *	412,049
	Electrical Equipment & Components - 1.06%
4,700	General Cable Corp. *	181,091
	Electronics - Semiconductors/ Components - 3.23%
16,875	Flextronics International, Ltd. *	199,125
5,800	Mettler Toledo International, Inc. *	353,452
		552,577
	Engineering & Construction - 1.60%
13,525	Dycom Industries, Inc. *	$273,881
	Environmental Control - 2.21%
10,300	Waste Connections, Inc. * +	378,731
	Financial Services - 2.41%
4,450	Affiliated Managers Group, Inc. * +	411,758
	Hand/Machine Tools - 2.42%
5,625	Black & Decker Corp.	414,225
	Healthcare Products & Services - 9.84%
4,275	CR Bard, Inc.	321,395
4,225	Laboratory Corp. of America Holdings *	289,075
8,625	Lincare Holdings, Inc. * +	319,384
10,175	Pediatrix Medical Group, Inc. *	466,015
6525	Triad Hospitals, Inc. *	287,492
		1,683,361
	Household Products/Wares - 0.82%
3,275	Scotts Miracle-Gro Co. (The)	140,563
	Insurance Multi-Line - 4.88%
13,575	HCC Insurance Holdings, Inc.	441,052
8,550	Protective Life Corp.	393,557
		834,609
	Leisure Time - 1.66%
4,850	Harley-Davidson, Inc. +	283,774
	Management Resources - 2.90%
5,150	Fair Isaac Corp.	180,302
6,175	SEI Investments Co.	315,172
		495,474
	Manufacturing - 1.22%
7,000	Pentair, Inc.	209,300
	Office Furnishings - 1.93%
8,275	HNI Corp.	330,173
	Oil & Gas - 4.58%
4,125	Denbury Resources, Inc. *	127,916
10,175	Southwestern Energy Co. * +	349,511
5,625	Universal Compression Holdings, Inc. *	306,169
		783,596
	Real Estate - 1.36%
10,125	CB Richard Ellis Group, Inc. *	232,875
	Real Estate Investment Trusts (REITs) - 0.24%
1,150	Healthcare Realty Trust, Inc. +	41,584
	Retail - 5.36%
4,300	Autozone, Inc. *	388,290
8,125	Bed Bath & Beyond, Inc. *	274,056

See accompanying notes to financial statements.

32

SCHEDULES OF INVESTMENTS

MID CAP PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	Retail - 5.36% (Continued)
17,525	Triarc Cos, Inc.	$255,164
		917,510
	Security Services - 1.37%
12,650	Check Point Software Technologies, Ltd. * +	235,164
	Textiles - 2.38%
11,000	Cintas Corp.	407,330
	Toys/Games/Hobbies - 2.57%
21,650	Hasbro, Inc.	439,495
	Transportation - 3.18%
5,350	Landstar System, Inc.	228,445
6,375	Ryder System, Inc.	315,053
		543,498
	Trucking & Leasing - 1.27%
3,075	Amerco, Inc. *	217,925
	Utilities - Electrical - 3.23%
9,450	DPL, Inc. +	262,710
11,850	MDU Resources Group, Inc.	290,325
		553,035
	Total Common Stocks (Cost $17,016,969)	16,581,468
	Short-Term Investments - 2.05%
351,159	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $351,159)	$351,159
	Collateral Received for Securities Loaned - 18.80%
3,216,684	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $3,216,684)	3,216,684
TOTAL INVESTMENTS (Cost $20,584,812)	117.76%	$20,149,311
Liabilities in excess other assets	(17.76%)	(3,040,744)
TOTAL NET ASSETS	100.00%	$17,108,567

Percentage indicated are based on net assets of $17,108,567

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

33

SCHEDULES OF INVESTMENTS

SMALL CAPITALIZATION PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 100.29%
	Aerospace/Defense - 1.14%
10,500	K&F Industries Holdings, Inc. *	$197,190
	Automotive Equipment & Manufacturing - 2.27%
6,900	BorgWarner, Inc. +	391,299
	Banks - 6.70%
7,200	First Midwest Bancorp, Inc. +	268,920
8,800	Hanmi Financial Corp.	171,776
6,700	Provident Bankshares Corp.	251,116
9,600	UCBH Holdings, Inc.	174,144
10,500	Umpqua Holdings Corp.	287,385
		1,153,341
	Chemicals - 2.99%
27,400	RPM, Inc. +	515,394
	Collectibles - 2.09%
10,700	RC2 Corp. *	359,841
	Construction - 1.62%
5,200	Granite Construction, Inc.	278,980
	Containers & Packaging - 3.32%
11,100	AptarGroup, Inc.	571,650
	Cosmetics & Personal Care - 1.11%
5,500	Chattem, Inc. * +	190,740
	Electrical Products - 3.24%
15,600	Belden CDT, Inc.	557,544
	Electronic Components - 4.76%
9,900	Bel Fuse, Inc., Class B +	366,003
16,000	Technitrol, Inc. +	452,960
		818,963
	Energy & Utilities - 3.02%
6,000	Questar Corp.	519,240
	Food Processing - 0.93%
6,500	Performance Food Group Co. * +	159,965
	Household Products - 7.19%
14,800	Church & Dwight Co., Inc. +	569,800
34,700	Prestige Brands Holdings, Inc. * +	347,694
17,800	Tupperware Corp.	320,578
		1,238,072
	Insurance - 4.55%
9,900	IPC Holdings, Ltd.	276,705
11,000	Protective Life Corp.	506,330
		783,035
	Manufacturing - 8.82%
14,500	Albany International Corp., Class A	506,340
9,200	Clarcor, Inc.	275,540
	Manufacturing - 8.82% (Continued)
8,200	Smith (A.O.) Corp.	$328,902
7,300	Teleflex, Inc.	407,413
		1,518,195
	Medical Products - 9.21%
12,500	CONMED, Inc. * +	256,125
15,000	Owens & Minor, Inc.	482,550
8,600	PolyMedica Corp. +	349,074
12,500	West Pharmaceutical Services, Inc. +	498,875
		1,586,624
	Metal Fabrication/Hardware - 0.95%
3,600	NS Group, Inc. *	163,872
	Oil & Gas - 12.97%
6,700	Cimarex Energy Co.	256,610
43,800	Grey Wolf, Inc. * +	320,178
2,920	Helix Energy Solutions Group, Inc. * +	112,303
3,500	Lone Star Technologies, Inc. *	158,655
5,600	Maverick Tube Corp. * +	359,912
8,000	Newfield Exploration Co. *	345,920
20,000	Piedmont Natural Gas. Co., Inc. +	521,400
11,300	Pioneer Drilling Co. *	159,217
		2,234,195
	REITS - 4.50%
14,200	Highland Hospitality Corp.	195,534
14,100	Senior Housing Properties Trust	286,935
9,800	Sunstone Hotel Investors, Inc.	293,020
		775,489
	Restaurants - 4.09%
13,200	Applebee’s International, Inc. +	273,900
4,500	CBRL Group, Inc.	170,280
9,500	Landry’s Seafood Restaurants, Inc. +	259,825
		704,005
	Retail - 6.15%
13,800	BJ’s Wholesale Club, Inc. * +	363,630
14,200	Claires Stores, Inc.	388,086
5,700	Stage Stores, Inc.	150,252
5,500	Supervalu, Inc.	157,080
		1,059,048
	Semiconductor - 1.49%
42,600	ON Semiconductor Corp. * +	256,026
	Transportation - 7.18%
10,800	Arkansas Best Corp.	476,820
9,200	Bristow Group, Inc. *	343,252
11,300	OMI Corp. +	254,476
4,400	YRC Worldwide, Inc. * +	161,832
		1,236,380
	Total Common Stocks (Cost $12,453,490)	17,269,088

See accompanying notes to financial statements.

34

SCHEDULES OF INVESTMENTS

SMALL CAPITALIZATION PORTFOLIO (Continued)

August 31, 2006

Shares		Value
	Collateral Received for Securities Loaned - 28.61%
4,927,714	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $4,927,714)	$4,927,714
TOTAL INVESTMENTS (Cost $17,381,204)	128.90%	$22,196,802
Liabilities in excess of other assets	(28.90%)	(4,974,936)
TOTAL NET ASSETS	100.00%	$17,221,866

Percentages indicated are based upon total net assets of $17,221,866

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

35

SCHEDULES OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO
August 31, 2006

Shares		Value
	Common Stocks - 98.38%
	AUSTRIA - 3.16%
	Steel - 3.16%
33,633	Bóhler-Uddeholm AG, ADR	$452,044
	BRAZIL - 2.57%
	Oil & Gas - 2.57%
4,100	Petroleo Brasileiro SA, ADR	367,606
	CANADA - 5.50%
	Oil & Gas - 1.61%
5,400	Petro Canada	230,688
	Steel - 1.81%
2,800	IPSCO, Inc.	258,860
	Transportation - 2.09%
7,000	Canadian National Railway Co., ADR	299,320
	TOTAL CANADA	788,868
	FRANCE - 11.63%
	Building Materials - 2.71%
12,000	Lafarge SA	387,840
	Commercial Banking - 3.38%
9,100	BNP Paribas SA, ADR	483,119
	Computer Software - 2.72%
7,000	Dassault Systemes SA, ADR	389,200
	Insurance - 2.81%
10,800	AXA, ADR	402,408
	TOTAL FRANCE	1,662,567
	GERMANY - 11.74%
	Apparel - 2.99%
17,900	Adidas - Salomon AG, ADR	427,669
	Banking & Finance - 2.00%
2,500	Deutsche Bank AG	285,775
	Diversified Manufacturing - 2.73%
4,600	Siemens AG, ADR	391,230
	Electrical Utilities - 4.03%
6,300	RWE Aktiengesellschaf SP, ADR	576,195
	TOTAL GERMANY	1,680,869
	ITALY - 4.59%
	Media - 2.66%
11,000	Mediaset SpA, ADR	381,019
	Oil - 1.92%
4,500	Eni S.p.A., ADR	275,220
	TOTAL ITALY	656,239
	JAPAN - 25.71%
	Automobiles - 5.48%
8,800	Honda Motor Co., Ltd., ADR	$298,144
9,900	Nissan Motor Co., ADR	225,423
2,400	Toyota Motor Corp., ADR	260,016
		783,583
	Banking & Finance - 8.60%
30,900	Mitsubishi UFJ Financial, ADR	419,313
23,700	Nomura Holdings, Inc., ADR	456,225
3,100	Shizuoka Bank, Ltd., ADR	355,237
		1,230,775
	Leisure & Recreation - 2.01%
33,600	Sega Sammy Holdings, Inc., ADR	287,199
	Metal Processing - 1.96%
3,500	NSK, Ltd., ADR	280,215
	Photo/Office Equipment - 4.01%
11,550	Canon, Inc., ADR	573,804
	Retail - 2.09%
11,900	Aeon Co., Ltd., ADR	299,820
	Telecommunications - 1.57%
14,500	NTT DoCoMo, Inc., ADR	224,750
	TOTAL JAPAN	3,680,146
	NETHERLANDS - 3.64%
	Banking - 3.64%
13,400	Fortis, ADR	521,098
	SWEDEN - 7.88%
	Banking - 2.50%
12,400	ForeningsSparbanken AB	357,440
	Metal Processing - 5.39%
33,000	AB Sandvik, ADR	361,568
28,600	AB SFK, ADR	409,243
		770,811
	TOTAL SWEDEN	1,128,251
	SWITZERLAND - 12.35%
	Financial Services - 1.99%
5,100	Credit Suisse Group, ADR	285,090
	Food & Food Services - 3.00%
5,000	Nestle SA, ADR	429,103
	Pharmaceuticals - 7.36%
7,000	Novartis AG, ADR	399,840
7,100	Roche Holding AG, ADR	653,307
		1,053,147
	TOTAL SWITZERLAND	1,767,340

See accompanying notes to financial statements.

36

SCHEDULES OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2006

Shares		Value
	UNITED KINGDOM - 7.56%
	Entertainment - 1.93%
38,000	Ladbrokes PLC, ADR	$276,298
	Food & Food Services - 1.52%
10,100	Tesco PLC, ADR	217,429
	Software - 2.57%
20,200	Sage Group PLC, ADR	367,713
	Telecommunications - 1.55%
4,700	BT Group PLC, ADR	221,182
	TOTAL UNITED KINGDOM	1,082,622
	TAIWAN - 2.05%
	Semiconductors - 2.05%
31,519	Taiwan Semiconductor, ADR	293,442
	Total Common Stocks (Cost $12,039,260)	14,081,092
	Short-Term Investments - 2.15%
307,426	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $307,426)	307,426
TOTAL INVESTMENTS (Cost $12,346,686)	100.53%	$14,388,518
Liabilities in excess of other assets	(0.53%)	(77,093)
TOTAL NET ASSETS	100.00%	$14,311,425

Percentages indicated are based upon total net assets of $14,311,425

ADR - American Depositary Receipt

See accompanying notes to financial statements.

37

SCHEDULES OF INVESTMENTS

HEALTH & BIOTECHNOLOGY PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 97.40%
	Biotechnology - 20.01%
25,700	Amgen, Inc. *	$1,745,801
96,021	Cell Genesys, Inc. * +	479,145
11,500	Genentech, Inc. *	948,980
13,000	Genzyme Corp. *	860,990
45,500	Human Genome Sciences, Inc. * +	510,965
68,000	MedImmune, Inc. * +	1,879,520
		6,425,401
	Healthcare - Equipment & Supplies - 40.06%
48,400	Affymetrix, Inc. * +	1,031,404
41,000	Applera Corp. - Applied Biosystems	1,256,650
15,000	Charles River Laboratories Int’l., Inc. * +	609,600
21,000	Conceptus, Inc. *	362,250
9,500	Gen-Probe, Inc. *	461,795
28,000	Invitrogen Corp. * +	1,703,800
44,000	Medtronic, Inc.	2,063,600
12,700	Palomar Medical Technologies, Inc. * +	504,190
35,600	Stryker Corp.	1,709,868
30,500	Techne Corp. * +	1,552,450
37,700	Waters Corp. *	1,607,905
		12,863,512
	Healthcare - Providers & Service - 9.79%
25,500	AmerisourceBergen Corp.	1,126,080
34,000	Cerner Corp. * +	1,566,040
14,500	inVentiv Health, Inc. *	451,385
		3,143,505
	Pharmaceuticals - 27.54%
53,156	Corcept Therapeutics, Inc. * +	64,319
24,500	Eli Lilly & Co.	1,370,285
23,000	Johnson & Johnson	1,487,180
39,000	Medicis Pharmaceutical Corp., Class A +	1,142,310
11,500	Novartis, AG	656,880
62,500	Pfizer, Inc.	1,722,500
69,000	Teva Pharmaceutical Industries, Ltd.	2,398,440
		8,841,914
	Total Common Stocks (Cost $31,725,143)	31,274,332
	Short-Term Investments - 1.97%
632,554	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $632,554)	632,554
	Collateral Received for Securities Loaned - 25.17%
8,081,245	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $8,081,245)	$8,081,245
TOTAL INVESTMENTS (Cost $40,438,942)	124.54%	$39,988,131
Liabilities in excess of other assets	(24.54%)	(7,879,524)
TOTAL NET ASSETS	100.00%	$32,108,607

Percentages indicated are based on net assets of $32,108,607

*       Non-income producing securities.

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

38

SCHEDULES OF INVESTMENTS

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 99.69%
	Advertising - 1.38%
5,200	Lamar Advertising Co. * +	$271,960
	Aerospace/Defense - 1.63%
3,900	Lockheed Martin Corp.	322,140
	Consumer Discretionary - 11.24%
5,133	Alliance Data Systems Corp. * +	259,422
8,000	Celgene Corp. *	325,520
5,300	Digene Corp. * +	220,745
9,300	Hologic, Inc. * +	401,574
10,100	International Game Technology	390,668
2,400	Intuitive Surgical, Inc. * +	226,560
7,700	Shire Pharmaceuticals, ADR	394,625
		2,219,114
	Electronics - 6.08%
7,100	Applera Corp. - Applied Biosystems Group	217,615
9,810	Garmin, Ltd. +	458,716
7,500	Thermo Electron Corp. *	294,000
4,700	Trimble Navigation, Ltd. *	230,159
		1,200,490
	Information Technology - 59.43%
17,800	Adobe Systems, Inc. *	577,432
12,900	Akamai Technologies, Inc. * +	505,680
9,400	Apple Computer, Inc. *	637,790
33,400	Applied Materials, Inc.	563,792
14,700	ASM Lithography Holding N.V. (New York Registered Shares) *	324,282
38,400	BEA Systems, Inc. *	527,232
25,470	Broadcom Corp., Class A *	749,837
5,400	Checkfree Corp. * +	193,320
33,400	Cisco Systems, Inc. *	734,466
16,200	Citrix Systems, Inc. *	497,016
2,050	Google, Inc. *	775,986
17,400	Hewlett-Packard Co.	636,144
22,600	Informatica Corp. * +	330,864
26,700	Marvell Technology Group, Ltd. *	467,517
4,400	Mastercard, Inc., Class A * +	245,960
15,700	Microsoft Corp.	403,333
10,000	Motorola, Inc.	233,800
10,100	Network Appliance, Inc. * +	345,824
6,100	NII Holdings, Inc. *	325,435
28,800	Nokia oyj - ADR	601,344
36,000	Opsware, Inc. * +	253,800
32,600	Oracle Corp. *	510,190
17,300	Qualcomm, Inc.	651,691
4,800	SanDisk Corp. *	282,816
12,600	Yahoo!, Inc. * +	363,132
		11,738,683

	Metal Fabrication/Hardware - 1.48%
5,000	Precision Castparts Corp.	$292,200
	Semiconductors - 9.25%
4,800	Formfactor, Inc. *	231,648
8,600	Microchip Technology, Inc. +	293,776
25,600	Micron Technology, Inc. *	442,368
13,028	Microsemi Corp. * +	361,788
9,660	Netlogic Microsystems, Inc. * +	285,067
7,259	Nvidia Corp. *	211,309
		1,825,956
	Telecommunication Services - 9.20%
13,000	American Tower Corp. * +	466,180
16,000	Corning, Inc. *	355,840
14,800	Harris Corp.	650,016
12,219	NeuStar, Inc., Class A * +	344,820
		1,816,856
	Total Common Stocks(Cost $15,518,533)	19,687,399
	Short-Term Investments - 1.07%
210,986	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $210,986)	210,986
	Collateral Received for Securities Loaned - 23.14%
4,571,287	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $4,571,287)	4,571,287
TOTAL INVESTMENTS (Cost $20,300,806)	123.90%	$24,469,672
Liabilities in excess of other assets	(23.90%)	(4,719,820)
TOTAL NET ASSETS	100.00%	$19,749,852

Percentages indicated are based on net assets of $19,749,852

*       Non-income producing securities.

+    All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

39

SCHEDULES OF INVESTMENTS

ENERGY & BASIC MATERIALS PORTFOLIO

August 31, 2006

Shares		Value
	Common Stocks - 92.30%
	Chemicals - 3.84%
3,000	Air Products and Chemicals, Inc.	$198,870
5,000	Praxair, Inc.	287,050
		485,920
	Coal - 17.02%
20,000	Alpha Natural Resources, Inc. *	362,600
12,000	Arch Coal, Inc.	393,000
10,000	Consol Energy, Inc.	364,700
13,600	Foundation Coal Holdings, Inc.	488,512
12,400	Peabody Energy Corp.	546,468
		2,155,280
	Forestry - 1.96%
12,700	Louisiana-Pacific Corp.	248,412
	General Contractors - 3.20%
15,000	Chicago Bridge & Iron Co.	405,150
	Machinery - Construction & Mining - 6.96%
8,850	Bucyrus International, Inc., Class A	456,926
9,750	Joy Global, Inc.	424,515
		881,441
	Metals & Mining - 3.11%
4,400	Phelps Dodge Corp.	393,800
	Oil Comp - Exploration & Production - 6.97%
8,000	Anadarko Petroleum Corp.	375,280
3,800	Apache Corp.	248,064
6,000	Newfield Exploration Co. *	259,440
		882,784
	Oil & Gas - Drilling Services - 17.98%
8,000	ENSCO International, Inc.	357,520
4,500	GlobalSantaFe Corp.	221,490
8,000	Nabors Industries, Ltd. *	263,040
6,200	Noble Corp.	405,417
12,000	Pride International, Inc. *	311,160
12,000	Rowan Cos., Inc.	410,400
4,600	Transocean, Inc. *	307,050
		2,276,077
	Oil & Gas - Equipment & Services - 16.42%
5,500	Dril-Quip, Inc. *	422,345
14,000	Halliburton Corp.	456,680
7,000	Lone Star Technologies, Inc. *	317,310
6,000	National Oilwell Varco, Inc. *	391,800
8,000	Schlumberger, Ltd.	490,400
		2,078,535
	Oil - Integrated Domestic - 14.84%
5,600	ChevronTexaco Corp.	$360,640
7,328	ConocoPhillips	464,815
10,000	Occidental Petroleum Corp.	509,900
7,000	Suncor Energy, Inc.	543,060
		1,878,415
	Total Common Stocks (Cost $8,149,500)	11,685,814
	Short-Term Investments - 12.34%
	Money Market Fund - 8.39%
1,061,998	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $1,061,998)	1,061,998

Principal
	Federal Home Loan Bank, Discount Notes - 3.95%
$502,000	To yield 5.22%, 9/21/06	500,603
	Total Short-Term Investments (Cost $1,562,601)	1,562,601
TOTAL INVESTMENTS (Cost $9,712,101)	104.64%	$13,248,415
Liabilities in excess of other assets	(4.64%)	(586,911)
TOTAL NET ASSETS	100.00%	$12,661,504

Percentages indicated are based on net assets of $12,661,504

*       Non-income producing securities.

See accompanying notes to financial statements.

40

SCHEDULES OF INVESTMENTS

FINANCIAL SERVICES PORTFOLIO
August 31, 2006

Shares		Value
	Common Stocks - 99.98%
	Banks - 36.21%
3,925	Bank of America Corp.	$202,019
3,225	Compass Bancshares, Inc.	187,050
1,025	M&T Bank Corp.	125,522
3,500	Mellon Financial Corp.	130,305
2,525	Northern Trust Corp.	141,375
1,450	PNC Financial Services Group, Inc.	102,646
2,150	State Street Corp.	132,870
7,400	Wells Fargo & Co.	257,150
		1,278,937
	Diversified Financials - 44.43%
1,300	Bear Stearns Co., Inc.	169,455
1,275	Blackrock, Inc.	165,941
1,500	Capital One Financial Corp.	109,650
300	Chicago Mercantile Exchange Hldg., Inc.	132,000
2,350	Countrywide Financial Corp.	79,430
4,775	E*Trade Financial Corp. *	112,642
1,325	Goldman Sachs Group, Inc.	196,961
2,550	Lazard, Ltd., Class A	96,008
2,600	Lehman Brothers Holdings, Inc.	165,906
18,300	Man Group, PLC	146,982
1,075	Morgan Stanley	70,724
2,800	T. Rowe Price Group, Inc.	123,368
		1,569,067
	Insurance - 14.67%
50	Berkshire Hathaway, Inc. *	$160,175
2,600	Chubb Corp.	130,416
1,600	Genworth Financial, Inc., Class A	55,088
2,350	Prudential Financial, Inc.	172,514
		518,193
	Real Estate - 4.67%
7,175	CB Richard Ellis Group, Inc. *	165,025
	Total Common Stocks (Cost $3,206,964)	3,531,222
TOTAL INVESTMENTS (Cost $3,206,964)	99.98%	$3,531,222
Assets in excess of other liabilities	0.02%	437
TOTAL NET ASSETS	100.00%	$3,531,659

Percentages indicated are based on net assets of $3,531,659

*       Non-income producing securities.

See accompanying notes to financial statements.

41

SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY BOND PORTFOLIO

August 31, 2006

Principal		Value
	U.S. Government and Agencies - 52.78%
	Federal National Mortgage Association - 27.68%
$ 300,000	3.00%, 8/15/07	$293,700
900,000	2.65%, 6/30/08	860,731
2,000,000	4.125%, 4/15/14	1,880,432
100,000	4.00%, 3/30/07	99,184
300,000	4.40%, 3/08/10	294,061
700,000	5.00%, 4/15/15	696,754
		4,124,862
	U.S. Treasury Notes - 16.43%
700,000	4.00%, 2/15/14 +	667,899
1,500,000	4.50%, 11/15/15 +	1,472,696
300,000	5.125%, 5/15/16 +	308,519
		2,449,114
	U.S. Treasury Inflation Protection Securities - 8.67%
1,325,592	1.875%, 7/15/13 +	1,292,763
	Total U.S. Government and Agencies (Cost $7,893,047)	7,866,739
	Corporate Notes and Bonds - 44.88%
	Aerospace Defense - 0.92%
132,000	Raytheon Co., 6.55%, 3/15/10	136,759
	Cosmetics & Toiletries - 1.02%
150,000	Colgate-Palmolive Co., 7.84%, 5/15/07	152,348
	Diversified Manufacturing - 3.08%
454,000	Allied-Signal, 6.20%, 2/1/08	458,374
	Electric Utilities - 7.76%
800,000	Eastern Energy, Ltd., 6.75%, 12/1/06	802,721
100,000	Potomac Electric Power Co., 5.875%, 10/15/08	100,774
249,000	Virginia Electric & Power, 7.625%, 7/1/07	252,956
		1,156,451
	Financial Services - 17.52%
350,000	Caterpillar Financial Services, 3.67%, 10/4/07	343,488
100,000	Caterpillar Financial Services, 5.125%, 10/15/07	99,162
500,000	Countrywide Home Loans, Inc., 4.125%, 9/15/09	482,712
50,000	General Electric Capital Corp., 3.20%, 2/15/09	47,494
400,000	Goldman Sachs Group, Inc., 6.65%, 5/15/09	414,243
100,000	Hartford Financial Services Group, 4.70%, 9/1/07	99,185
	Household Finance Corp.:
$ 25,000	6.50%, 4/15/07	$24,986
85,000	5.85%, 5/15/07	84,807
50,000	6.00%, 10/15/07	49,930
50,000	8.00%, 11/15/07	51,130
150,000	3.65%, 3/15/08	145,121
800,000	J.P. Morgan Chase & Co., 3.80%, 10/2/09	768,330
		2,610,588
	Oil/Gas - 9.87%
100,000	Laclede Gas Co., 7.50%, 11/1/07	102,195
500,000	Occidental Petroleum Corp., 10.125%, 9/15/09	566,503
200,000	Praxair, Inc., 6.90%, 11/1/06	200,434
450,000	Tosco Corp., 7.25%, 1/1/07	451,967
150,000	Union Pacific Resources Group, 7.00%, 10/15/06	150,186
		1,471,285
	Telecommunications - 4.71%
700,000	GTE Southwest, Inc., 6.23%, 1/1/07	701,515
	Total Corporate Notes and Bonds (Cost $6,750,773)	6,687,320

Shares
	Short-Term Investments - 5.81%
866,053	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $866,053)	866,053
	Collateral Received for Securities Loaned - 14.76%
2,200,565	Bank of New York Institutional Cash Reserve Fund, to yield 5.33%, 9/1/06 (Cost $2,200,565)	2,200,565
TOTAL INVESTMENTS (Cost $17,710,438)	118.23%	$17,620,677
Liabilities in excess of other assets	(18.23%)	(2,716,437)
TOTAL NET ASSETS	100.00%	$14,904,240

Percentages indicated are based upon total net assets of $14,904,240

+    All or a portion of the security is on loan.

See accompanying notes to financial statements.

42

SCHEDULES OF INVESTMENTS

MUNICIPAL BOND PORTFOLIO

August 31, 2006

Principal		Value
	Municipal Bonds - 98.40%
	CALIFORNIA - 11.57%
	Housing - 1.05%
$ 55,000	State Housing Financing Agency Revenue, Single Family Mortgage Purchase Amount, Series A, Class I, 5.30%, 8/1/18, FHA	$55,322
	Public Facilities - 4.84%
250,000	State Public Works Board Lease Revenue, State University Projects, Series A, 5.375%, 10/1/17, AMBAC	255,330
	Education - 5.67%
250,000	Alvord California Union School District, Series A, 5.90%, 2/1/20, MBIA	299,515
	TOTAL CALIFORNIA	610,167
	COLORADO - 5.10%
	Public Facilities - 5.10%
250,000	Denver, CO City & County Excise Tax Revenue, Convention Center Project, 5.50%, 9/1/17, FSA	269,280
	FLORIDA - 5.13%
	General Obligation - 5.13%
250,000	Marco Island Utilities System Revenue, 5.25%, 10/1/20	270,705
	GEORGIA - 2.08%
	General Obligation - 2.08%
100,000	State of Georgia, Series C, 6.50%, 4/1/10	109,699
	MARYLAND - 5.82%
	Water/Sewer - 5.82%
300,000	State Energy Financing Administration, Solid Waste Disposal, LO Revenue, 6.30%, 12/1/10	307,503
	NEW HAMPSHIRE - 5.11%
	Health/Hospital - 5.11%
250,000	State Health & Education Facilities Authority Revenue, Dartmouth- Hitchcock Obligation Group, 5.50%, 8/1/27, FSA	269,713
	NEW JERSEY - 3.90%
	Water/Sewer - 3.90%
200,000	New Jersey Economic Development Authority, Water Facilities, Revenue, 5.35%, 2/1/38, MBIA	205,716
	NEW YORK - 4.26%
	Public Facilities - 4.26%
200,000	New York State Dormitory Authority, New York University, Revenue, Series A 5.75%, 7/1/13, AMBAC	224,930
	NORTH CAROLINA - 9.91%
	General Obligation - 4.87%
$ 250,000	Mecklenburg County, Series B, 4.50%, 2/1/18	$257,365
	Water/Sewer - 5.03%
250,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	265,632
	TOTAL NORTH CAROLINA	522,997
	NORTH DAKOTA - 2.44%
	Housing - 2.44%
127,000	State Housing Financing Agency Revenue, Series C, 5.50%, 7/1/18	128,643
	PENNSYLVANIA - 4.89%
	General Obligation - 4.89%
250,000	Philadelphia, 4.90%, 9/15/20, FSA	257,952
	SOUTH CAROLINA - 3.60%
	Power/Utility - 3.60%
190,000	Piedmont Municipal Power Agency, Unrefunded Portion, Electric, Series A, 5.00%, 1/1/18, FGIC	190,169
	SOUTH DAKOTA - 6.64%
	Power/Utility - 6.64%
300,000	Heartland Consumers Power District Electric, Revenue, 6.00%, 1/1/17, FSA	350,358
	TEXAS - 15.91%
	Education - 5.01%
250,000	State University System Revenue, 5.375%, 3/15/17, FSA	264,533
	Housing - 3.97%
200,000	State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA	209,448
	Water/Sewer - 6.92%
200,000	Houston, TX Water & Sewer System Revenue, 5.50%, 12/1/17	215,460
150,000	State Water Assistance Series A, 4.50%, 8/1/22	149,996
		365,456
	TOTAL TEXAS	839,437
	UTAH - 3.07%
	Education - 3.07%
150,000	State Board Regents Revenue, 5.25%, 12/1/14, AMBAC	162,172
	WASHINGTON - 5.10%
	Education - 5.10%
250,000	Snohomish County School District, 5.50%, 12/1/19, FGIC	269,448

See accompanying notes to financial statements.

43

SCHEDULES OF INVESTMENTS

MUNICIPAL BOND PORTFOLIO (Continued)

August 31, 2006

Principal		Value
	WISCONSIN - 3.87%
	Health/Hospital - 3.87%
$ 200,000	State Health & Educational Facilities Authority, Revenue, Waukesha Memorial Hospital, Series A, 5.25%, 8/15/19, AMBAC	$204,186
	Total Municipal Bonds (Cost $5,070,726)	5,193,075

Shares
	Short-Term Investments - 0.44%
23,234	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 5.07%, 9/1/06 (Cost $23,234)	23,234
TOTAL INVESTMENTS (Cost $5,093,960)	98.84%	$5,216,309
Assets in excess of other liabilities	1.16%	63,040
TOTAL NET ASSETS	100.00%	$5,279,349

Percentages indicated are based upon total net assets of $5,279,349

AMBAC	Insured by AMBAC Indemnity Corporation
FGIC	Insured by Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FSA	Insured by Federal Security Assurance
GO	General Obligation
LO	Limited Obligation
MBIA	Insured by Municipal Bond Insurance Association

See accompanying notes to financial statements.

44

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2006

Principal		Value
	U.S. Government Agencies - 76.66%
	Federal Home Loan Bank, Discount Notes - 52.88%
$ 2,500,000	To yield 5.19%, 9/1/06	$2,500,000
2,500,000	To yield 5.25%, 9/15/06	2,494,938
1,616,000	To yield 5.26%, 12/27/06	1,588,847
3,000,000	To yield 5.29%, 9/20/06	2,991,650
		9,575,435
	Federal Home Loan Mortgage, Discount Notes - 17.88%
3,243,000	To yield 5.26%, 9/12/06	3,237,794
	Federal National Mortgage Association, Discount Notes - 5.90%
1,070,000	To yield 5.27%, 9/13/06	1,068,134
	Total U.S. Government Agencies (Cost $13,881,363)	13,881,363
	Repurchase Agreement - 24.11%
4,365,000	Bank of America, 5.23%, due 9/1/06 with a maturity value of $4,365,634 (Fully collateralized by U.S. government agencies and obligations) (Cost $4,365,000)	4,365,000
TOTAL INVESTMENTS (Cost $18,246,363)	100.77%	$18,246,363
Liabilities in excess of other assets	(0.77%)	(139,566)
TOTAL NET ASSETS	100.00%	$18,106,797

Percentages indicated are based upon total net assets of $18,106,797

See accompanying notes to financial statements.

45

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$44,493,788	$36,617,307	$20,584,812	$17,381,204	$12,346,686	$40,438,942
Investments, at value	$48,647,521	$38,293,006	$20,149,311	$22,196,802	$14,388,518	$39,988,131
Receivable for securities sold	722,754	1,747,717	255,986	631,771	229,962	288,531
Interest and dividends receivable	106,360	19,391	17,097	11,763	30,782	89,384
Receivable for fund shares sold	20,389	23,585	13,551	6,481	12,473	3,686
Prepaid expenses and other assets	26,233	17,852	13,033	10,559	15,502	24,885
Total Assets	49,523,257	40,101,551	20,448,978	22,857,376	14,677,237	40,394,617
Liabilities:
Securities lending collateral	3,058,224	2,693,414	3,216,684	4,927,714	-	8,081,245
Payable for fund shares redeemed	117,151	92,321	18,341	139,829	77,205	14,652
Payable for securities purchased	66,120	959,320	-	488,586	255,075	-
Payable to manager	25,229	20,016	14,532	9,412	9,011	39,150
Payable for distribution fees	1,215	3,971	3,677	824	725	10,951
Due to custodian	-	-	-	13,266	-	-
Accrued expenses and other liabilities	83,461	78,162	87,177	55,879	23,796	140,012
Total Liabilities	3,351,400	3,847,204	3,340,411	5,635,510	365,812	8,286,010
Net Assets	$46,171,857	$36,254,347	$17,108,567	$17,221,866	$14,311,425	$32,108,607
Net Assets:
Par value of shares of beneficial interest	$23,124	$26,406	$15,699	$13,383	$11,131	$24,864
Paid in capital	45,471,103	50,964,179	15,397,859	9,876,446	17,499,175	151,703,610
Undistributed net investment income (loss)	198,207	-	-	-	32,235	-
Accumulated net realized gain (loss) on investments	(3,674,310)	(16,411,937)	2,130,510	2,516,439	(5,272,948)	(119,168,746)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,153,733	1,675,699	(435,501)	4,815,598	2,041,832	(451,121)
Net Assets	$46,171,857	$36,254,347	$17,108,567	$17,221,866	$14,311,425	$32,108,607
Net Asset Value Per Share
Class I
Net Assets	$42,148,866	$34,116,212	$10,469,083	$16,175,476	$13,507,393	$2,250,238
Shares of beneficial interest outstanding	2,093,411	2,468,787	948,173	1,239,124	1,041,786	167,879
Net asset value/offering price (a)	$20.13	$13.82	$11.04	$13.05	$12.97	$13.40
Class A
Net Assets	$2,975	$5,711	$3,669,109	$2,944	$7,885	$10,078,719
Shares of beneficial interest outstanding	148	414	338,726	226	606	759,688
Net asset value (a)	$20.10	$13.79	$10.83	$13.03	$13.01	$13.27
Offering price per share (maximum sales charge of 5.75%)	$21.33	$14.63	$11.49	$13.82	$13.80	$14.08
Class B
Net Assets	$2,123,244	$313,494	$2,069,276	$363,491	$151,040	$15,517,854
Shares of beneficial interest outstanding	113,024	24,520	196,726	30,980	12,437	1,222,457
Net asset value/offering price (b)	$18.79	$12.79	$10.52	$11.73	$12.14	$12.69
Class C
Net Assets	$1,896,772	$1,818,930	$901,099	$679,955	$645,107	$4,261,796
Shares of beneficial interest outstanding	100,999	141,947	85,832	57,771	53,271	335,517
Net asset value/offering price (b)	$18.78	$12.81	$10.50	$11.77	$12.11	$12.70

(a)   Redemption price per share.  Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)  Redemption price per Class B and C share varies based on length of time shares are held.  Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

46

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2006

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$20,300,806	$9,712,101	$3,206,964	$17,710,438	$5,093,960	$18,246,363
Investments, at value	$24,469,672	$13,248,415	$3,531,222	$17,620,677	$5,216,309	$18,246,363
Cash	-	-	-	-	-	558
Receivable for securities sold	243,683	-	16,290	-	-	-
Interest and dividends receivable	8,936	15,635	5,543	210,721	64,776	634
Receivable for fund shares sold	3,778	4,576	2,220	2,659	-	2,198
Receivable due from manager	-	-	627	6,378	10,336	5,288
Prepaid expenses and other assets	17,084	15,059	9,624	13,766	9,020	19,358
Total Assets	24,743,153	13,283,685	3,565,526	17,854,201	5,300,441	18,274,399
Liabilities:
Securities lending collateral	4,571,287	-	-	2,200,565	-	-
Payable for securities purchased	228,762	567,355	-	590,491	-	-
Payable for fund shares redeemed	68,378	11,430	2,896	115,470	1,424	122,747
Payable to manager	19,480	14,262	-	-	-	-
Payable for distribution fees	13,703	5,004	1,225	-	245	-
Dividends payable	-	-	-	975	840	652
Due to custodian	-	-	14,035	-	-	-
Accrued expenses and other liabilities	91,691	24,130	15,711	42,460	18,583	44,203
Total Liabilities	4,993,301	622,181	33,867	2,949,961	21,092	167,602
Net Assets	$19,749,852	$12,661,504	$3,531,659	$14,904,240	$5,279,349	$18,106,797
Net Assets:
Par value of shares of beneficial interest	$27,581	$4,335	$2,696	$15,480	$5,167	$181,785
Paid in capital	277,329,788	8,772,920	2,818,705	15,024,611	5,145,129	17,925,763
Undistributed net investment income (loss)	-	-	-	-	-	-
Accumulated net realized gain (loss) on investments	(261,776,383)	347,974	386,005	(46,090)	6,704	(751)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,168,866	3,536,275	324,253	(89,761)	122,349	-
Net Assets	$19,749,852	$12,661,504	$3,531,659	$14,904,240	$5,279,349	$18,106,797
Net Asset Value Per Share
Class I
Net Assets	$1,913,737	$3,632,283	$1,478,451	$13,835,017	$4,848,568	$17,338,557
Shares of beneficial interest outstanding	256,262	121,373	109,527	1,429,797	475,590	17,353,273
Net asset value/offering price (a)	$7.47	$29.93	$13.50	$9.68	$10.19	$1.00
Class A
Net Assets	$8,963,636	$5,268,407	$1,042,433	$10	$10	$10
Shares of beneficial interest outstanding	1,215,935	178,576	78,397	1	1	10
Net asset value per share (a)	$7.37	$29.50	$13.30	$9.68	$10.19	$1.00
Offering price per share (maximum sales charge of 5.75%)	$7.82	$31.30	$14.11	$10.27	$10.81	N/A
Class B
Net Assets	$8,097,058	$3,536,003	$894,199	$54,218	$117,423	$193,579
Shares of beneficial interest outstanding	1,166,026	125,383	69,919	5,600	11,486	192,991
Net asset value/offering price (b)	$6.94	$28.20	$12.79	$9.68	$10.22	$1.00
Class C
Net Assets	$775,421	$224,811	$116,576	$1,014,995	$313,348	$574,651
Shares of beneficial interest outstanding	110,937	7,961	9,122	104,779	30,686	574,133
Net asset value/offering price (b)	$6.99	$28.24	$12.78	$9.69	$10.21	$1.00

(a)   Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)  Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

47

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$45,210	$44,747	$34,366	$11,552	$16,271	$26,514
Dividend income	922,471	178,716	197,919	217,633	306,730	231,897
Securities lending income	7,586	4,903	6,859	8,733	-	24,234
Less: Foreign withholding taxes	(13,036)	-	(556)	-	(42,327)	(3,417)
Total Investment Income	962,231	228,366	238,588	237,918	280,674	279,228
Operating Expenses:
Management fees	302,635	274,527	174,940	116,904	94,310	498,539
Distribution fees:
Class A Shares	5	15	40,633	5	13	50,738
Class B Shares	24,510	4,005	25,687	4,023	1,493	196,405
Class C Shares	19,392	23,678	9,173	7,493	6,459	55,124
Transfer agent fees	95,507	84,470	47,872	36,430	27,104	81,190
Administration fees	77,224	67,108	40,710	41,445	29,981	58,385
Professional fees	75,837	84,944	67,197	40,456	21,133	97,644
Fund accounting fees	60,515	49,676	35,865	21,920	14,406	65,891
Registration fees	27,056	30,360	32,742	29,943	21,528	44,545
Trustees’ fees	26,793	24,177	19,618	11,902	7,043	28,671
Custodian fees	16,951	22,171	16,275	11,794	7,639	28,258
Printing and postage expense	16,116	17,179	14,064	15,571	12,053	26,900
Miscellaneous expenses	9,156	14,921	12,739	6,493	5,007	18,416
Total Operating Expenses	751,697	697,231	537,515	344,379	248,169	1,250,706
Less: Expenses waived and / or reimbursed	-	-	(6,423)	-	-	(32,469)
Net Operating Expenses	751,697	697,231	531,092	344,379	248,169	1,218,237
Net Investment Income (Loss)	210,534	(468,865)	(292,504)	(106,461)	32,505	(939,009)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,978,070	3,019,448	5,237,704	2,544,739	1,649,459	(920,968)
Foreign currency transactions	-	-	-	-	-	126,892
Net realized gain (loss)	4,978,070	3,019,448	5,237,704	2,544,739	1,649,459	(794,076)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(648,775)	(3,913,529)	(5,285,961)	(1,252,689)	817,147	(1,358,478)
Net Realized and Unrealized Gain (Loss) on Investments	4,329,295	(894,081)	(48,257)	1,292,050	2,466,606	(2,152,554)
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,539,829	$(1,362,946)	$(340,761)	$1,185,589	$2,499,111	$(3,091,563)

See accompanying notes to financial statements.

48

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2006

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$15,825	$35,829	$1,646	$649,338	$261,301	$833,492
Dividend income	74,279	103,769	90,346	-	-	-
Securities lending income	10,425	-	-	5,545	-	-
Less: Foreign withholding taxes	(2,902)	(625)	(12)	-	-	-
Total Investment Income	97,627	138,973	91,980	654,883	261,301	833,492
Operating Expenses:
Management fees	292,551	143,377	45,092	82,026	31,469	87,435
Distribution fees:
Class A Shares	43,260	16,034	4,384	-	-	-
Class B Shares	99,208	41,639	10,736	703	999	2,014
Class C Shares	9,130	1,804	1,346	10,681	3,075	5,798
Transfer agent fees	70,684	27,954	12,046	29,828	13,860	40,958
Professional fees	57,551	22,401	8,509	34,099	13,023	33,193
Registration fees	47,268	23,144	22,299	25,361	19,032	31,216
Printing and postage expense	39,567	7,549	2,278	2,719	2,958	10,322
Administration fees	36,603	19,242	8,897	32,712	23,243	38,983
Fund accounting fees	33,900	12,995	5,477	14,914	7,060	25,274
Custodian fees	32,710	11,644	11,475	11,033	5,267	13,273
Trustees’ fees	12,960	5,539	1,958	9,112	4,811	14,004
Miscellaneous expenses	13,786	3,191	3,559	5,209	2,901	6,206
Total Operating Expenses	789,178	336,513	138,056	258,397	127,698	308,676
Less: Expenses waived and / or reimbursed	(100,214)	(12,988)	(38,646)	(38,142)	(43,246)	(78,534)
Net Operating Expenses	688,964	323,525	99,410	220,255	84,452	230,142
Net Investment Income (Loss)	(591,337)	(184,552)	(7,430)	434,628	176,849	603,350
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,151,585	589,440	413,000	(46,090)	8,978	-
Foreign currency transactions	-	-	7,470	-	-	-
Net realized gain (loss)	4,151,585	589,440	420,470	(46,090)	8,978	-
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(3,680,044)	325,197	20,091	(207,701)	(127,526)	-
Net Realized and Unrealized Gain (Loss) on Investments	471,541	914,637	440,561	(253,791)	(118,548)	-
Net Increase (Decrease) in Net Assets Resulting From Operations	$(119,796)	$730,085	$433,131	$180,837	$58,301	$603,350

See accompanying notes to financial statements.

49

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$210,534	$32,054	$(468,865)	$(407,524)	$(292,504)	$(429,665)
Net realized gain (loss) on investments	4,978,070	5,566,530	3,019,448	1,603,819	5,237,704	6,291,232
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(648,775)	158,822	(3,913,529)	6,235,237	(5,285,961)	2,384,798
Net increase (decrease) in net assets resulting from operations	4,539,829	5,757,406	(1,362,946)	7,431,532	(340,761)	8,246,365
Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(1,272,187)	(774,210)
Class A	-	-	-	-	(3,613,622)	(2,758,432)
Class B	-	-	-	-	(417,913)	(365,947)
Class C	-	-	-	-	(132,024)	(104,797)
Net Investment Income:
Class I	(44,381)	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions to Shareholders	(44,381)	-	-	-	(5,435,746)	(4,003,386)
Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	5,929,863	4,521,582	8,719,907	9,712,575	3,856,344	3,121,920
Class A	2,884	-	11,805	-	96,778	133,071
Class B	25,508	231,539	83,033	136,156	45,162	104,639
Class C	266,132	265,581	869,517	654,804	133,766	162,699
Reinvestment of dividends and distributions
Class I	43,187	-	-	-	1,258,845	765,501
Class A	-	-	-	-	621,633	529,943
Class B	-	-	-	-	394,806	344,188
Class C	-	-	-	-	131,054	103,467
Redemption fee proceeds
Class I	-	-	-	43	-	34
Class A	-	-	-	-	-	121
Class B	-	-	-	-	-	16
Class C	-	-	-	2	-	5
Cost of shares redeemed
Class I	(10,124,772)	(23,928,879)	(10,889,239)	(14,513,963)	(1,876,146)	(3,104,717)
Class A	-	-	(5,143)	-	(18,560,487)	(2,080,366)
Class B	(1,000,934)	(575,034)	(183,274)	(128,288)	(1,001,833)	(1,157,303)
Class C	(556,588)	(1,006,761)	(1,147,402)	(423,911)	(143,724)	(288,143)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,414,720)	(20,491,972)	(2,540,796)	(4,562,582)	(15,043,802)	(1,364,925)
Total Increase (Decrease) in Net Assets	(919,272)	(14,734,566)	(3,903,742)	2,868,950	(20,820,309)	2,878,054
Net Assets:
Beginning of year	47,091,129	61,825,695	40,158,089	37,289,139	37,928,876	35,050,822
End of year*	$46,171,857	$47,091,129	$36,254,347	$40,158,089	$17,108,567	$37,928,876
* Includes undistributed net investment income (loss) at end of year	$198,207	$32,054	$-	$-	$-	$-

See accompanying notes to financial statements.

50

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$(106,461)	$(160,099)	$32,505	$65,581	$(939,009)	$(917,041)
Net realized gain (loss) on investments	2,544,739	4,024,622	1,649,459	1,226,525	(794,076)	11,108,124
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,252,689)	139,383	817,147	945,169	(1,358,478)	(3,500,670)
Net increase (decrease) in net assets resulting from operations	1,185,589	4,003,906	2,499,111	2,237,275	(3,091,563)	6,690,413
Distributions to Shareholders:
Net Realized Gains:
Class I	(3,711,951)	(21,755)	-	-	-	-
Class A	-	-	-	-	-	-
Class B	(96,357)	(495)	-	-	-	-
Class C	(182,393)	(1,050)	-	-	-	-
Net Investment Income:
Class I	-	-	(65,851)	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions to Shareholders	(3,990,701)	(23,300)	(65,851)	-	-	-
Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,877,015	1,799,777	3,448,660	2,000,024	1,588,948	750,330
Class A	2,878	-	7,358	-	74,790	162,115
Class B	25,026	166,678	7,149	40,204	83,174	186,806
Class C	72,485	119,153	123,896	52,618	59,875	133,776
Reinvestment of dividends and distributions
Class I	3,660,898	21,446	62,999	-	-	-
Class A	-	-	-	-	-	-
Class B	88,649	467	-	-	-	-
Class C	173,097	1,050	-	-	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,332,419)	(10,554,913)	(2,646,866)	(4,590,572)	(668,381)	(347,058)
Class A	-	-	-	-	(4,236,079)	(6,981,262)
Class B	(108,874)	(195,730)	(35,594)	(40,872)	(6,643,913)	(8,762,080)
Class C	(226,522)	(366,701)	(179,138)	(184,204)	(2,219,365)	(3,579,011)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,232,233	(9,008,773)	788,464	(2,722,802)	(11,960,951)	(18,436,384)
Total Increase (Decrease) in Net Assets	(1,572,879)	(5,028,167)	3,221,724	(485,527)	(15,052,514)	(11,745,971)
Net Assets:
Beginning of year	18,794,745	23,822,912	11,089,701	11,575,228	47,161,121	58,907,092
End of year*	$17,221,866	$18,794,745	$14,311,425	$11,089,701	$32,108,607	$47,161,121
* Includes undistributed net investment income (loss) at end of year	$-	$-	$32,235	$65,581	$-	$-

See accompanying notes to financial statements.

51

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$(591,337)	$(561,851)	$(184,552)	$(134,184)	$(7,430)	$(56,323)
Net realized gain (loss) on investments	4,151,585	4,093,906	589,440	1,141,079	420,470	258,182
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,680,044)	3,694,784	325,197	2,210,881	20,091	266,026
Net increase (decrease) in net assets resulting from operations	(119,796)	7,226,839	730,085	3,217,776	433,131	467,885
Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(28,213)	-	(74,221)	(50,942)
Class A	-	-	(43,803)	-	(70,937)	(63,441)
Class B	-	-	(53,263)	-	(73,570)	(104,964)
Class C	-	-	(1,669)	-	(7,697)	(5,651)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions to Shareholders	-	-	(126,948)	-	(226,425)	(224,998)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	934,404	733,988	2,283,388	712,238	664,111	351,896
Class A	96,450	79,643	3,294,936	907,212	27,011	1,867
Class B	21,346	70,548	348,059	450,284	11,625	70,392
Class C	34,134	36,585	138,752	34,292	41,179	26,223
Reinvestment of dividends and distributions
Class I	-	-	28,020	-	73,331	50,225
Class A	-	-	39,739	-	62,856	55,611
Class B	-	-	48,669	-	69,486	101,894
Class C	-	-	1,531	-	7,697	5,651
Redemption fee proceeds
Class I	-	6			-	-
Class A	-	93	-	-	-	-
Class B	-	89	-	-	-	-
Class C	-	8	-	-	-	-
Cost of shares redeemed
Class I	(402,440)	(266,233)	(793,390)	(1,241,608)	(345,598)	(219,305)
Class A	(2,921,675)	(3,758,857)	(1,038,210)	(1,166,675)	(188,342)	(245,481)
Class B	(2,824,405)	(4,009,599)	(1,129,384)	(725,258)	(398,345)	(929,726)
Class C	(220,992)	(427,923)	(22,054)	(32,115)	(49,283)	(27,944)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,283,178)	(7,541,652)	3,200,056	(1,061,630)	(24,272)	(758,697)
Total Increase (Decrease) in Net Assets	(5,402,974)	(314,813)	3,803,193	2,156,146	182,434	(515,810)
Net Assets:
Beginning of year	25,152,826	25,467,639	8,858,311	6,702,165	3,349,225	3,865,035
End of year	$19,749,852	$25,152,826	$12,661,504	$8,858,311	$3,531,659	$3,349,225

See accompanying notes to financial statements.

52

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005
Operations:
Net investment income (loss)	$434,628	$436,933	$176,849	$202,843	$603,350	$249,069
Net realized gain (loss) on investments	(46,090)	91,432	8,978	63,141	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(207,701)	(246,957)	(127,526)	(62,916)	-	-
Net increase (decrease) in net assets resulting from operations	180,837	281,408	58,301	203,068	603,350	249,069
Distributions to Shareholders:
Net Realized Gains:
Class I	(78,353)	(271,049)	(14,551)	(52,211)	-	-
Class A	-	-	-	-	-	-
Class B	(440)	(1,756)	(182)	(412)	-	-
Class C	(6,185)	(23,233)	(857)	(2,534)	-	-
Net Investment Income:
Class I	(411,039)	(414,206)	(168,034)	(195,051)	(577,846)	(237,447)
Class A	-	-	-	-	-	-
Class B	(1,445)	(1,642)	(2,170)	(1,156)	(6,542)	(2,988)
Class C	(22,144)	(21,085)	(6,645)	(6,636)	(18,962)	(8,634)
Total Dividends and Distributions to Shareholders	(519,606)	(732,971)	(192,439)	(258,000)	(603,350)	(249,069)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	4,194,011	3,621,903	804,963	1,818,852	9,599,377	15,587,790
Class A	10	-	10	-	1,353	-
Class B	4,648	25,464	48,742	16,023	74,167	163,330
Class C	192,624	302,475	27,944	6,230	217,113	243,111
Reinvestment of dividends and distributions
Class I	476,294	663,199	171,522	234,005	558,064	229,835
Class A	-	-	-	-	1	-
Class B	1,605	2,695	1,352	1,279	6,312	2,889
Class C	28,105	44,236	7,187	9,113	19,014	8,633
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,693,888)	(7,151,744)	(2,040,164)	(3,854,545)	(10,922,900)	(20,032,512)
Class A	-	-	-	-	(1,344)	-
Class B	(26,959)	(41,268)	-	-	(91,957)	(172,887)
Class C	(378,950)	(363,189)	(44,324)	(8,644)	(303,626)	(300,099)
Net increase (decrease) in net assets from share transactions of beneficial interest	(202,500)	(2,896,229)	(1,022,768)	(1,777,687)	(844,426)	(4,269,910)
Contributions of Capital From Manager	-	-	-	-	54,000	21,527
Total Increase (Decrease) in Net Assets	(541,269)	(3,347,792)	(1,156,906)	(1,832,619)	(790,426)	(4,248,383)
Net Assets:
Beginning of year	15,445,509	18,793,301	6,436,255	8,268,874	18,897,223	23,145,606
End of year	$14,904,240	$15,445,509	$5,279,349	$6,436,255	$18,106,797	$18,897,223

See accompanying notes to financial statements.

53

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006

    1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Cap effective April 17, 2006 (formerly advised by Caterpillar Investment Management Ltd.); Integrity Money Management Inc. serves as Adviser to Energy & Basic Materials effective April 17, 2006 (formerly advised by Caterpillar Investment Management, Ltd.); Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Cap	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions). Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in

54

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

(b) Federal Income Tax

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

	2009	2010	2011	2012	2014	Total
Large Capitalization Value	$—	$3,568,799	$—	$—	$—	$3,568,799
Large Capitalization growth	—	1,834,328	14,577,320	—	—	16,411,648
Mid Cap	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,634,786	3,633,064	—	—	5,267,850
Health & Biotechnology	26,934,229	45,692,720	43,129,921	—	677,231	116,434,101
Technology & Communications	234,527,931	24,467,569	771,148	—	—	259,766,648
Energy & Basic Materials	—	—	—	—	—	—
Financial Services	—	—	—	—	—	—
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	751	—	751

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of any portfolio.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

				Increase (Decrease)
				in Unrealized
			Increase (Decrease) in	Appreciation
			Accumulated Net	(Depreciation) on
		Increase (Decrease)	Realized Gain(Loss) &	Investments
		Undistributed Net	Investments &	Investments &
	Increase(Decrease)	Investment	Foreign Currency	Foreign Currency
	in Paid in Capital	Income/Loss	Transactions	Transactions
Large Capitalization Value	$64	$—	$(64)	$—
Large Capitalization growth	(468,865)	468,865	—	—
Mid Cap	(78,800)	292,504	(213,704)	—
Small Capitalization	(48,552)	106,461	(57,909)	—
International Equity	(16,651)	—	16,651	—
Health & Biotechnology	(1,100,447)	939,009	161,438	—
Technology & Communications	(591,337)	591,337	—	—
Energy & Basic Materials	(190,264)	184,552	5,712	—
Financial Services	56,323	23,045	(79,368)	—
Investment Quality Bond	(12,329)	38,627	(26,298)	—
Municipal Bond	(7,693)	15,590	(7,897)	—
U.S. Government Money Market	—	—	—	—

Net assets were unaffected by the above reclassifications.

55

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

(d) Dividends and Distributions

The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Cap	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

For the year ended August 31, 2006, the Manager waived $38,142 for Investment Quality Bond, $31,469 for Municipal Bond, $70,722 for U.S. Government Money Market, $32,469 for Health & Biotechnology, $100,214 for Technology & Communications, $12,988 for Energy & Basic Materials, $38,646 for Financial Services and $6,423 for Mid Cap. For the year ended August 31, 2006, the Manager reimbursed $11,777 for Municipal Bond.

56

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

(b) For providing administration, fund accounting and transfer agency services to the Portfolios, the Administrator will receive from each Portfolio a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints. The Portfolios will also pay for any out-of-pocket administration expenses.

For providing custody administration service, the Administrator charges certain transaction fees and receives from each Portfolio a monthly fee based on the annual rates as a percentage of average daily net assets: 0.0075% on the first $100 million; 0.0050% on the next $400 million; and 0.0025% thereafter.

Certain officers of the Administrator are also officers of the Trust.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS’’), another affiliate of GFS, provides a Chief Compliance Officer to the Trust, including related administrative support. Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

(c) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2006, the Distributor waived $7,812 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2006, the Distributor, Aquaruis Fund Distibutors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$23	$54
Large Capitalization Growth	51	5,731
Mid Cap	62	42
Small Capitalization	22	112
International Equity	54	4
Health & Biotechnology	270	20
Technology & Communications	586	3
Energy & Basic Materials	21,437	2
Financial Services	204	322
Investment Quality Bond	—	78
Municipal Bond	—	—
U.S. Government Money Market	—	136

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2006 for each portfolio were: 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Cap, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred. Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice. For the year ended August 31, 2006, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

57

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

3.   INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$22,150,160	$27,925,847
Large Capitalization Growth	51,429,897	55,415,256
Mid Cap	30,017,775	50,817,727
Small Capitalization	6,217,279	8,732,748
International Equity	8,997,672	8,434,384
Health & Biotechnology	5,982,304	15,749,299
Technology & Communications	22,671,974	27,860,221
Energy & Basic Materials	5,843,125	3,625,061
Financial Services	5,661,177	5,950,755
Investment Quality Bond	5,371,534	5,067,607
Municipal Bond	1,058,765	2,072,287

(b) At August 31, 2006, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios’ were as follows:

	Federal
Portfolio	Tax Cost	Appreciation	Depreciation	Net
Large Capitalization Value	$44,599,299	$5,423,455	$(1,375,233)	$4,048,222
Large Capitalization Growth	36,617,596	3,025,300	(1,349,890)	1,675,410
Mid Cap	20,584,812	702,192	(1,137,693)	(435,501)
Small Capitalization	17,381,204	5,191,427	(375,829)	4,815,598
International Equity	12,351,784	2,235,481	(198,747)	2,036,734
Health & Biotechnology	40,562,964	2,433,498	(3,008,331)	(574,833)
Technology & Communications	20,343,773	4,390,883	(264,984)	4,125,899
Energy & Basic Materials	9,712,101	3,784,952	(248,638)	3,536,314
Financial Services	3,208,014	400,278	(77,070)	323,208
Investment Quality Bond	17,710,438	41,758	(131,519)	(89,761)
Municipal Bond	5,093,960	122,994	(645)	122,349

(c) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

58

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

4.   AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	306,753	256,331	148	—
Redeemed	(527,002)	(1,362,464)	—	—
Reinvested from Dividends	2,252	—	—	—
Net Increase (Decrease) in Shares	(217,997)	(1,106,133)	148	—
Large Capitalization Growth
Issued	554,053	762,430	722	—
Redeemed	(704,219)	(1,122,374)	(308)	—
Net Increase (Decrease) in Shares	(150,166)	(359,944)	414	—
Mid Cap
Issued	330,761	256,265	8,480	10,793
Redeemed	(161,238)	(257,696)	(1,700,572)	(168,652)
Reinvested from Dividends	113,409	62,541	56,822	43,654
Net Increase (Decrease) in Shares	282,932	61,110	(1,635,270)	(114,205)
Small Capitalization
Issued	139,812	125,037	226	—
Redeemed	(318,866)	(732,644)	—	—
Reinvested from Dividends	294,284	1,436	—	—
Net Increase (Decrease) in Shares	115,230	(606,171)	226	—
International Equity
Issued	282,228	200,227	606	—
Redeemed	(221,547)	(462,656)	—	—
Reinvested from Dividends	5,072	—	—	—
Net Increase (Decrease) in Shares	65,753	(262,429)	606	—
Health & Biotechnology
Issued	111,073	55,631	5,299	12,188
Redeemed	(48,879)	(26,219)	(303,377)	(531,548)
Net Increase (Decrease) in Shares	62,194	29,412	(298,078)	(519,360)
Technology & Communications
Issued	117,429	107,788	12,194	11,738
Redeemed	(51,864)	(37,441)	(372,139)	(547,798)
Net Increase (Decrease) in Shares	65,565	70,347	(359,945)	(536,060)
Energy & Basic Materials
Issued	73,060	33,720	108,821	40,431
Redeemed	(26,111)	(55,993)	(35,315)	(51,758)
Reinvested from Dividends	944	—	1,354	—
Net Increase (Decrease) in Shares	47,893	(22,273)	74,860	(11,327)
Financial Services
Issued	48,776	28,759	2,018	154
Redeemed	(25,622)	(18,157)	(14,062)	(19,933)
Reinvested from Dividends	5,615	3,936	4,869	4,389
Net Increase (Decrease) in Shares	28,769	14,538	(7,175)	(15,390)
Investment Quality Bond
Issued	434,042	365,141	1	—
Redeemed	(484,714)	(716,144)	—	—
Reinvested from Dividends	49,300	66,583	—	—
Net Increase (Decrease) in Shares	(1,372)	(284,420)	1	—
Municipal Bond
Issued	78,915	174,157	1	—
Redeemed	(200,456)	(367,952)	—	—
Reinvested from Dividends	16,846	22,491	—	—
Net Increase (Decrease) in Shares	(104,695)	(171,304)	1	—
U.S. Government Money Market
Issued	9,599,375	15,587,790	1,353	—
Redeemed	(10,922,901)	(20,032,512)	(1,344)	—
Reinvested from Dividends	558,064	229,835	1	—
Net Increase (Decrease) in Shares	(765,462)	(4,214,887)	10	—

59

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	1,429	13,745	14,763	15,884
Redeemed	(55,573)	(34,232)	(31,322)	(60,338)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	(54,144)	(20,487)	(16,559)	(44,454)
Large Capitalization Growth
Issued	5,402	11,346	57,713	55,006
Redeemed	(12,466)	(10,420)	(77,672)	(34,485)
Net Increase (Decrease) in Shares	(7,064)	926	(19,959)	20,521
Mid Cap
Issued	3,796	8,534	11,922	13,523
Redeemed	(89,245)	(95,664)	(12,408)	(23,874)
Reinvested from Dividends	37,071	28,852	12,329	8,687
Net Increase (Decrease) in Shares	(48,378)	(58,278)	11,843	(1,664)
Small Capitalization
Issued	1,952	12,177	5,599	8,794
Redeemed	(8,592)	(14,607)	(18,071)	(27,269)
Reinvested from Dividends	7,873	33	15,318	75
Net Increase (Decrease) in Shares	1,233	(2,397)	2,846	(18,400)
International Equity
Issued	637	4,208	11,690	5,664
Redeemed	(3,247)	(4,329)	(16,156)	(19,562)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	(2,610)	(121)	(4,466)	(13,898)
Health & Biotechnology
Issued	6,102	14,643	4,381	10,619
Redeemed	(496,284)	(691,739)	(165,169)	(282,201)
Net Increase (Decrease) in Shares	(490,182)	(677,096)	(160,788)	(271,582)
Technology & Communications
Issued	2,853	10,901	4,572	5,606
Redeemed	(381,465)	(614,974)	(29,484)	(65,540)
Net Increase (Decrease) in Shares	(378,612)	(604,073)	(24,912)	(59,934)
Energy & Basic Materials
Issued	12,468	21,036	4,730	1,650
Redeemed	(38,850)	(34,405)	(813)	(1,531)
Reinvested from Dividends	1,727	0	54	—
Net Increase (Decrease) in Shares	(24,655)	(13,369)	3,971	119
Financial Services
Issued	901	5,736	3,188	2,187
Redeemed	(30,563)	(79,821)	(3,863)	(2,401)
Reinvested from Dividends	5,572	8,264	618	459
Net Increase (Decrease) in Shares	(24,090)	(65,821)	(57)	245
Investment Quality Bond
Issued	476	2,554	19,890	30,244
Redeemed	(2,806)	(4,187)	(39,015)	(36,580)
Reinvested from Dividends	166	270	2,905	4,439
Net Increase (Decrease) in Shares	(2,164)	(1,363)	(16,220)	(1,897)
Municipal Bond
Issued	4,746	1,538	2,767	601
Redeemed	—	—	(4,333)	(835)
Reinvested from Dividends	133	123	706	874
Net Increase (Decrease) in Shares	4,879	1,661	(860)	640
U.S. Government Money Market
Issued	74,167	163,330	217,113	243,111
Redeemed	(91,957)	(172,887)	(303,626)	(300,099)
Reinvested from Dividends	6,311	2,889	19,015	8,633
Net Increase (Decrease) in Shares	(11,479)	(6,668)	(67,498)	(48,355)

60

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

5.   SECURITIES LENDING

Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.   Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.  A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.  Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.  There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

At August 31, 2006, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral
Large Capitalization Value	$3,027,598	$3,058,224
Large Capitalization Growth	2,626,757	2,693,414
Mid Cap	3,135,795	3,216,684
Small Capitalization	4,790,531	4,927,714
Health & Biotechnology	7,676,004	8,081,245
Technology & Communications	4,426,075	4,571,287
Investment Quality Bond	2,163,011	2,200,565

At August 31, 2006, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	0.79%
Large Capitalization Growth	2.15%
Mid Cap	2.87%
Small Capitalization	3.67%
Health & Biotechnology	8.68%
Technology & Communications	10.68%
Investment Quality Bond	0.85%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2006 was as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$44,381	$—	$—	$44,381
Large Capitalization Growth	—	—	—	—
Mid Cap	2,967,624	—	2,468,122	5,435,746
Small Capitalization	—	—	3,990,701	3,990,701
International Equity	65,851	—	—	65,851
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	—	—	126,948	126,948
Financial Services	15,615	—	210,810	226,425
Investment Quality Bond	473,255	—	46,351	519,606
Municipal Bond	—	192,439	—	192,439
U.S. Government Money Market	603,350	—	—	603,350

61

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2006 (Continued)

The tax character of dividends paid during the period ended August 31, 2005 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	—	—	—	—
Mid Cap	—	—	4,003,386	4,003,386
Small Capitalization	—	—	23,300	23,300
International Equity	—	—	—	—
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	—	—	126,948	126,948
Financial Services	15,615	—	210,810	226,425
Investment Quality Bonds	457,959	—	275,013	732,972
Municipal Bond	41,504	190,431	26,094	258,029
U.S. Government Money Market	249,069	—	—	249,069

As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

			Undistributed	Post-October	Undistributed	Undistributed	Unrealized
	Capital Loss		LT	Loss	Ordinary	Tax-Exempt	Appreciation
	Carryforwards		Capital Gains	Deferrals	Income	Income	(Depreciation)	Total
Large Capitalization Value	$(3,568,799)		$—	$—	$198,207	$—	$4,048,222	$677,630
Large Capitalization Growth	(16,411,648)		—	—	—	—	1,675,410	(14,736,238)
Mid Cap	—		3,868,830	—	—	—	(435,501)	3,433,329
Small Capitalization	—		2,516,439	—	—	—	4,815,598	7,332,037
International Equity	(5,267,850)		—	—	32,235	—	2,036,734	(3,198,881)
Health & Biotechnology	(116,434,101	)(a)	—	(321,183)	—	—	(575,143)	(117,330,427)
Technology & Communications	(259,766,648	)(b)	—	—	—	—	4,125,899	(225,640,749)
Energy & Basic Materials	—		347,974	—	—	—	3,536,275	3,884,249
Financial Services	—		21,663	(1,050)	366,442	—	323,203	710,258
Investment Quality Bond	—		—	(46,090)	—	—	(89,761)	(135,851)
Municipal Bond	—		6,704	—	—	—	122,349	129,053
U.S. Government Money Market	(751)		—	—	—	—	—	(751)

The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)     Excludes loss carryforwards of $2,289,440 due to current year loss limitation rules.

(b)    Excludes loss carryforwards of $1,966,768 due to current year loss limitation rules.

62

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$18.26	$16.49	$14.72	$13.02	$19.27
Income (Loss) from Investment Operations:
Net investment income (loss)	0.11	0.03	(0.00)**	(0.01)	0.03
Net realized and unrealized gain (loss)	1.78	1.74	1.77	1.71	(4.63)
Total from investment operations	1.89	1.77	1.77	1.70	(4.60)
Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-	-	(0.04)
Distributions from realized gains	-	-	-	-	(1.61)
Total dividends and distributions	(0.02)	-	-	-	(1.65)
Net Asset Value, End of Year	$20.13	$18.26	$16.49	$14.72	$13.02
Total Return*	10.36%	10.73%	12.02%	13.06%	(26.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$42,149	$42,198	$56,345	$56,573	$57,694
Ratio of net operating expenses to average net assets (2)	1.52%	1.65%	1.73%	1.96%	1.42%
Ratio of net investment income to average net assets (2)	0.55%	0.15%	(0.01)%	(0.05)%	0.28%
Portfolio Turnover Rate	49%	71%	92%	85%	84%

	Large Cap Growth Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$14.34	$11.87	$12.75	$11.38	$15.12
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.14)	(0.12)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(0.36)	2.61	(0.76)	1.49	(3.60)
Total from investment operations	(0.52)	2.47	(0.88)	1.37	(3.70)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.04)
Total dividends and distributions	-	-	-	-	(0.04)
Net Asset Value, End of Year	$13.82	$14.34	$11.87	$12.75	$11.38
Total Return*	(3.63)%	20.81%	(6.90)%	12.04%	(24.78)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$34,116	$37,560	$35,358	$41,240	$44,238
Ratio of net operating expenses to average net assets (3)	1.59%	1.74%	1.66%	2.00%	1.40%
Ratio of net investment income to average net assets (3)	(1.05)%	(1.04)%	(0.93)%	(1.07)%	(0.56)%
Portfolio Turnover Rate	125%	147%	129%	60%	32%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.52% and 0.55%, respectively, for the year ended August 31, 2006; 1.65% and 0.15%, respectively, for the year ended August 31, 2005; 1.73% and (0.01)%, respectively, for the year ended August 31, 2004; 1.96% and (0.05)%, respectively, for the year ended August 31, 2003; and 1.54% and 0.16%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.59% and (1.05%), respectively, for the year ended August 31, 2006; 1.74% and (1.04%), respectively, for the year ended August 31, 2005; 1.66% and (0.93%), respectively, for the year ended August 31, 2004; 2.01% and (1.08)%, respectively, for the year ended August 31, 2003; and 1.56% and (0.72)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

63

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Period Ended	January 6, 2003(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$12.96	$11.49	$10.40	$8.64	$8.61
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.10)	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.04	2.95	1.17	1.78	0.05
Total from investment operations	(0.07)	2.85	1.09	1.76	0.03
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(1.85)	(1.38)	-	-	-
Net Asset Value, End of Year	$11.04	$12.96	$11.49	$10.40	$8.64
Total Return*	(0.62)%	25.46%	10.48%	20.37%	0.35%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,469	$8,622	$6,940	$2,235	$115
Ratio of net operating expenses to average net assets (3)(4)	2.00%	1.89%	1.85%	1.89%	2.00%
Ratio of net investment income to average net assets (3)(4)	(0.94)%	(0.79)%	(0.65)%	(0.63)%	(0.86)%
Portfolio Turnover Rate	130%	75%	76%	19%	71%

	Small Cap Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$15.63	$13.02	$11.32	$10.26	$12.04
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.10)	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	0.99	2.72	1.97	1.94	(0.56)
Total from investment operations	0.92	2.62	1.92	1.88	(0.60)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Total dividends and distributions	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)
Net Asset Value, End of Year	$13.05	$15.63	$13.02	$11.32	$10.26
Total Return*	6.99%	20.16%	17.08%	20.00%	(5.43)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$16,175	$17,564	$22,532	$23,838	$29,037
Ratio of net operating expenses to average net assets (5)	1.85%	1.85%	1.61%	1.96%	1.40%
Ratio of net investment income to average net assets (5)	(0.53)%	(0.66)%	(0.40)%	(0.62)%	(0.24)%
Portfolio Turnover Rate	35%	17%	11%	20%	17%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.03% and (0.97)%, respectively, for the year ended August 31, 2006; 1.89% and (0.79)%, respectively, for the year ended August 31, 2005; 1.85% and (0.65)%, respectively, for the year ended August 31, 2004; 1.89% and (0.63)%, respectively, for the period ended August 31, 2003; and 2.11% and (0.97)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 1.85% and (0.53)%, respectively, for the year ended August 31, 2006; 1.85% and (0.66)%, respectively, for the year ended August 31, 2005; 1.61% and (0.40)%, respectively, for the year ended August 31, 2004; 1.96% and (0.62)%, respectively, for the year ended August 31, 2003; and 1.59% and (0.43)%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

64

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$10.62	$8.76	$7.24	$7.08	$9.07
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	0.06	-	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.37	1.80	1.52	0.18	(1.98)
Total from investment operations	2.41	1.86	1.52	0.16	(1.99)
Dividends and Distributions:
Dividends from net investment income	(0.06)	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.06)	-	-	-	-
Net Asset Value, End of Year	$12.97	$10.62	$8.76	$7.24	$7.08
Total Return*	22.75%	21.23%	20.99%	2.26%	(22.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$13,507	$10,364	$10,854	$23,362	$13,489
Ratio of net operating expenses to average net assets (4)	1.91%	2.00%	2.30%	2.30%	1.60%
Ratio of net investment income to average net assets (4)	0.32%	0.63%	0.06%	(0.24)%	(0.06)%
Portfolio Turnover Rate	69%	74%	183%	385%	24%

	Health & Biotechnology Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Period Ended	January 27, 2003(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$14.42	$12.53	$11.41	$11.53	$11.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.13)	(0.10)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	(0.80)	2.02	1.22	(0.09)	0.59
Total from investment operations	(1.02)	1.89	1.12	(0.12)	0.53
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-
Net Asset Value, End of Year	$13.40	$14.42	$12.53	$11.41	$11.53
Total Return*	(7.07)%	15.08%	9.82%	(1.04)%	4.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,250	$1,524	$956	$247	$18
Ratio of net operating expenses to average net assets (3)(5)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to average net assets (3)(5)	(1.55)%	(0.99)%	(0.83)%	(0.75)%	(1.94)%
Portfolio Turnover Rate	16%	111%	65%	10%	144%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 1.91% and 0.32%, respectively, for the year ended August 31, 2006; 2.00% and 0.63%, respectively, for the year ended August 31, 2005; 2.44% and (0.08)%, respectively, for the year ended August 31, 2004; 2.50% and (0.44)%, respectively, for the year ended August 31, 2003; and 2.09% and (0.55)%, respectively, for the year ended August 31, 2002.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.38%, and (1.63)%, respectively, for the year ended August 31, 2006; 2.45% and (1.14)%, respectively, for the year ended August 31, 2005; 2.37% and (0.90)%, respectively, for the year ended August 31, 2004; 2.35% and (0.80)%, respectively, for the period ended August 31, 2003; and 2.30% and (1.94)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

65

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares
					January 6,
	Year Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$7.55	$5.73	$6.70	$5.51	$5.57
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.11)	(0.14)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	0.07	1.93	(0.83)	1.23	(0.03)
Total from investment operations	(0.08)	1.82	(0.97)	1.19	(0.06)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-
Net Asset Value, End of Year	$7.47	$7.55	$5.73	$6.70	$5.51
Total Return*	(1.06)%	31.76%	(14.48)%	21.60%	(1.08)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,914	$1,440	$689	$190	$11
Ratio of net operating expenses to average net assets (3)(4)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to average net assets (3)(4)	(1.87)%	(1.54)%	(2.06)%	(2.17)%	(1.78)%
Portfolio Turnover Rate	99%	70%	53%	21%	263%

	Energy & Basic Materials Portfolio - Class I Shares
					January 6,
	Year Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$27.43	$18.06	$14.55	$12.95	$13.38
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.33)	(0.25)	(0.15)	(0.02)	-
Net realized and unrealized gain (loss)	3.19	9.62	3.66	1.62	(0.43)
Total from investment operations	2.86	9.37	3.51	1.60	(0.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	-	-
Total dividends and distributions	(0.36)	-	-	-	-
Net Asset Value, End of Year	$29.93	$27.43	$18.06	$14.55	$12.95
Total Return*	10.44%	51.88%	24.12%	12.36%	(3.21)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,632	$2,015	$1,729	$297	$3
Ratio of net operating expenses to average net assets (3)(5)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to average net assets (3)(5)	(1.09)%	(1.15)%	(0.80)%	0.12%	(0.48)%
Portfolio Turnover Rate	34%	65%	88%	22%	705%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.73%, and (2.30)%, respectively, for the year ended August 31, 2006; 2.75% and (1.99)%, respectively, for the year ended August 31, 2005; 2.32% and (2.09)%, respectively, for the year ended August 31, 2004; 2.66% and (2.53)%, respectively, for the period ended August 31, 2003; and 2.68% and (2.16)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.41%, and (1.20)%, respectively, for the year ended August 31, 2006; 2.93% and (1.78)%, respectively, for the year ended August 31, 2005; 2.93% and (1.43)%, respectively, for the year ended August 31, 2004; 3.97% and (1.55)%, respectively, for the period ended August 31, 2003; and 4.16% and (2.32)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

66

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares
					January 6,
	Year Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	August 31,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$12.66	$11.69	$11.04	$9.97	$9.93
Income (Loss) from Investment Operations:
Net investment income (loss)	0.03	(0.11)	(0.11)	(0.03)	-
Net realized and unrealized gain (loss)	1.68	1.77	0.76	1.10	0.04
Total from investment operations	1.71	1.66	0.65	1.07	0.04
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.87)	(0.69)	-	-	-
Total dividends and distributions	(0.87)	(0.69)	-	-	-
Net Asset Value, End of Year	$13.50	$12.66	$11.69	$11.04	$9.97
Total Return*	13.74%	14.15%	5.89%	10.73%	0.40%
Ratios and Supplemental Data:
Net assets, end of year	$1,478,451	$1,022,409	$774,250	$158,672	$10
Ratio of net operating expenses to average net assets (3)(4)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to average net assets (3)(4)	0.24%	(0.92)%	(0.87)%	(0.82)%	(0.48)%
Portfolio Turnover Rate	159%	150%	199%	32%	67%

	Investment Quality Bond Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$9.90	$10.17	$10.52	$10.71	$10.43
Income (Loss) from Investment Operations:
Net investment income (loss)	0.29	0.27	0.30	0.30	0.48
Net realized and unrealized gain (loss)	(0.16)	(0.09)	0.03	0.05	0.33
Total from investment operations	0.13	0.18	0.33	0.35	0.81
Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.30)	(0.30)	(0.51)
Distributions from realized gains	(0.06)	(0.18)	(0.38)	(0.24)	(0.02)
Total dividends and distributions	(0.35)	(0.45)	(0.68)	(0.54)	(0.53)
Net Asset Value, End of Year	$9.68	$9.90	$10.17	$10.52	$10.71
Total Return*	1.31%	1.77%	3.37%	3.42%	8.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$13,835	$14,169	$17,449	$23,057	$30,847
Ratio of net operating expenses to average net assets (5)	1.40%	1.40%	1.40%	1.40%	1.24%
Ratio of net investment income to average net assets (5)	2.98%	2.69%	2.97%	2.88%	4.85%
Portfolio Turnover Rate	35%	50%	33%	66%	46%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Commencement of offering.

(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services Portfolio: 3.37% and (0.83)%, respectively, for the year ended August 31, 2006; 3.70% and (2.32)%, respectively, for the year ended August 31, 2005; 3.13% and (1.69)%, respectively, for the year ended August 31, 2004; 2.30% and (0.82)%, respectively, for the period ended August 31, 2003; and 2.30% and (0.48)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.66% and 2.72%, respectively, for the year ended August 31, 2006; 1.78% and 2.31%, respectively, for the year ended August 31, 2005; 1.81% and 2.55%, respectively, for the year ended August 31, 2004; 1.70% and 2.58%, respectively, for the year ended August 31, 2003; and 1.46% and 4.63%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

67

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$10.41	$10.50	$10.31	$10.63	$10.65
Income (Loss) from Investment Operations:
Net investment income (loss)	0.32	0.31	0.34	0.35	0.39
Net realized and unrealized gain (loss)	(0.19)	(0.01)	0.25	(0.21)	0.02
Total from investment operations	0.13	0.30	0.59	0.14	0.41
Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.34)	(0.35)	(0.41)
Distributions from realized gains	(0.03)	(0.08)	(0.06)	(0.11)	(0.02)
Total dividends and distributions	(0.35)	(0.39)	(0.40)	(0.46)	(0.43)
Net Asset Value, End of Year	$10.19	$10.41	$10.50	$10.31	$10.63
Total Return*	1.30%	2.98%	5.86%	1.30%	4.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,849	$6,038	$7,892	$5,766	$9,681
Ratio of net operating expenses to average net assets (2)	1.40%	1.40%	1.40%	1.40%	1.27%
Ratio of net investment income to average net assets (2)	3.16%	3.02%	3.24%	3.30%	3.95%
Portfolio Turnover Rate	19%	25%	29%	11%	48%

	U.S. Government Money Market Portfolio - Class I Shares
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.03	0.01	(0.00)	**	0.00	**	0.01
Net realized and unrealized gain (loss)	-	-	-		-		-
Total from investment operations	0.03	0.01	(0.00)	**	0.00	**	0.01
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	-		(0.00)	**	(0.01)
Distributions from realized gains	-	-	(0.00)	**	-		-
Total dividends and distributions	(0.03)	(0.01)	(0.00)	**	(0.00)		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return*	3.31%	1.28%	0.04%		0.12%		1.61%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,339	$18,052	$22,247		$28,979		$37,481
Ratio of net operating expenses to average net assets (3)	1.25%	1.25%	1.09%		1.23%		1.17%
Ratio of net investment income to average net assets (3)	3.28%	1.23%	0.00%		0.12%		1.21%
Portfolio Turnover Rate	N/A	N/A	N/A		N/A		N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.16% and 2.40%, respectively, for the year ended August 31, 2006; 2.09% and 2.33%, respectively, for the year ended August 31, 2005; 1.90% and 2.73%, respectively, for the year ended August 31, 2004; 2.07% and 2.63%, respectively, for the year ended August 31, 2003; 2.40% and 2.82%, respectively, for the year ended August 31, 2002.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.63% and 2.89%, respectively, for the year ended August 31, 2006; 1.72% and 0.77%, respectively, for the year ended August 31, 2005; 1.74% and (0.65)%, respectively, for the year ended August 31, 2004; 1.72% and (0.37)%, respectively, for the year ended August 31, 2003; 1.48% and 0.90%, respectively, for the year ended August 31, 2002.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

68

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Cap Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the period or year ended August 31, 2003 and the period or year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods ended August 31, 2002 and April 30, 2002, have been audited by other auditors, whose reports dated October 9, 2002 and June 26, 2002, respectively, expressed unqualified opinions thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP

Philadelphia, Pennsylvania
October 6, 2006

69

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2006 through August 31, 2006.

Actual Expenses:   The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2006	Ending Account Value – 8/31/2006	Expense Paid 3/1/2006-8/31/2006*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$1,031.30	$7.78	1.52%
Large Capitalization Value – Class A	1,000.00	1,029.70	9.92	1.94
Large Capitalization Value – Class B	1,000.00	1,026.80	12.87	2.52
Large Capitalization Value – Class C	1,000.00	1,026.20	12.87	2.52
Large Capitalization Growth – Class I	1,000.00	836.60	7.36	1.59
Large Capitalization Growth – Class A	1,000.00	834.80	9.43	2.04
Large Capitalization Growth – Class B	1,000.00	832.10	11.91	2.58
Large Capitalization Growth – Class C	1,000.00	831.80	11.91	2.58
Mid Capitalization – Class I	1,000.00	971.00	9.94	2.00
Mid Capitalization – Class A	1,000.00	968.70	11.41	2.30
Mid Capitalization – Class B	1,000.00	966.00	14.87	3.00
Mid Capitalization – Class C	1,000.00	966.00	14.87	3.00
Small Capitalization – Class I	1,000.00	1,013.20	9.39	1.85
Small Capitalization – Class A	1,000.00	1,011.60	10.19	2.01
Small Capitalization – Class B	1,000.00	1,007.70	14.47	2.86
Small Capitalization – Class C	1,000.00	1,008.60	14.48	2.86
International Equity – Class I	1,000.00	1,057.30	9.90	1.91
International Equity – Class A	1,000.00	1,055.20	12.38	2.39
International Equity – Class B	1,000.00	1,051.10	14.99	2.90
International Equity – Class C	1,000.00	1,052.10	15.00	2.90
Health & Biotechnology – Class I	1,000.00	919.70	11.13	2.30
Health & Biotechnology – Class A	1,000.00	918.30	13.05	2.70
Health & Biotechnology – Class B	1,000.00	914.90	15.93	3.30
Health & Biotechnology – Class C	1,000.00	915.00	15.93	3.30
Technology & Communications – Class I	1,000.00	904.40	11.04	2.30
Technology & Communications – Class A	1,000.00	902.10	12.94	2.70
Technology & Communications – Class B	1,000.00	899.00	15.80	3.30
Technology & Communications – Class C	1,000.00	899.60	15.80	3.30
Energy & Basic Materials – Class I	1,000.00	991.10	11.54	2.30
Energy & Basic Materials – Class A	1,000.00	988.60	13.53	2.70
Energy & Basic Materials – Class B	1,000.00	985.70	16.52	3.30
Energy & Basic Materials – Class C	1,000.00	985.70	16.52	3.30
Financial Services – Class I	1,000.00	966.40	11.40	2.30
Financial Services – Class A	1,000.00	963.80	13.36	2.70
Financial Services – Class B	1,000.00	960.90	16.31	3.30
Financial Services – Class C	1,000.00	960.90	16.31	3.30
Investment Quality Bond – Class I	1,000.00	1,016.90	7.12	1.40
Investment Quality Bond – Class B	1,000.00	1,010.70	12.16	2.40
Investment Quality Bond – Class C	1,000.00	1,011.80	12.17	2.40
Municipal Bond – Class I	1,000.00	1,010.10	7.09	1.40
Municipal Bond – Class B	1,000.00	1,006.00	12.13	2.40
Municipal Bond – Class C	1,000.00	1,006.00	12.13	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class B	1,000.00	1,019.00	11.45	2.25
U.S. Government Money Market – Class C	1,000.00	1,019.00	11.45	2.25

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:   The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2006	Ending Account Value – 8/31/2006	Expense Paid 3/1/2006-8/31/2006*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,017.54	$7.73	1.52%
Large Capitalization Value – Class A	1,000.00	1,015.43	9.86	1.94
Large Capitalization Value – Class B	1,000.00	1,012.50	12.78	2.52
Large Capitalization Value – Class C	1,000.00	1,012.50	12.78	2.52
Large Capitalization Growth – Class I	1,000.00	1,017.19	8.08	1.59
Large Capitalization Growth – Class A	1,000.00	1,014.92	10.36	2.04
Large Capitalization Growth – Class B	1,000.00	1,012.20	13.09	2.58
Large Capitalization Growth – Class C	1,000.00	1,012.20	13.09	2.58
Mid Capitalization – Class I	1,000.00	1,015.12	10.16	2.00
Mid Capitalization – Class A	1,000.00	1,013.61	11.67	2.30
Mid Capitalization – Class B	1,000.00	1,010.08	15.20	3.00
Mid Capitalization – Class C	1,000.00	1,010.08	15.20	3.00
Small Capitalization – Class I	1,000.00	1,015.88	9.40	1.85
Small Capitalization – Class A	1,000.00	1,015.07	10.21	2.01
Small Capitalization – Class B	1,000.00	1,010.79	14.50	2.86
Small Capitalization – Class C	1,000.00	1,010.79	14.50	2.86
International Equity – Class I	1,000.00	1,015.58	9.70	1.91
International Equity – Class A	1,000.00	1,013.16	12.13	2.39
International Equity – Class B	1,000.00	1,010.59	14.70	2.90
International Equity – Class C	1,000.00	1,010.59	14.70	2.90
Health & Biotechnology – Class I	1,000.00	1,013.61	11.67	2.30
Health & Biotechnology – Class A	1,000.00	1,011.59	13.69	2.70
Health & Biotechnology – Class B	1,000.00	1,008.57	16.71	3.30
Health & Biotechnology – Class C	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class I	1,000.00	1,013.61	11.67	2.30
Technology & Communications – Class A	1,000.00	1,011.59	13.69	2.70
Technology & Communications – Class B	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class C	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class I	1,000.00	1,013.61	11.67	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.59	13.69	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class C	1,000.00	1,008.57	16.71	3.30
Financial Services – Class I	1,000.00	1,013.61	11.67	2.30
Financial Services – Class A	1,000.00	1,011.59	13.69	2.70
Financial Services – Class B	1,000.00	1,008.57	16.71	3.30
Financial Services – Class C	1,000.00	1,008.57	16.71	3.30
Investment Quality Bond – Class I	1,000.00	1,018.15	7.12	1.40
Investment Quality Bond – Class B	1,000.00	1,013.11	12.18	2.40
Investment Quality Bond – Class C	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class I	1,000.00	1,018.15	7.12	1.40
Municipal Bond – Class B	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class C	1,000.00	1,013.11	12.18	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class B	1,000.00	1,013.86	11.42	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.86	11.42	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

No examples are presented above for Class A shares of the Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios. The inception date for this class of shares for theses portfolios was February 14, 2006. As of August 31, 2006, expenses had not been allocated to these Class A shares.

71

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 10 and 11, 2006

The Independent Trustees discussed the information received from the Investment Manager respecting (i) the nature, quality and scope of services provided by the Investment Manager and each Investment Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Investment Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Investment Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Investment Manager. The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the quality of services provided was satisfactory. Regarding the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio, the Trustees determined to appoint new Investment Advisers because the Investment Advisor to the Portfolios was exiting the investment advisory business.

Comparative Performance

Except as otherwise noted the performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio. The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that the Portfolio had (i) outperformed its peer group for the period September, 1994 (inception of the Portfolio) through March 31, 2002; (ii) substantially underperformed its peer group for the period March 31, 2002 through September 30, 2002 and thereafter outperformed its peer group. The Manager noted that the substantial underperformance for the period March 31, 2002 through September 30, 2002 was largely the result of holdings in certain companies that were adversely affected by corporate scandals. The Trustees understood the reasons for the underperformance during the six-month period in 2002 and concluded that, overall, the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio, the Portfolio had performed better than its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: Effective April 17, 2006, Caterpillar Investment Management was replaced as Adviser to the Portfolio. The Trustees determined to appoint Vaughan Nelson Investment Management LP (“Vaughan Nelson”) as the new Adviser to the Portfolio.

Small Cap: The Trustees noted that since Fox Asset Management had taken over as the Portfolio’s Investment Adviser (i.e., January, 2001 through February 28, 2006) the Portfolio had performed better than its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Portfolio Adviser – Oppenheimer Capital, was appointed in July 2004. Since that date, the Portfolio had performed comparable to its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Health and Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005. Therefore, it was too soon to meaningfully evaluate the Investment Adviser’s performance.

Technology and Communications: The Trustees noted that since January 7, 2003 (the inception of the Portfolio) through February 28, 2006 the Portfolio had underperformed relative to its peer group. The Manager explained that Columbus Circle Investors took over the Portfolio on January 7, 2003 but did not fully reposition the Portfolio until January 14, 2003. The Manager further noted that since January 14, 2003 the Portfolio had outperformed its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio, the Portfolio had outperformed its peer group. The Trustees determined that the performance of the Portfolio was satisfactory.

Energy and Basic Materials: Effective April 17, 2006, Caterpillar was replaced as Adviser to the Portfolio. The Trustees determined to appoint Integrity Money Management Inc. (“Integrity”) as the new Adviser to the Portfolio.

Investment Quality Bond Portfolio: The Trustees noted that the Portfolio had slightly underperformed its peer group for the period September 1, 1994 through February 28, 2006. The Manager stated that the investment approach of Fox Asset Management was particularly well suited for a fund like the

72

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Portfolio, which is utilized as part of an asset allocation program. In particular, the Manager noted that Fox is value oriented, has an emphasis on high quality and that capital preservation and risk control are important strategic elements. The Trustees determined that, under the circumstances, the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio: The Trustees noted that since September 1, 1994 through February 28, 2006 the Portfolio had underperformed in relation to its peer group. The Trustees noted, however, that the Portfolio was significantly smaller than most municipal funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

U.S. Government Money Market Portfolio: The Trustees noted that since the appointment of Reich & Tang Asset Management as Adviser to the Portfolio in October of 2003 through February 28, 2006, the Portfolio had slightly underperformed its peer group. The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Mid Cap, Small Cap and International Equity Portfolios were equal to or lower than the average of comparable funds; and (ii) the fee rates for Large Cap Value, Health and Biotechnology, Technology and Communications, Financial Services, Energy and Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Investment Manager’s costs and profitability of the relatively small sizes of the Portfolios. The Trustees also noted that the Investment Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager. The Trustees concluded, based on the foregoing, that the management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager. The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager. The Trustees considered the financial viability of the Investment Manager and its ability to continue to provide high quality services and concluded that the Investment Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisors from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisors have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by the Investment Advisors may enhance the ability of the Investment Advisors to provide quality services to the Portfolios. The Trustees noted that the Investment Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios (other than the Mid Capitalization and Energy & Basic Materials Portfolios) was in the best interests of the Portfolios and the shareholders.

Appointment of Vaughan Nelson as Adviser to the Mid Capitalization Portfolio and Integrity as the Adviser to the Energy & Basic Materials Portfolio

The Board of Trustees considered materials furnished by Vaughan Nelson and Integrity, respectively, including information regarding their personnel, operations and financial condition.

In evaluating Vaughan Nelson and Integrity and the new advisory agreements, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by each advisory firm. Representatives from each advisory firm made a presentation to the Board on their respective firms and responded to questions of the Trustees. The Board also reviewed and discussed the terms of the new advisory agreements and compared them to prior advisory agreements.

The Board considered, with its legal counsel with respect to Vaughan Nelson and Integrity, respectively: (i) the quality and extent of the services to be provided; (ii) the depth of organization, expertise, reputation and experience of the advisory firm; (iii) their financial resources; (iv) their ability to retain and attract qualified personnel and (v) the performance of assets managed by the advisory firm.

Based on the foregoing, the Independent Trustees determined that approval of new advisory agreements with Vaughan Nelson and Integrity was in the best interests of the Mid Capitalization and the Energy & Basic Materials Portfolio, respectively, and their shareholders.

73

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 51 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 64 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Member, Law and Government Relations Firm, Kelly-Cawthorne, LLC	12 Portfolios	None
Udo Koopmann, 65 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 57 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 68 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 54 460 Park Avenue New York, NY 10022	Trustee	Since 2003

President & CEO, Lightstone Real Estate Investment (2006-present); President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-present) (Real Estate Investment Banking; Director), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	Director, Duroplas Corp. (1999-present) (Manufacturer)

74

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 50 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 37 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003

Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC; Senior Market Manager, CPA2BIZ, (2001); Director of Marketing, deltathree (2000-2001); Senior Marketing Manager, MetLife (1998-2000)

				12 Portfolios	None
Michael J. Wagner, 55 450 Wirless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since 2006

President of Fund Compliance Services, LLC (2006-present); Senior Vice President of Fund Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003-2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005-present).

				12 Portfolios	None

*           Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

**     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

75

THE SARATOGA
ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain non-public personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties. We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

76

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2006 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)           Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)           Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;

(4)           The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees

	Registrant	Advisor
FY 08/31/06	$153,000,000	$6,000.00
FY 08/31/05	$163,000.00	$6,000.00
FY 08/31/04	$175,000.00	$6,000.00

(b)           Audit-Related Fees

	Registrant	Advisor
FYE 08/31/06	$0.00	$0.00
FYE 08/31/05	$0.00	$0.00
FYE 08/31/04	$0.00	$0.00

(c)           Tax Fees

	Registrant	Advisor
FYE 08/31/06	$24,000.00	$4,000.00
FYE 08/31/05	$24,000.00	$4,000.00
FYE 08/31/04	$24,000.00	$4,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)           All Other Fees

	Registrant	Advisor
FYE 08/31/06	$0.00	$0.00
FYE 08/31/05	$0.00	$0.00
FYE 08/31/04	$0.00	$0.00

(e)           (1)           Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)           Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)            During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/2006	$24,000.00	$4,000.00
FYE 08/31/2005	$24,000.00	$4,000.00
FYE 08/31/2004	$24,000.00	$4,000.00

(h)           The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Saratoga Advantage Trust

By (Signature and Title)
*	/s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia, President and Chief Executive Officer

Date	11/07/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*	/s/ Mark S. Marrone
Mark S. Marrone, Treasurer and Chief Financial Officer

Date	11/07/06

By (Signature and Title)
*	/s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia, President and Chief Executive Officer

Date	11/07/06

* Print the name and title of each signing officer under his or her signature.